As filed with the Securities and Exchange Commission on June 17, 1998

                                                  Registration No. 2-78066

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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549
                     ----------------------------------

                                  FORM N-1A
                         Registration Statement Under
                          The Securities Act of 1933
                        Pre-Effective Amendment No.
                       Post-Effective Amendment No. 28                 [X]

                                    and/or
                          Registration Statement Under
                       The Investment Company Act of 1940
                                 Amendment No. 31                       [X]
                      -------------------------------------

            Registrant's Name, Address and Telephone Number:
    American Federation of Labor and Congress of Industrial Organizations
                          Housing Investment Trust
                             1717 K Street, N.W.
                                  Suite 707
                          Washington, D.C.  20006
                              (202) 331-8055

                    Name and Address of Agent for Service:
                                Kenneth G. Lore
                         Swidler & Berlin, Chartered
                        3000 K Street, N.W., Suite 300
                            Washington, D.C.  20007

               Approximate Date of Proposed Public Offering:
                Public Offering Commenced February 9, 1983
                       -------------------------------

It is proposed that this filing will become effective:
[x]      immediately upon filing pursuant to paragraph (b)
[ ]      on (date) pursuant to paragraph (b)
[ ]      60 days after filing pursuant to paragraph (a)(1)
[ ]      on (date) pursuant to paragraph (a)(1)
[ ]      75 days after filing pursuant to paragraph (a)(2)
[ ]      on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:
[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Rule 24f-2(a)(1) Declaration:

     An indefinite number of Units of Beneficial Interest of the Registrant are being registered by this Registration Statement pursuant to Rule 24f-2 under the Investment Company Act of 1940. Registrant's most recent Rule 24f-2 Notice was filed on February 27, 1998 and registration fees totaling $72,049.58 were paid. Future Rule 24f-2 Notices will be filed and further filing fees paid as prescribed in Rule 24f-2.

                     AMERICAN FEDERATION OF LABOR AND
                   CONGRESS OF INDUSTRIAL ORGANIZATIONS
                       HOUSING INVESTMENT TRUST

                  Registration Statement on Form N-1A


                           CROSS REFERENCE SHEET

N-1A Item No.                               Location
-------------                               ---------
PART A:     PROSPECTUS

Item 1.     Cover Page                      Cover Page

Item 2.     Synopsis                        Prospectus Summary

Item 3.     Condensed Financial             Condensed Financial
             Information                    Information

Item 4.     General Description of          Prospectus Summary;
             Registrant                     History and Purpose;
                                            Investment Objective and Policies
                                            Investment Restrictions
                                            Risk Factors

Item 5.     Management of the Fund          Prospectus Summary;
                                            Management; Investment Adviser

Item 5A.    Management's Discussion         Trust Performance
             of Fund Performance

Item 6.     Capital Stock and Other         Prospectus Summary;
             Securities                     Incidents of Ownership of Units
                                            Securities Offered; Tax Status

Item 7.     Purchase of Securities          Prospectus Summary;
             Being Offered                  Securities Offered;
                                            Sales Activities

Item 8.     Redemption or Repurchase        Prospectus Summary; Redemption

Item 9.     Legal Proceedings               Pendency of Legal Proceedings

PART B:  STATEMENT OF ADDITIONAL INFORMATION

N-1A Item No.                               Location
--------------                              --------
Item 10.    Cover Page                      Cover Page

Item 11.    Table of Contents               Table of Contents

Item 12.    General Information and         History; Exemptions
             History                        from Specific Requirements of the
                                            Investment Company Act;
                                            Supplementary Information

Item 13.    Investment Objective and        Prospectus Investment Objective
             and Policies                   and Policies; Prospectus
                                            Investment Restrictions

Item 14.    Management of the               Management of the Trust
             Registrant

Item 15.    Control Persons and             Principal Holders of
             Principal Holders of           Securities
             Securities

Item 16.    Investment Advisory and         Management of the Trust;
             Other Services                 Investment Adviser;
                                            Sales and Distribution Activities;
                                            Supplementary Information

Item 17.    Brokerage Allocation and        Prospectus Management;
             Other Services                 Investment Adviser

Item 18.    Capital Stock and Other         Admission to the Trust
             Securities

Item 19.    Purchase, Redemption and        Sales and Distribution Activities;
             Pricing of Securities Being    Admission to the Housing Trust;
             Offered                        Prospectus Securities Offered

Item 20.    Tax Status                      Prospectus Tax Status

Item 21.    Underwriters                    Not Applicable

Item 22.    Calculation of                  Not Applicable
            Performance Data

Item 23.    Financial Statements            Financial Statements

PART C:  STATEMENT OF OTHER INFORMATION

N-1A Item No.                               Location
-------------                               ---------
Item 24.    Financial Statements and        Financial Statements and Exhibits
             and Exhibits

Item 25.    Persons Controlled by or        Common Control
             Under Common Control

Item 26.    Number of Holders of            Number of Security Holders
             Securities

Item 27.    Indemnification                 Indemnification

Item 28.    Business and Other Connections  Business and Other Connections
             of Investment Adviser          of Investment Advisor

Item 29.    Principal Underwriters          Not Applicable

Item 30.    Location of Accounts and        Location of Accounts and
             Records                        Records

Item 31.    Management Services             Not Applicable

Item 32.    Undertakings                    Not Applicable

SIGNATURES                                  Signatures

                                  AFL-CIO
                          HOUSING INVESTMENT TRUST

                             -------------------
                                 PROSPECTUS
                             -------------------

     The investment objective of the American Federation of Labor and Congress of Industrial Organizations Housing Investment Trust ("Trust") is to provide current income through a program of investment in construction and long-term mortgage loans, secured bridge loans and mortgage-backed securities carrying competitive market yields. The Trust invests primarily in obligations that are evidenced or secured by mortgage-backed securities, mortgages or other liens on real estate. At least 70% of the mortgage loans and mortgage-backed securities in which the Trust invests directly or that back other investments of the Trust are either federally insured or guaranteed or issued or guaranteed by the Federal National Mortgage Association ("Fannie Mae") or the Federal Home Loan Mortgage Corporation ("Freddie Mac"). At the same time, the Trust seeks to promote important objectives of the American labor union movement by encouraging the construction of housing and by promoting additional and continuing employment for union members in the construction trades and related industries that provide materials, furnishings, appliances and services related to housing construction. The Trust proposes to achieve these union objectives by limiting investments secured by mortgaged real estate involving new construction or rehabilitation work to those in which such new construction or rehabilitation work is done by union labor. Real estate securing Trust investments will include single-family dwellings, multi-family projects, and certain health care facilities including hospitals, intermediate care facilities and nursing homes.

       THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
         SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION
          PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
          ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     This Prospectus sets forth concisely the information about the Trust that a prospective investor ought to know before investing. Investors should read and retain this Prospectus for future reference. A Statement of Additional Information about the Trust has been filed with the Securities and Exchange Commission ("SEC") and is available upon request without charge from Trust headquarters. The Statement of Additional Information, including the Trust's audited financial statements for the year ended December 31, 1997, is incorporated by reference in this Prospectus.

                The date of this Prospectus is June 17, 1998.

     The date of the Statement of Additional Information is June 17, 1998.

Prospectus Summary....................................................       1
Condensed Financial Information........................................      6
History and Purpose....................................................      7
Investment Objective and Policies......................................      8
Investment Restrictions................................................     26
Risk Factors...........................................................     28
Management.............................................................     37
Trust Performance......................................................     38
Investment Adviser.....................................................     41
Incidents of Ownership of Units........................................     43
Securities Offered.....................................................     44
Sales Activities.......................................................     48
Redemption.............................................................     49
Tax Status.............................................................     50
Pendency of Legal Proceedings..........................................     50


     NO ONE HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THIS OFFERING, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF ANY OFFER TO BUY ANY OF THESE SECURITIES IN ANY STATE TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION IN SUCH STATE.



                           PROSPECTUS SUMMARY


The summary information below should be read in conjunction with the detailed information appearing elsewhere in this Prospectus.

ISSUER

     The Trust is a common law trust created under the laws of the District of Columbia and sponsored by the American Federation of Labor and Congress of Industrial Organizations ("AFL-CIO"). The terms of the Trust are set forth in the Declaration of Trust as amended to date ("Declaration of Trust"). See "HISTORY AND PURPOSE."

     The Trust is governed by a Board of Trustees, consisting of up to 12 Trustees who are officers of the AFL-CIO or its member unions ("Union Trustees"); up to 12 Trustees who are (i) officers or management employees of one or more organizations contributing directly or indirectly through contractors to an Eligible Pension Plan (as defined below), or officers or management employees of such a Plan, or (ii) with respect to not more than 2 of such Trustees, an officer, director or trustee of an organization connected in whole or in part with the housing industry, or an elected or appointed official of the federal or any state or local government or an agency or instrumentality thereof ("Management Trustees"); and one Trustee who is neither an officer, trustee or employee of any organization that participates in the Trust ("Chairman"). The number of Management Trustees may not exceed the number of Union Trustees except in case a Trustee dies or resigns before the expiration of his or her term. See "MANAGEMENT."

ELIGIBLE INVESTORS

     Units of beneficial interest ("Units") in the Trust are offered, without charge of any sales load or commission, only to organizations which exist for the purpose of dealing with employees regarding terms and conditions of employment, as well as any employee benefit plan or other organization affiliated with or sponsored by such an organization ("Labor Organizations") and to pension plans constituting qualified trusts under Section 401(a) of the Internal Revenue Code of 1986, as amended ("IRC") that have beneficiaries who are union members ("Eligible Pension Plans"). See "SECURITIES OFFERED" for more complete definitions. Eligible Labor Organizations include 72 national and international unions and 651 state and local central bodies directly affiliated with the AFL-CIO, the great number of local unions and state and local central bodies affiliated directly with those national and international unions, and other labor organizations.

SECURITIES OFFERED

     Units representing interests in the Trust are offered at the Net Asset Value per Unit as of the last business day of each month ("Valuation Date") following receipt of a purchase order. A minimum initial investment of $50,000 is required. See "SECURITIES OFFERED." Securities may be issued for whole or fractional Units. Units are not transferable and are not assignable. The Trust is an open-end company but securities are redeemable in whole or

fractional Units as of monthly Valuation Dates with at least 15 days prior written notice. See "REDEMPTION." Each Unit will be valued at its pro rata share of the Net Asset Value of the Trust as of the close of business on the last business day of each month. The Trust does not issue certificates evidencing ownership of Units. Units are issued and redeemed by bookkeeping entry and without physical delivery of securities.

INVESTMENT OBJECTIVE

     The Trust's investment objective is to provide current income through investment in construction and long-term mortgage loans, mortgage-backed securities secured by mortgages or other liens upon real estate and other mortgage-backed obligations and secured bridge loans (sometimes referred to collectively as "Mortgage Investments") carrying competitive market yields. The Trust invests primarily in obligations that are evidenced or secured by mortgage-backed securities, mortgages or liens on real estate. At least 70% of the mortgage loans and mortgage-backed securities in which the Trust invests or that back investments of the Trust are either federally insured or guaranteed or issued or guaranteed by Fannie Mae or Freddie Mac. Although principal and interest (base interest in the case of contingent interest mortgage loans) payments are guaranteed, the market value of such mortgage loans and securities is not guaranteed and will fluctuate. One purpose of these investments is to encourage construction of housing and thereby facilitate additional and continuing employment for union members in the construction trades and related industries. In addition, to promote its objective of encouraging union construction, the Trust may enter into pre-construction loan commitments. See "INVESTMENT OBJECTIVE AND POLICIES--Pre-construction Commitments." The Trust has been established to promote important objectives of the American labor union movement.

     The Trust may invest up to 100% of its assets in construction and long-term loans insured or guaranteed by the Federal Housing Administration ("FHA"), the Department of Veterans Affairs ("VA") and the Government National Mortgage Association ("Ginnie Mae") and securities that are secured by securities and/or mortgage loans issued or insured, as applicable, by FHA, VA and Ginnie Mae if the securities are rated in one of the two highest rating categories (that is, AAA or AA) of a nationally recognized rating agency. The Trust may invest up to 100% of its assets in obligations that are issued or guaranteed by Fannie Mae or Freddie Mac (including Fannie Mae mortgage-backed securities and Freddie Mac participation certificates) and in securities backed by Fannie Mae or Freddie Mac if the securities are rated in one of the two highest rating categories (that is, AAA or AA) of a nationally recognized rating agency (such obligations and securities are sometimes hereinafter referred to collectively as "Fannie Mae and Freddie Mac Investments").

     Trust investments may include federal government-related, Fannie Mae, and Freddie Mac contingent interest mortgage loans. See "INVESTMENT OBJECTIVE AND POLICIES -- Contingent Interest Mortgage Loans" and "INVESTMENT OBJECTIVE AND POLICIES -- Pass-Through and Pay-Through Securities." Trust investments also may include federally insured or guaranteed mortgages or securities backed thereby and Fannie Mae and Freddie Mac Investments that include a right to require early repayment under certain circumstances. See "INVESTMENT OBJECTIVE AND POLICIES--Early Repayment Loans."


     The Trust may invest up to 30% of its assets in certain privately collateralized obligations and in certain qualified state and local government-related investments, including certain secured bridge loans ("Secured Bridge Loans"). Secured Bridge Loans may not, in the aggregate, exceed 5% of the Trust's assets. See "INVESTMENT OBJECTIVE AND
POLICIES--Privately Collateralized Investments; State and Local
Government-Related Investments."

     Although the Trust's Declaration of Trust authorizes the Trust to invest in a range of investments (as described above), historically the Trust has concentrated its investments in FHA-, VA- and Ginnie Mae-insured or guaranteed construction loans and in Fannie Mae and Freddie Mac investments. At December 31, 1997, such investments represented 99.2 % of the Trust's total investment portfolio. The Management of the Trust intends to maximize Trust investments in such assets to the extent market conditions permit, consistent with the overall objectives of the Trust. However, there can be no assurance that this historic concentration of investments will be maintained.

     Pending investment in Mortgage Investments, assets of the Trust are held in various instruments, including United States Government issues, federal agency issues, mutual funds that invest in such securities, commercial paper, collateral loans and warehousing agreements and instruments which are liquid but which may or may not be secured by real estate or by federal guarantees or insurance. See "INVESTMENT OBJECTIVE AND POLICIES--Temporary Investments." A portion of such instruments may be managed by Wellington Management Company, an investment advisor that has been retained by the Trust to manage short-term Trust assets. See "INVESTMENT ADVISER."

RISK FACTORS

     The Net Asset Value of each Unit will reflect the market value of the Trust's portfolio of investments. The current market value of the Trust's portfolio will fluctuate, primarily in response to changing interest rates. Generally, the market value of Trust mortgage loans, mortgage securities and other assets will fall below the principal amount of such assets at times when market interest rates rise above the interest rates on such investments. Participants who redeem Units in such circumstances will suffer the resulting loss in value of Trust assets.

     While the Trust does not buy Mortgage Investments for purposes other than investment, the Trust will from time to time buy or sell Mortgage Investments in order to prevent fluctuations in the weighted average maturity of its portfolio or to maintain a desirable level of portfolio diversification. The Trust retains the flexibility to sell all or any portion of its assets if circumstances (e.g., changed market conditions) suggest the prudence of that course. Although registered investment companies generally must value their assets and accept redemption requests daily, the Trust is permitted to value its assets and accept redemption requests no more often than quarterly, by virtue of an exemptive order received from the SEC. The Trust's Board of Trustees has implemented monthly valuations of the Trust's assets, which enables the Trust to redeem Units on a monthly, rather than quarterly, basis. Consistent with the Trust's exemptive order and its redemption procedures (see "REDEMPTION"), the Trust will invest at least 90% of the value of its assets

in investments that are readily marketable and convertible into cash within 120 days without a discount from their market value (see "INVESTMENT RESTRICTIONS"). It is possible, however--due to changes in interest rates, the performance of specific properties, or general economic conditions since the monthly Valuation Date preceding a request for redemption--for the market value of an investment at the time of its liquidation to be less than its market value as of the monthly Valuation Date preceding a request for redemption.

     Most of the Trust's assets could be disposed of in a time frame sufficient to meet monthly redemptions. In the event the Trust were to receive redemption requests with respect to a particular monthly Valuation Date in an amount that exceeds the amount of assets that the Trust could liquidate at market value prior to the applicable redemption date, the Trust would not be able to satisfy such redemption requests without liquidating certain of its assets at a discount from their market value. If such circumstances were to occur, the Trust would be unable to satisfy at least some of the redemption requests on a timely basis because the Trust would not liquidate assets at a discount from their market value. Therefore, in anticipating the availability of funds based on a redemption of Units, investors should be prepared for the possibility of a delay in the satisfaction of a monthly redemption request. Such a delay would not, however, extend more than 120 days beyond the monthly Valuation Date following the Trust's receipt of the redemption request (except to the extent it were necessary to liquidate that portion of the Trust's portfolio (up to 10%) not required to be invested in assets that are readily marketable and convertible into cash within 120 days without a discount from their market value). See "REDEMPTION." The Trust has never failed to satisfy any redemption request on a timely basis.

     Other risk factors relating to an investment in Units include: the possible reduction in yield caused by prepayments, a limited resale market for certain types of loans, inflation, defaults on loans and other Mortgage Investments, changes in ratings, lack of diversification and real estate-related risks for certain Mortgage Investments that are neither federally insured or guaranteed nor issued or guaranteed by Fannie Mae or Freddie Mac. For a discussion of these items, see "RISK FACTORS."

INVESTMENT MANAGEMENT

     The Trust's Chief Executive Officer, assisted by the Chief Investment Officer, Director of Investor Relations and the General Counsel, is responsible for the day to day administration of the Trust, including the selection of investments, other than certain short-term investments, and communication with existing and potential investors. For the fiscal year ended December 31, 1997, the Trust's personnel expenses (salaries and benefits) for all Trust officers and staff members totaled $3,797,617. See "MANAGEMENT."

     Set forth below is certain information regarding fund operating expenses in tabular format:

                      Annual Fund Operating Expenses
                  (as a percentage of average net assets)

                   12b-1 Fees                      0.03%
                   Other Expenses                  0.40%
                   Total Fund Operating Expenses   0.43%

EXAMPLE

                          1 year      3 years       5 years      10 years
You would pay the
following expenses
on a $1,000 investment,
assuming (1) 5% annual
return and (2) redemption
at the end of each time
period:                   $4.52        $13.56        $22.60       $45.20

     The purpose of the foregoing table is to assist the investor in understanding the various costs and expenses that an investor in the Trust will bear directly or indirectly. The Trust does not charge a sales load or redemption fee on the purchase or redemption of its Units. For a more complete description of the various costs and expenses listed above, see "MANAGEMENT" and "SALES ACTIVITIES."

     The foregoing example should not be considered a representation of past or future expenses. Actual expenses may be greater or lesser than those shown.

REDEMPTION

     The Trust will redeem Units after receipt of a written request for redemption. Redemptions will be made without any charge, at the Net Asset Value of each Unit, determined as of the next Valuation Date following the request. The Trust will accept a request for redemption only if received 15 days or more before the Valuation Date as of which the Net Asset Value is to be determined. It usually takes from 7 to 10 business days to calculate the Trust's Net Asset Value after a Valuation Date. Cash payment upon redemption will be made within 7 days after the Net Asset Value has been determined. See "REDEMPTION."

REGISTERED INVESTMENT COMPANY

     The Trust has registered as an investment company under the Investment Company Act of 1940, as amended ("Investment Company Act"), and accordingly is subject to the regulatory authority of the SEC. The Trust has been exempted from certain investor protection provisions of the Investment Company Act.
See "EXEMPTIONS FROM SPECIFIC REQUIREMENTS OF THE INVESTMENT COMPANY ACT" in the Statement of Additional Information. THE SEC HAS NOT "APPROVED" OR "DISAPPROVED" THE UNITS ISSUED BY THE TRUST OR PASSED UPON THE ACCURACY OF THIS PROSPECTUS.


INVESTMENT ADVISER

Except with respect to certain short-term assets, the Trust operates without an investment adviser. Except with respect to such short-term assets, investment decisions are the responsibility of the Trust's Chief Executive Officer, Chief Investment Officer and General Counsel subject to the supervision and control of the Board of Trustees and the Executive Committee (with respect to certain activities delegated to such committee by the full Board). Certain short-term assets are managed by Wellington Management Company, LLP, a registered investment adviser. See "INVESTMENT ADVISER." Sales of Units are effected only by representatives of the Trust. See "SALES ACTIVITIES."

CONDENSED FINANCIAL INFORMATION

The following information regarding per unit income and capital changes is presented here for the fiscal year ended December 31, 1997 and the condensed financial information of fiscal year 1997 has been derived from financial statements audited by Arthur Andersen, LLP, the Trust's independent certified public accountants, and should be read in conjunction with the financial statements and the notes thereto. The financial statements as of December 31, 1997, and the selected per share data and ratios for the years ended December 31, 1997, together with the auditors' report thereon, are included in the Statement of Additional Information. The following data is presented for each unit outstanding throughout each period.

The following information regarding per unit income and capital changes is also presented here for the fiscal year ended September 30, 1987, the 3 month period ended December 31, 1987, and the years ended December 31, 1988, 1989, 1990, 1991, 1992, 1993, 1994, 1995, and 1996. The condensed financial information for the above-stated periods has been derived from financial statements audited by KPMG Peat Marwick, LLP, the Trust's former independent certified public accountants, and should be read in conjunction with the financial statements and the notes thereto. The financial statements as of December 31, 1996, and for each of the years in the 2 year period then ended, and the selected per share data and ratios for the years ended December 31, 1996, 1995, 1994, 1993, 1992, 1991, 1990, 1989 and 1988, together with the auditors' report thereon, are included in the Statement of Additional Information. The following data is presented for each unit outstanding throughout each period.

[Financial information is set forth on the following pages 8-A through 8-C.]


                           Financial Highlights
                          (amounts in thousands)

------------------------------------------------------------------------------
                       Year Ended     Three Months Ended
                   September 30, 1987  December 31, 1987
------------------------------------------------------------------------------
Net asset value,
Beginning of Period        1,064.08            991.28

  Net Investment
  Income                      96.65             25.00

  Net Gains (losses)
  on investments -
  realized and unrealized    (72.80)           (17.60)

  Dividends (from
  net investment
  income) <F1>               (96.65)           (25.00)

  Distributions
  (from capital gains)        ----               ----

Net Asset Value,
 End of Period               991.28          1,008,88

Total Gross Return             2.78%             4.46%


                            Ratios/Supplemental Data

------------------------------------------------------------------------------
                       Year Ended     Three Months Ended
                   September 30, 1987  December 31, 1987
------------------------------------------------------------------------------
Net Assets,
End of Period         186,666,594       201,924,231

Ratio of Expenses to
Average Net Assets <F2>       0.7%            0.7%<F3>

Ratio of Net Income
to Average Net Assets <F2>    8.9%            9.8%<F3>

Portfolio Turnover Rate      12.0%            6.2%<F3>

<F1> Includes income distributed for the semi-annual periods ended March 31 and September 30 of 1987, and June 30 and December 31 for 1988; and for the quarterly periods ended March 31, June 30, September 30, and December 31, 1989, 1990, 1991, 1992, 1993, 1994, 1995 and 1996.
<F2> Average net assets were computed on the net asset value at the end of each quarter. Investments were valued quarterly through September 30, 1987.
<F3> Percentages are annualized.

------------------
Primarily as a result of fluctuations in market interest rates, the net unrealized gains (losses) on investments fluctuate from month to month. Return on investment calculated on a market value basis would consist of both net investment income and net realized and unrealized gains (losses) on investments.


                                    8-A

                             Financial Highlights
                            (amounts in thousands)
------------------------------------------------------------------------------
                           Year Ended    Year Ended   Year Ended   Year Ended
                          December 31,  December 31, December 31, December 31,
                              1988         1989         1990         1991
------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period         1,008.88      994.27      1,056.29      1,054.91

   Net Investment Income       99.12      100.22         96.89         91.99

   Net Gains (losses)
   on investments -
   realized and unrealized    (14.61)      62.02         (1.38)        51.99

   Dividends (from net
   investment income) <F1>    (99.12)    (100.22)       (96.89)       (91.99)

   Distributions (from
   capital gains)               ---        ---            ---            ---

Net Asset Value, End
  of Period                   994.27    1,056.29      1,054.91      1,106.90

Total Gross Return               9.15%     17.65%        10.25%        14.90%

                           Ratios/Supplemental Data
------------------------------------------------------------------------------
                           Year Ended    Year Ended   Year Ended   Year Ended
                          December 31,  December 31, December 31, December 31,
                              1988         1989         1990         1991
------------------------------------------------------------------------------
Net Assets,
End of Period             227,570,708   284,723,220   366,147,338  528,731,177

Ratio of Expenses to
Average Net Assets            0.6%          0.6%           0.6%        0.6%

Ratio of Net Income to
Average Net Assets            9.7%          9.7%           9.3%        8.4%

Portfolio Turnover Rate       7.0%          8.6%           2.3%        9.5%
</TABLE.
<F1> Includes income distributed for the semi-annual periods ended March 31 and September 30 of 1987, and June 30 and December 31 for 1988; and for
     the quarterly periods ended March 31, June 30, September 30, and December
     31, 1989, 1990, 1991, 1992, 1993, 1994, 1995 and 1996.
----------
Primarily as a result of fluctuations in market interest rates, the net unrealized gains (losses) on investments fluctuate from month to month.
Return on investment calculated on a market value basis would consist of both net investment income and net realized and unrealized gains (losses) on investments.
                                    8-B

                         Financial Highlights
                        (amounts in thousands)

-------------------------------------------------------------------------------------------------------
                         Year Ended    Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                        December 31,  December 31, December 31, December 31,  December 31, December 31,
                            1992<F4>       1993        1994        1995          1996         1997
--------------------------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Period        1,106.90    1,086.40      1,102.58       991.40    1098.53     1,072.98

   Net Investment Income       81.54       85.93         81.66        81.12      79.11        79.06

   Net Gains (Losses) on
   investments -
   realized and unrealized    (20.50)      16.18       (111.18)      107.13     (25.55)       31.32

   Dividends (from net
   investment income)<F1>     (81.54)     (83.64)       (81.66)      (80.77)    (78.76)      (79.10)

   Undistributed Investment
   Income                       ---         ---            ---         (.35)      (.35)          .04

   Distributions (from
   capital gains)               ---        (2.29)          ---          ---        ---          (.48)

Net Asset Value,
 End of Period              1,086.40    1,102.58        991.40     1,098.53   1,072.98        1,104.30

Total Gross Return              6.25%      10.17%        (2.15%)      20.11%      5.59%          11.22%

                                            Ratios/Supplemental Data

--------------------------------------------------------------------------------------------------------
                          Year Ended    Year Ended   Year Ended   Year Ended  Year Ended    Year Ended
                         December 31,  December 31, December 31, December 31, December 31,  December 31,
                             1992<F4>       1993          1994        1995          1996       1997
--------------------------------------------------------------------------------------------------------
Net Assets,
 End of Period     661,940,825    845,793,592   935,264,189   1,166,893,471  1,383,163,166 1,671,744,859

Ratio of Expenses
to Average Net Assets     0.5%         0.5%          0.5%           0.5%            0.5%            0.4%

Ratio of Net Income
to Average Net Assets     7.4%         7.5%          7.8%           7.6%            7.3%            7.2%

Portfolio Turnover Rate  22.1%        24.2%         27.5%          31.2%           20.3%           15.3%

<F1> Includes income distributed for the semi-annual periods ended March 31 and September 30 of 1987, and June 30 and December 31 for 1988; and for the
     quarterly periods ended March 31, June 30, September 30, and December 31,
     1989, 1990, 1991, 1992, 1993, 1994, 1995 and 1996, and for the monthly periods ended December 31, 1997.
<F4> Beginning as of May 21, 1992, the Trust engaged Wellington Management
     Company to furnish investment advisory services concerning certain short-
     term, liquid assets in the Trust's portfolio.  See "INVESTMENT ADVISER."
-------
Primarily as a result of fluctuations in market interest rates, the net unrealized gains (losses) on investments fluctuate from month to month.
Return on investment calculated on a market value basis would consist of both net investment income and net realized and unrealized gains (losses) on investments.
                           8-C

                         HISTORY AND PURPOSE

     The Trust is a common law trust created under the laws of the District of Columbia pursuant to a Declaration of Trust originally executed September 19, 1981. The Trust is an open-end management company with a portfolio that may be either diversified or nondiversified, as it changes from time to time.

     The Trust has been established under the sponsorship of the AFL-CIO as an instrumentality of the United States labor union movement. The Trust acquired all the assets of the AFL-CIO Mortgage Investment Trust ("Mortgage Trust") in exchange for Units of the Trust on the basis of relative net asset values as of September 30, 1984. The exchange was approved by order of the SEC dated October 1, 1984. Trust Units received in the exchange were distributed on a pro rata basis to Mortgage Trust participants as of September 30, 1984 and the Mortgage Trust was thereupon liquidated.

     The Trust is a non-tax-exempt investment company operated without profit to the Trust or the AFL-CIO for funds controlled by or of interest to unions that may wish to place a portion of their assets in mortgage investments. The Trust pays expenses of trust administration but, except with respect to certain short-term assets (see "INVESTMENT ADVISER"), no investment advisor earns a profit of the sort normally taken by an investment adviser for a commercial investment company; instead the Trust distributes all net earnings on investments to Participants (as defined below). See "MANAGEMENT." The Trust increases the amount of financing available for housing and other construction projects. It thereby creates job opportunities for union labor in the construction trades and related industries and stimulates the production of housing.

     The Labor Organizations and Eligible Pension Plans for which the Trust is designed ("Participants") are institutional-type investors that are interested in a long-term income investment program. Units are sold without charge of any sales load or commission. Units are nonassignable and nontransferable. The minimum initial investment by any Participant is $50,000. Each Unit is valued at its pro rata share of the Net Asset Value of the Trust as of the close of business on the last business day of each month ("Valuation Date"). The Trust is an open-end investment company but Units are redeemable as of each Valuation Date with at least 15 days prior written notice. Any order to purchase or request for redemption of Units made between Valuation Dates is honored as of the next Valuation Date. See "REDEMPTION." The Trust distributes net income quarterly. See "INCIDENTS OF OWNERSHIP OF UNITS."


                      INVESTMENT OBJECTIVE AND POLICIES

GENERAL

     The Trust concentrates its investments in the real estate industry. For purposes of the Investment Company Act, "concentration" means more than twenty-five percent of asset value in any one industry.) The Trust invests primarily in Mortgage Investments that are directly or indirectly secured by mortgages or liens on real estate, at least 70% of which mortgages or mortgage-backed securities acquired by the Trust or backing Mortgage Investments acquired by the Trust will be federally insured or guaranteed or guaranteed by Fannie Mae or Freddie Mac with respect to the payment of principal and interest, or issued by Fannie Mae or Freddie Mac. These are fundamental policies and may not be changed without the approval of the holders of a majority of the Trust's outstanding Units.

     The investment objective of the Trust is to earn current income through investment in Mortgage Investments. The Trust will limit Mortgage Investments involving new construction or rehabilitation work to those in which such new construction or rehabilitation work is done by union labor. The Trust will acquire only Mortgage Investments with yields competitive with those then generally prevailing on similar investments having comparable terms and conditions taking into account differences in risk including those resulting from differences in properties, borrowers and loan terms.

     Under existing federal housing programs, the federally insured or guaranteed mortgage loans eligible for direct purchase by the Trust are first or second mortgage loans insured by the Department of Housing and Urban Development ("HUD") acting by and through the FHA to finance the purchase and ownership of completed single-family dwellings and, in some circumstances, the construction or renovation of single-family dwellings, or to provide construction and/or permanent financing for multi-family housing projects and certain health care facilities, including hospitals, intermediate care facilities and nursing homes. These mortgage loans have maturities that range from 10 to 40 years from project completion and commencement of principal repayments. The Trust may also purchase mortgage loans guaranteed by the VA to finance the purchase of single-family dwellings. Obligations of FHA are backed by the General Insurance Fund established pursuant to the National Housing Act of 1934, as amended. Obligations of the VA are backed by the Loan Guaranty Revolving Fund.

     The Trust may also purchase notes or other obligations guaranteed under
Section 108 of the Housing and Community Development Act of 1974, as amended ("Section 108"). Under Section 108, HUD is authorized to guaranty notes or other obligations issued by eligible public entities; the proceeds from the sale of the notes are used by such public entities for eligible community development and economic development activities, including rehabilitation of
privately owned or publicly owned housing.   The Trust may purchase such notes
in cases where the proceeds will be used to finance the construction or rehabilitation of housing, and may invest in mortgage loans for the construction or rehabilitation of housing if such mortgage loans are guaranteed under Section 108. Section 108-guaranteed notes have terms not exceeding 20 years and bear interest rates that are generally slightly higher than rates on Treasury obligations of comparable maturity. Under Section 108,

the timely payment of all principal of and interest on the guaranteed note is guaranteed by the full faith and credit of the United States.

     The Trust may also purchase federally guaranteed mortgage-backed certificates. Such certificates are issued by a mortgage banker or other lender and carry the right to receive principal and interest payments related to payments of principal and interest under one or more identified mortgages. Full and timely payment under these mortgage-backed securities is guaranteed by Ginnie Mae and backed by the full faith and credit of the United States. These Ginnie Mae securities are readily marketable, generally at publicly quoted prices. Such Ginnie Mae securities bear interest at rates ranging from 0.125% to 0.5% less than the whole loans backing such securities, reflecting the cost of the Ginnie Mae guarantee and servicing of the mortgages in the pool.

     Other Mortgage Investments that the Trust is authorized to make are Fannie Mae and Freddie Mac Investments, contingent interest mortgage loans, early repayment loans, pass-through and pay-through securities, construction loans secured by a bank letter of credit or other guarantee, state and local government-related investments, pre-construction commitments and Secured Bridge Loans, in each case as described below and subject to the restrictions noted below.

     Certain of the Trust's authorized investments are tied to specified ratings by one or more nationally recognized statistical rating agencies. A description of Standard & Poor's Corporation ("Standard & Poor's") rating categories is included as Appendix A to the Statement of Additional Information. The rating categories of other nationally recognized statistical rating agencies are similar to those of Standard & Poor's.

THE NATIONAL PARTNERSHIP FOR COMMUNITY INVESTMENT

     In 1993, the Trust initiated a 5 year investment initiative called The National Partnership for Community Investment ("National Partnership"). Pursuant to this initiative, the Trust expects to invest significant funds in mortgage loans and securities secured by properties located in major metropolitan areas and regions throughout the country. As of December 31, 1997, $1,244,597,331 in investment commitments have been made pursuant to the National Partnership initiative.

     One potential benefit to the Trust from the National Partnership initiative is expected to be larger and more diversified investment opportunities. The National Partnership initiative is also expected to benefit the nation's urban areas and create employment opportunities for union members.

     Each investment made by the Trust through the National Partnership program must meet the underwriting criteria established in its Declaration of Trust, and may be insured or guaranteed by the FHA, the VA, Ginnie Mae, Fannie Mae or Freddie Mac. While the investments will be consistent with the Trust's present Declaration of Trust, the National Partnership initiative will help target investments within the selected metropolitan areas, located in all regions of the country. The Trust believes this targeting will enable it to originate investments more expeditiously and at lower cost with borrowers who

will better understand the Trust's investment criteria and origination and underwriting procedures.

    The Trust hopes to secure the involvement and assistance of local and state housing groups, labor organizations and the United States Departments of Labor and Housing and Urban Development in achieving its objectives under the National Partnership initiative.

FANNIE MAE AND FREDDIE MAC INVESTMENTS

     The Trust may invest up to 100% of its total assets in Fannie Mae and Freddie Mac Investments, which consist of (i) obligations issued or guaranteed by Fannie Mae or Freddie Mac, including Fannie Mae and Freddie Mac mortgage-backed securities and Freddie Mac participation certificates backed by pooled conventional mortgages and (ii) securities that are backed by Fannie Mae or Freddie Mac and are, at the time of their acquisition by the Trust, rated in one of the two highest categories by at least one nationally recognized statistical rating agency. The backing referred to in clause (ii) may take the form of Fannie Mae mortgage-backed securities and Freddie Mac participation certificates. SEE "INVESTMENT OBJECTIVE AND POLICIES -- PASS-THROUGH AND PAY-THROUGH SECURITIES."

     Fannie Mae and Freddie Mac are federally chartered corporations engaged principally in providing a secondary market for mortgage obligations. Neither Fannie Mae mortgage-backed securities nor Freddie Mac participation certificates, nor any other Fannie Mae or Freddie Mac Investments, are federally insured or guaranteed. The mortgages backing any Fannie Mae and Freddie Mac mortgage-related investments in which the Trust invests will meet Fannie Mae or Freddie Mac standards, as applicable, will, when the Trust commits to acquire them, carry competitive market yields and will be secured by real estate, on which any buildings, structures and improvements to be built or rehabilitated will be built or rehabilitated with union labor.

     As a result of a significant decrease in the availability of FHA-insured multi-family mortgage loans, Ginnie Mae-guaranteed securities backed by multi-family mortgage loans, and other multi-family projects, the Trust has, since 1991, increased investments in single-family Fannie Mae and Freddie Mac mortgage-backed securities. In these investments, the Trust enters into commitments with mortgage banking firms, banks and other financial institutions ("Issuers") to purchase mortgage-backed securities secured by mortgage loans financing the purchase of newly-constructed single-family homes that are union-built and meet certain eligibility criteria. The securities which are purchased by the Trust under this program are single-family mortgage-backed securities guaranteed by Fannie Mae or Freddie Mac. The securities are generally required to be delivered to the Trust within 60 days after all of the qualified mortgage loans backing a given issue of securities have been closed.

     The interest rate and discount points for each mortgage loan backing an issue of securities is generally established under one of two alternate methods. Under the first and most frequently used mechanism, the Trust and each Issuer agree weekly, based on a survey of current market conditions, on an interest rate and discount point schedule which is used to determine the maximum interest rate and maximum discount points on each mortgage loan for which the Issuer issues a loan commitment during the applicable week. Under the second mechanism, the Trust and each Issuer agree to use the interest rates and discount points publicly quoted for securities of the type to be purchased by the Trust at the time the loan applications for the underlying mortgage loans are accepted plus the applicable servicing and guarantee fees with respect to the related securities. Depending upon the terms and conditions of the loan, the Trust will lock the interest rate for a period of time in advance of the loan closing. Typically, the interest rate lock will be for a period of no more than 18 months. The number of points that the Trust charges for the interest rate lock varies depending upon the length of the lock-in period.

     The interest rates and discount points may be reduced by the mortgagor prior to the closing of the underlying mortgage loan if market interest rates have declined from the commitment date. The Trust has concluded that the slight reduction in yield on the securities backed by mortgage loans whose interest rates and discount points are reduced in this way is largely offset by savings on transactions fees that would have been incurred in purchasing comparable securities from broker-dealers in the secondary market (which securities also would not necessarily have financed union-built single family homes).

     Almost all of the single family Fannie Mae and Freddie Mac mortgage-backed securities purchased by the Trust to date have been backed by fixed rate mortgage loans, although the Trust has the authority to acquire single family Fannie Mae and Freddie Mac securities which are backed by adjustable rate mortgage loans and the Trust anticipates that in the future a larger portion of the single family Fannie Mae and Freddie Mac securities it purchases may be backed by adjustable rate mortgage loans. There are a wide variety of adjustable rate mortgage loans which may be used to back the single family Fannie Mae and Freddie Mac securities. These range from loans on which the interest rate is adjusted periodically (with adjustments occurring from every 6 months to annually to each 3 or 5 years) based upon a specified market index at the time of each adjustment to loans which carry a fixed interest rate for a specified period of time (e.g., 3 or 5 years in the case of Freddie Mac securities or 5 or 7 years in the case of Fannie Mae securities) after which the interest rate on the loan is adjusted annually based on a specified market index. There are specified limits on the maximum amount of each upward or downward adjustment in the interest rate on these mortgage loans and caps on the maximum aggregate adjustment in the interest rate, either up or down, over the life of each loan. These limits and caps vary based on the frequency with which the adjustments are made and by loan type. Some types of the adjustable rate mortgage loans which may back single family Fannie Mae and Freddie Mac securities also have provisions under which they may be converted into fixed rate mortgage loans at the option of the mortgagor at specified times.

     Under the single family Fannie Mae and Freddie Mac securities backed by adjustable rate mortgage loans, Fannie Mae or Freddie Mac, as applicable, guarantees the timely payment of interest, based upon the interest rates borne by the underlying mortgage loans, as the same are adjusted from time to time, less applicable servicing and guaranty fees.

CONTINGENT INTEREST MORTGAGE LOANS

     The Trust is authorized to make or invest in federal government-related, Fannie Mae or Freddie Mac contingent interest mortgage loans. A contingent interest mortgage loan of this type is a mortgage loan on a rental project which provides for repayment of principal and base interest at a fixed rate which is insured or guaranteed by the federal government or an agency thereof, or is guaranteed by Fannie Mae or Freddie Mac, and also includes separate contractual provisions obligating the borrower to pay additional interest based entirely on net or gross cash flow and/or net or gross proceeds upon sale, refinancing or disposition of the project. This additional interest is not insured or guaranteed, and is sometimes referred to as "contingent interest."

     Agreements for such contingent interest mortgage loans would be negotiated on a project-by-project basis. Accordingly, the precise formula for calculating the amount of contingent interest payments would vary depending on several factors, including the projected cash flow from the project, the base interest rate and financial resources of the borrower, and other factors which the Trust deems relevant. Receipt of contingent interest is affected by the amount of appreciation and rental income and expenses of a project. Generally, if there is insufficient cash flow or appreciation, no contingent interest is due or payable.

     Contingent interest mortgage loans generally require the lender to accept a lower base interest rate than it otherwise would have been able to negotiate in return for the right to receive as additional interest a portion of cash flow and/or proceeds from the sale or refinancing of the project. The Trust is permitted to make a contingent interest mortgage loan in return for a base interest rate which is up to 2% per annum lower than the rate which it would otherwise be willing to accept (i.e., in the absence of the contingent interest feature). Although all principal and base interest would remain insured by FHA, or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac, as the case may be, this structure may result in a reduction of current income (particularly during construction and rent-up) in the hope of greater returns in future years based on the project's economic performance. As noted above, such amounts of contingent interest are neither federally guaranteed or insured nor guaranteed by Fannie Mae or Freddie Mac. See "RISK FACTORS--Defaults on Loans."

EARLY REPAYMENT LOANS

     The Trust also may invest in federally insured or guaranteed mortgages or securities backed thereby and in Fannie Mae and Freddie Mac Investments that include a right to require the borrower to repay a mortgage loan prior to the regular maturity date of the mortgage loan after an initial period during which the loan cannot be called. This authorization affords the Trust additional flexibility to make loans of shorter duration. Such loans may be

more attractive to borrowers since the rate of interest on shorter term loans may be lower and may be more attractive to the Trust because it involves a commitment of funds for a shorter term.

     In the case of such "early repayment" loans that are federally insured or guaranteed, while all principal and base interest would continue to be insured or guaranteed by FHA, VA or Ginnie Mae, the balloon repayment obligation would not be secured by the mortgaged real property or by any government insurance or guarantee. It is anticipated that such obligation instead would be secured by a security interest in the ownership interests of the principals of the borrower or other security as negotiated by the Trust and the borrower or principals. Since the obligation to repay the loan prior to its stated maturity would not be included in the note and mortgage, the Trust would not be entitled to foreclose on the mortgaged property or obtain insurance proceeds in the event of non-compliance with a demand for repayment at such earlier date. The Trust expects that if it is unable to enforce its right to early repayment, it would continue to hold the mortgage loan or the securities backed by such mortgage loan, the principal and interest of which would remain federally insured or guaranteed. In such event, a loss could be incurred because the Trust would have required a higher rate for a mortgage or mortgage-backed security that was not accompanied by the right to demand repayment at an earlier date. The risk described in this paragraph does not apply to "early repayment" loans, or securities backed thereby, that are guaranteed by Fannie Mae or Freddie Mac. This is because such loans and securities are guaranteed at the stated early maturity.

PASS-THROUGH AND PAY-THROUGH SECURITIES

     The Trust also is authorized to invest in mortgage-backed pass-through or pay-through securities if the securities are rated in one of the two highest rating categories of a national rating agency, such as Standard and Poor's or Moody's Investors Service ("Moody's"), and also backed by certain Mortgage Investments in which the Trust is otherwise authorized to invest.

     Mortgage-backed pass-through or pay-through securities are securities which may be issued by privately owned corporations or public issuers and secured by mortgages or mortgage-related instruments such as FHA-insured or VA-guaranteed loans, Ginnie Mae securities or securities which are guaranteed by Fannie Mae or Freddie Mac, and provide certain characteristics and features that federally insured loans or guaranteed certificates do not. Although payment of the principal of, and interest on, such mortgage-backed securities may be secured by Ginnie Mae securities, FHA-insured loans, VA-guaranteed loans or securities which are guaranteed by Fannie Mae or Freddie Mac, such mortgage-backed pass-through or pay-through securities represent obligations solely of the issuer and will not themselves be guaranteed or insured by any governmental entity or instrumentality.

     Although the Trust will purchase only mortgage-backed pass-through and pay-through securities that have been rated in one of the two highest rating categories by a nationally recognized statistical rating agency, there is no assurance that any rating on securities purchased by the Trust will continue for any given period of time or that it will not be revised downward or withdrawn entirely by the rating agency if, in its judgment, circumstances so warrant. Any such downward revision or withdrawal of such rating would be

likely to signify an increase in the risk to the Trust associated with the related securities and would be likely to result in a reduction in the value of the related securities. The Trust is not required to dispose of securities the rating for which has been revised below the second highest rating category or withdrawn except to the extent required by certain investment restrictions. See "INVESTMENT RESTRICTIONS"; " RISK FACTORS--Investment Restrictions."

PRIVATELY COLLATERALIZED INVESTMENTS; STATE AND LOCAL
  GOVERNMENT-RELATED INVESTMENTS

     The Trust is authorized to invest up to 30% of its total assets in the following three categories of investments.

1.   Privately Collateralized Investments
     ------------------------------------

     The Trust may invest in construction loans, or securities backed by construction loans or interests in such loans or securities, if the loans or securities are collateralized by (a) a letter of credit issued by a depository institution rated in category "B" or higher by Thomson Bankwatch, Inc. ("Thomson Bankwatch") on terms and conditions acceptable to the Trust, or (b) another form of guaranty issued by an entity with a short-term (12 months or less) rating at the time of issuance of the guaranty of at least "A-1" from Standard & Poor's or "P-1" from Moody's with respect to a guaranty with a duration of 12 months or less, or with a long-term (more than 12 months) rating in one of the two highest rating categories of at least one nationally recognized statistical rating agency with respect to a guaranty with a duration of more than 12 months.

     Thomson Bankwatch is a proprietary credit ratings and consulting service. A rating of "B" is the third highest of nine rating categories. A bank rated in category "B" is characterized as follows: "A strong company with a solid financial record and well received by its natural money markets. Some minor weaknesses may exist, but any deviation from the company's historical performance levels should be both limited and short-lived. The likelihood of a problem developing is small, yet slightly greater than for a higher-rated company." As of December 31, 1997, there were 125 banks in the United States rated in category "B" or higher by Thomson Bankwatch. A description of all Thomson Bankwatch rating categories is included as Appendix B to the Trust's Statement of Additional Information.

     There is no assurance that the rating of the issuer of any letter of credit or other form of guaranty which collateralizes a construction loan investment acquired by the Trust will continue for any given period of time or that it will not be revised downward or withdrawn entirely by the rating agency if, in the rating agency's judgment, circumstances so warrant. Any such downward revision or withdrawal of such rating would be likely to signify an increase in the risk to the Trust associated with the related investment and would be likely to result in a reduction in the value of the related obligation. The Trust is not required to dispose of privately collateralized construction investments if the rating of the issuer of the related letter of credit or guaranty is downgraded or withdrawn, except to the extent required by certain investment restrictions. See "INVESTMENT RESTRICTIONS"; "RISK


FACTORS--Investment Restrictions." Notwithstanding any of the above, such a downward revision or withdrawal of a rating would not have any impact upon the flow of income from the project to the Trust.

     If the issuer of any letter of credit or other form of guaranty which secures a privately collateralized construction investment fails or is unable to meet its obligations under such letter of credit or other guaranty, the Trust would be subject to the same real estate-related risks and uncertainties that apply to real estate investments generally, which could have a material adverse effect on the value and performance of the investments, except to the extent that the Trust has obtained other forms of credit enhancement or has taken other steps to secure its interests in the project. See "RISK FACTORS -- Real Estate-Related Risks."

     The Trust intends to enter into a Memorandum of Understanding with approximately 4 or 5 major banks with respect to privately collateralized construction loan investments. It is anticipated that the Memorandum of Understanding with each bank will provide as follows: The Trust and the bank will cooperate with each other in marketing efforts with respect to new construction and substantial rehabilitation and permanent mortgage loan financing on multifamily rental and cooperative housing projects and single family developments located within a specified market region. The construction loan will be secured by a letter of credit issued by the bank or another form of guaranty issued by the bank or another entity acceptable to the Trust. The making of the Trust loan is also conditioned on the delivery of a commitment from (a) Fannie Mae to issue mortgage-backed securities secured by the permanent loan, (b) another source acceptable to the Trust to provide credit enhancement for the permanent loan on terms acceptable to the Trust, or (c) a commitment for a take-out of the construction loan from an entity, and on terms, acceptable to the Trust.

2.   State and Local Government-Related Obligations
     ----------------------------------------------

     The Trust may invest in the types of state and local government-related obligations described below.

     (a) Full Faith and Credit. The Trust may invest in construction and/or permanent loans, or securities backed by construction and/or permanent loans, or interests in such loans or securities, if such loans or securities are supported by a full faith and credit guaranty of a state or local government or agency or instrumentality thereof that has general taxing authority, without regard to the credit rating of such entity or the
obligations acquired.   There is no requirement that obligations acquired
under this category be rated or ratable. If the state or local government or agency or instrumentality which provided such guaranty fails or is unable to meet its obligations thereunder, the Trust would be subject to the same real estate-related risks and uncertainties that apply to real estate investments generally, which could have a material adverse effect on the value and performance of the investments. See, "RISK FACTORS -- Real Estate-Related Risks."


     (b) "Top Tier" Agencies. The Trust may invest in construction and/or permanent loans, or securities backed by construction and/or permanent loans, or interests in such loans or securities, provided that such loans or securities are issued (with or without recourse) or guaranteed, as the case may be, by a state or local housing finance agency designated "top tier" by Standard & Poor's (or designated comparably by another nationally recognized statistical rating agency, as determined by the Executive Committee of the Trust) at the time of acquisition by the Trust, and are (i) with full recourse (directly or by way of guaranty or indemnity) to such agency's general credit and assets, or (ii) secured by recourse to such assets of the agency or by such third party credit enhancement as to provide, in the judgment of management, protection comparable to a pledge of the agency's general credit, or (iii) backed by the "moral obligation" of the state in which such agency is located in the form of the state's commitment to replenish any insufficiencies in the funds pledged to debt service on the obligations.

     Although the agency must be rated "top tier" by Standard & Poor's, there is no requirement that the obligations to be acquired by the Trust be rated or ratable at all, as long as the agency is a top tier agency at the time an obligation is acquired by the Trust. Standard & Poor's has informally indicated to the Trust that the only relevance a top tier designation would have on the rating of particular obligations issued by such an agency is that Standard & Poor's would, under certain circumstances, increase the rating of such obligations from the level they would otherwise be entitled to receive by one-half a level within an existing rating category. So, for example, an issue that might otherwise be entitled to an A rating could get an A+ rating if the agency was top tier (or an AA- rating could be raised to an AA rating). However, an A+ rating would not be increased to AA- because it would take the rating into another rating category (that is, from single-A to double-A).

     Before designating a housing agency as top tier, Standard & Poor's must favorably evaluate a number of criteria, including the agency's general track record, unrestricted fund balances, administrative capabilities, investment policy, internal controls, portfolio quality and the sponsoring state's commitment to housing. For a more complete description of the guidelines used by Standard & Poor's, see Appendix C to the Statement of Additional Information. There can be no assurance that any such rating of any agency would continue for any given period of time after the Trust acquires such an obligation, or that it would not be revised downward or withdrawn entirely by the rating entity if, in its judgment, circumstances so warrant. A downgrade in or withdrawal of the rating of an agency would signify an increase in the risk that the obligations issued or guaranteed by that agency would not be paid in accordance with their terms and would be likely to result in a reduction in the value of the related obligations, except to the extent that the Trust has obtained other forms of credit enhancement or has taken other steps to secure its interests in the project. The Trust is not required to dispose of the obligations issued or guaranteed by an agency which loses its top tier rating, except to the extent required by certain investment restrictions. See "INVESTMENT RESTRICTIONS;" "RISK FACTORS--Investment Restrictions."

     With respect to any obligation issued or guaranteed by a top tier agency, the Trust expects that it will be secured either by the recourse obligation of

the issuer (or its guarantee) or by other collateral security, in addition to having the benefit (directly or indirectly) of a lien on the underlying real estate. Management of the Trust intends to undertake transactions with top tier agencies under the foregoing authority selectively, and only after having made its own independent evaluation and investigation with respect to the experience, credit history, and underwriting expertise of the agencies issuing the obligations to be acquired. The Trust therefore believes that the direct obligation or other collateral security provided by the top tier issuer will be a significant factor in helping to assure the safety and soundness of the investment to the Trust. If such recourse or other collateral security which the Trust receives in conjunction with an investment issued by a top tier agency proves insufficient to ensure full and timely performance of the obligations of the issuer under the terms of the investment, the Trust (or an agent or nominee on its behalf) will have recourse to a lien on the underlying real property securing the projects financed. If the Trust is required to enforce its rights to the underlying real property because its recourse to the issuer or the other collateral security is insufficient, the Trust will be subject to the same real estate-related risks and uncertainties that apply to real estate investments generally, which could have a material adverse effect on the value and performance of the investments. For a description of these potential risks, see "RISK FACTORS -- Real Estate-Related Risks" below.

     (c) Agencies Rated "A" or Higher. The Trust is permitted to invest in construction and/or permanent mortgage loans, or securities backed by construction and/or permanent mortgage loans, or interests in such loans or securities, provided that such loans or securities are issued or guaranteed, as the case may be, by a state or local housing finance agency with a general obligation rating of "A" or better by Standard & Poor's (or a comparable rating by another nationally recognized statistical rating agency, as determined by the Executive Committee of the Trust) at the time of the acquisition of the investment by the Trust; and are (i) with full recourse (directly or by way of full indemnity or guarantee) to such agency's general credit and assets or (ii) backed by the "moral obligation" of the state in which such agency is located, in the form of the state's commitment to replenish any insufficiencies in the funds pledged to debt service on the obligations or similar commitment. Although a state or local agency which issues or guarantees an obligation to be acquired by the Trust must have a general obligation debt rating of "A" or better, there is no requirement that the obligation itself be rated or ratable. There is no rating requirement for states which provide their "moral obligation" for such obligations.

     As indicated above, the Trust may acquire obligations which are backed by the "moral obligation" of the state in which the agency is located (without regard to the credit rating of such state), in lieu of recourse against the state or local agency. Obligations which are backed by the "moral obligation" of the related state could include loans from the Trust to the agency, securities issued by the agency or loans or participation interests in loans made by the Trust or the agency to the underlying borrower (or securities backed by a loan made by the agency to the borrower). However, these obligations would be secured by the state's "moral obligation", rather than by full recourse against the agency. The state's "moral obligation" could take the form of a commitment to replenish any insufficiencies in the funds pledged to debt service on the investment or a commitment to pay any amounts due on

the investment in the event that the revenues from the underlying real property are insufficient to pay all amounts when due. However, the state's "moral obligation" would not be a binding, legal obligation of the state to pay amounts due under the obligations acquired by the Trust and could not be enforced against the state or its general credit and assets.

     Before rating a housing agency's general obligation debt as "A" or better, Standard & Poor's has indicated that it must favorably evaluate a number of criteria, including the state's economic base, the agency's legislative mandate and the sponsoring state's commitment to housing programs, the operating performance and management of the agency and earnings quality and financial strength of the agency. As of January 1998, the following state and municipal housing finance agencies had a general obligation rating of "A" or better from Standard & Poor's: Alaska, California, Illinois, New Jersey, Nebraska, New York City, New Mexico, Massachusetts, Michigan, Minnesota, Missouri, Pennsylvania, Utah, Virginia and West Virginia.

     There can be no assurance that the general debt obligation rating of an agency of "A" or better would continue for any given period of time after the Trust acquires an obligation issued or guaranteed by that agency, or that the rating would not be revised downward or withdrawn entirely by the rating entity if, in its judgment, circumstances so warrant. A downgrade in or withdrawal of the rating of an agency would signify an increase in the risk that the obligations issued or guaranteed by that agency would not be paid in accordance with their terms and would be likely to result in a reduction in the value of the related obligations, except to the extent that the Trust has obtained other forms of credit enhancement for the investment. The Trust would not be required to dispose of the obligations issued or guaranteed by an agency which loses its general obligation rating of "A" or better, except to the extent required by certain investment restrictions. See "INVESTMENT RESTRICTIONS"; "RISK FACTORS--Investment Restrictions."

     Although the agency which issues or guarantees an obligation must have a rating of "A" or better on its general debt obligations, there is no
requirement that the obligation itself be rated or ratable.   While a rating
on an obligation does not provide any assurance of repayment and is subject to revision or withdrawal at any time by the assigning rating agency, such ratings do provide the prospective investor with some indication that the proposed structure and revenue analysis for the obligation satisfy the rating agency's internal criteria for the applicable rating. However, the Trust intends to undertake transactions under this authority selectively, and only after having made its own independent evaluation with respect to the experience, credit history, and management expertise of the agencies issuing or guaranteeing the obligations to be acquired. Unrated investments may also be less liquid than rated investments. However, the Mortgage Investments made under this authority, together with all other Trust investments, would be subject to the SEC requirement which requires that at least 90% of the value of the Trust's assets be invested in investments that are readily marketable and convertible into cash within 120 days without a discount from their market value.

     The Trust believes that the direct recourse provided by the agency involved in these investments or the "moral obligation" of the related state will be a significant factor in helping to assure the safety and soundness of

the investments to the Trust. However, if such recourse proves insufficient to ensure full and timely performance of the obligations of the issuer under the terms of the investment, the Trust (or an agent or nominee on its behalf) will have recourse to a lien on the underlying real property securing the project financed. If the Trust is required to enforce its rights to the underlying real property because its recourse against the issuer is insufficient, the Trust will be subject to the same real estate-related risks and uncertainties that apply to real estate investments generally, which could have a material adverse effect on the value and performance of the investments. See "RISK FACTORS--Real Estate-Related Risks."

     (d) State Insurance Funds/Programs. The Trust may invest in construction and/or permanent loans, or securities backed by construction and/or permanent loans, or interests in such loans or securities, if no less than the first 75% of such loan or securities is supported by a guaranty of a state-related agency under a state insurance or guarantee program with a record of creditworthiness, as evidenced by a rating of the agency or the obligations issued or guaranteed by such agency, of at least "A-" by Standard & Poor's, Fitch Investors Services Inc. ("Fitch"), or Duff & Phelps Inc. ("Duff & Phelps") or at least "A3" by Moody's at the time of the acquisition of such investment by the Trust. There can be no assurance that any such rating would continue for any given period of time after the insurance or guaranty is issued, or that it would not be revised downward or withdrawn entirely by the rating entity if, in its judgment, circumstances so warrant.
A downgrade in or withdrawal of the rating would signify an increase in the risk to the Trust associated with the related investments, and would be likely to result in a reduction in the value of the related obligations. The Trust is not required to dispose of these investments if the rating of an agency or the obligations issued or guaranteed by such agency is downgraded or withdrawn, except to the extent required by certain investment restrictions. See "INVESTMENT RESTRICTIONS" RISK FACTORS--INVESTMENT RESTRICTIONS."

     There is no requirement that obligations acquired under this category be rated or ratable.

     If the state-related agency providing the guaranty for obligations acquired under this investment authority failed or is unable to meet its obligations thereunder, or if the guaranty was insufficient to cover all losses in the event of a default on a construction or permanent loan in which the Trust invests or which backs securities in which the Trust invests, the Trust would be subject to the same real estate-related risks and uncertainties that apply to real estate investments generally, which could have a material adverse effect on the value and performance of the investments. See, "RISK FACTORS--Real Estate-Related Risks."

     (e) State and Local Government Encouraged Projects Meeting Specified Underwriting Criteria. The Trust is permitted to invest in construction and/or permanent loans, or securities backed by construction and/or permanent loans or interests in such loans or securities, that have evidence of support by a state or local government or an agency or instrumentality thereof (evidenced by at least the adoption of a resolution by the governing body or other applicable governmental agency in support of the related project), provided that all of the following criteria are satisfied: (i) the loan-to-value ratio of the project shall not exceed 50%, the "value" for such

purposes to be determined on the basis of an independent appraisal by a licensed appraiser acceptable to the Trust, except that a loan-to-value ratio of up to 65% shall be permitted if mortgage insurance in an amount that will cover all first losses down to a 50% loan-to-value level has been provided by a mortgage insurance provider rated at least "A-" by Standard & Poor's, Fitch or Duff & Phelps or at least "A3" by Moody's or approved and accepted by Fannie Mae or Freddie Mac for insurance of the type of obligation to be acquired by the Trust; (ii) the state or local government or agency or instrumentality thereof or a foundation exempt from federal income tax under IRC Section 501(c) must have, in the aggregate, a financial participation in the project of at least $15,000 (present value) per unit for a period at least equal to the outstanding term of the Trust's investment, such financial interest to be in the form of subordinate financing, an interest rate write-down, a donation of land, some other form of insurance or guarantee or some other similar contribution within guidelines adopted by the Executive Committee of the Trust; (iii) the sponsor of the project must have a demonstrably successful record of developing or managing low-income housing projects, in accordance with guidelines developed by the Trust; (iv) the underwriter and servicer of the mortgage loan for the project must have been approved by the Trust; (v) the construction of the project must be supervised on a regular basis by agents or employees of the state or local government or agency or instrumentality thereof, or tax-exempt foundation; and (vi) the minimum debt service coverage for the project must be at least 1.15 to 1, based upon projections of future income and expenses satisfactory to the Trust. There is no requirement that the obligations acquired by the Trust under this category be rated or ratable.

     The investments in this category are subject to real-estate related risks which could have a material adverse effect on the value and performance of the obligations. See "RISK FACTORS--Real Estate-Related Risks."

     (f) Collateralized Loans. The Trust may invest in construction (but not permanent) loans or securities backed by construction loans, interests in such loans or securities, made by a state or local government or an agency or instrumentality thereof, or by another party so long as the related project is sponsored by a state or local government or an agency or instrumentality thereof, to the extent that such loans are fully collateralized or secured in a manner satisfactory to the Trust by: (i) cash placed in trust or in escrow by a state or local government or agency or instrumentality thereof with an independent third party satisfactory to the Trust on terms and conditions satisfactory to the Trust; or (ii) a letter of credit established by or at the direction of a state or local government, or an agency or instrumentality thereof, with a depository institution rated in category "B" or higher by Thomson Bankwatch, on terms and conditions acceptable to the Trust; or (iii) some other form of guaranty issued by an entity with a short-term (twelve months or less) rating at the time of issuance of the guaranty of at least "A-1" from Standard & Poor's or "P-1" from Moody's with respect to a guaranty with a duration of 12 months or less, or with a long-term (more than 12 months) rating in one of the two highest rating categories by at least one nationally recognized statistical rating agency with respect to a guaranty with a duration of more than twelve months. Obligations acquired by the Trust under this category are not required to be rated or ratable.


     There is no assurance that the rating of the issuer of any letter of credit or other form of guaranty which collateralizes this type of construction loan investment acquired by the Trust will continue for any given period of time or that it will not be revised downward or withdrawn entirely by the rating agency if, in the rating agency's judgment, circumstances so warrant. Any such downward revision or withdrawal of such rating would signify an increase in the risk to the Trust associated with the related investment and would be likely to result in a reduction in the value of the related obligation. The Trust is not required to dispose of its investments in collateralized loans if the rating of the issuer of the related letter of credit or guaranty is downgraded or withdrawn, except to the extent required by certain investment restrictions. See "INVESTMENT RESTRICTIONS" RISK FACTORS--INVESTMENT RESTRICTIONS."

     If the issuer of any letter of credit or other form of guaranty which secures this type of collateralized construction loan investment fails to meet its obligations under such letter of credit or other guaranty, the Trust will be subject to the same real estate-related risks and uncertainties that apply to real estate investments generally, which could have a material adverse effect on the value and performance of the investments. See, "RISK FACTORS--Real Estate-Related Risks".

3.   Secured Bridge Loans

     The Trust is permitted to invest up to 5% of all the Trust's assets in Secured Bridge Loans, as part of the privately collateralized and state and local government-related obligations in which it may invest up to 30% of its total assets.

     Secured Bridge Loans are loans related to single family or multifamily housing developments which are eligible to receive and have allocations or other rights to receive Low Income Housing Tax Credits ("LIHTCs") under
Section 42 of the Internal Revenue Code of 1986, as amended. Borrowers on LIHTC projects are eligible to receive tax credits which may be used dollar-for-dollar to offset federal taxes otherwise due, subject to certain limitations. Sponsors of LIHTC projects frequently sell ownership interests in their projects to investors who want to receive the benefits of the LIHTCs. The LIHTCs are available to owners in proportion to their ownership interests in the development and are provided in substantially equal annual amounts to owners of the development over a ten year period, generally commencing in the year in which the units of each building are available for occupancy. Investors generally agree to pay for their ownership interests in the development (and, consequently, the LIHTCs) in installments over the construction, rent-up and later periods, as negotiated on a case by case basis.

     The investor generally makes an initial payment upon admission to the ownership entity and pays subsequent installments as various events are achieved, such as lien free completion of construction and achievement of stabilized occupancy for an agreed period of time (usually three to six consecutive months of occupancy at a specified debt service coverage level). Payment obligations are generally evidenced by notes or contractual agreements.


     Development sponsors generally need the proceeds of the sale of LIHTCs at or before the time construction commences to make up the difference between the construction financing and other sources of funds available and the total development cost of the development. Accordingly, it is customary for sponsors to obtain bridge loan financing at or prior to the closing on the construction loan financing to close this gap; the bridge loan financing is to be repaid from the payments due from the LIHTC investors as the development is constructed and reaches the achievement levels required by the LIHTC investors. Unlike other construction financing, Secured Bridge Loans of the type in which the Trust is permitted to invest are not secured by the underlying development. Instead, such Secured Bridge Loans are secured, as described below, primarily by the general credit of the issuer or guarantor and, to a lesser extent, by the LIHTC investors' ownership interests in the development owner.

     The Trust intends to make Secured Bridge Loans in a way which it believes will minimize the Trust's risks on such loans. The Trust proposes to limit such loans to loans which on the date of the Trust's acquisition or making of the loan are:

     (a) (i) issued or guaranteed by a state or local agency designated as "Top Tier" by Standard & Poor's (or a comparable rating by another nationally recognized statistical rating agent, as determined by the Executive Committee of the Trust) with full recourse to the assets and credit of such agency (or in lieu of such full recourse, secured by such third party credit enhancement which, in the judgment of management of the Trust, provides security comparable to full recourse to the assets and credit of such agency, or

         (ii) issued (with recourse) or guaranteed by a state or local agency which has its long term credit rating at the level of "A" or above by Standard & Poor's (or a comparable rating by another nationally recognized rating agency approved by the Trust's Executive Committee) for a Secured Bridge Loan with a term of longer than 12 months and at the rating level of A-1 or better by Standard & Poor's (or a comparable rating by another nationally recognized rating agency approved by the Trust's Executive Committee) for a Secured Bridge Loan with a term of less than 12 months;

     (b) issued (with recourse) or guaranteed by FHA, GNMA, Fannie Mae, Freddie Mac or another entity rated AA or above by Standard & Poor's (or a comparable rating by another nationally recognized rating agency approved by the Trust's Executive Committee) or fully collateralized by obligations issued (with recourse) or guaranteed by FHA, GNMA, Fannie Mae, Freddie Mac or another entity rated AA or above by Standard & Poor's (or a comparable rating by another nationally recognized rating agency approved by the Trust's Executive Committee); or


     (c) fully collateralized by a letter of credit or other guaranty by a bank or other financial entity whose credit rating is rated as AA or above by Standard & Poor's (or a comparable rating by another nationally recognized rating agency approved by the Trust's Executive Committee) or a bank with a rating Thompson Bankwatch of "B" or better.

     The Trust will invest in Secured Bridge Loans only in cases where the Trust is otherwise committed to invest in the project's construction and/or permanent mortgage loan, except in cases where the project's permanent loan is less than $1 million or is anticipated to be financed primarily on a tax-exempt basis, in which event the Trust may make the Secured Bridge Loan even if the Trust is not committed to make the construction or permanent loan.

     The credit enhancement mechanisms set forth above may be structured to provide either an assurance that all scheduled payments under the Secured Bridge Loans will be made when due or an assurance only of the ultimate repayment of all amounts due under such loans at maturity or after foreclosure or other liquidation.

     There is no requirement that the Secured Bridge Loan itself be rated or ratable.

     The Secured Bridge Loans will be paid down in a manner approved by the Trust as capital contributions are made by the LIHTC investors, although not all of the proceeds of investor payments will be required to reduce the Trust's loan if the Trust so approves.

     Unlike most other assets in which the Trust invests, Secured Bridge Loans are not secured by mortgages on real property or directly related to payments on first-lien mortgage loans, nor are they necessarily insured or guaranteed by the federal government or a federal government-sponsored enterprise such as Fannie Mae. However, as described above, Secured Bridge Loans will be guaranteed or credit-enhanced by state housing finance agencies, letter-of -credit providers or other mechanisms which are of the same credit quality as those which provide credit enhancement for the privately collateralized and state and local government-related investments in which the Trust may invest up to 30% of its total assets.

     The borrower's obligation to make principal and interest payments on a Secured Bridge Loan will not be contingent on the borrower's receipt of investor payments and the Trust will obtain one of the types of credit enhancement described above. However, the development owner may depend on investor payments to obtain the funds with which to make payments on a Secured Bridge Loan; payments to the development owner from its investors in turn may be dependent on certain factors relating to completion, rent-up, other matters relating to the LIHTC and otherwise. The Trust expects, however, that its investments will be made on the basis of the credit of the guarantor or issuer as described in (a) through (c) above, and to a lesser extent by the LIHTC investors' ownership interests in the development owner. The
Trust's investment criteria have been designed to enhance the likelihood that the Trust will invest only in credit-worthy Secured Bridge Loans. The Trust also believes that any additional risk associated with bridge loans, as compared to the Trust's other authorized investments, will be offset by the higher interest rates payable on Secured Bridge Loans.

     Presently, the Trust is limited to investing at least 90% of its assets in investments that are readily marketable and convertible into cash within 120 days without a discount from their market value. Secured Bridge Loans may not be liquid investments. The authority to invest in Secured Bridge Loans will not increase the 10% limit on illiquid assets, but it may result in an increase the proportion of illiquid investments in the Trust's portfolio.

     In evaluating investments in all categories of state and local government-related obligations described above, the Trust staff will consider, among other factors: (i) the experience, past performance, credit rating, competence and managerial and marketing ability of prospective project developers; (ii) the geographic area; (iii) the location, construction quality, condition and design of the project; (iv) the projected loan-to-appraised value ratio and underlying assumptions on which such projections are based; (v) the current and projected cash flow; (vi) the potential for capital appreciation; (vii) the occupancy, supply of and demand for properties of similar type in the vicinity; (viii) the prospects for liquidity through sale, financing or refinancing of the project; and (ix) such other factors as become relevant in the course of the evaluation process. In evaluating such underwriting criteria, the Trust may retain consultants to assist them in evaluating state and local government investment opportunities. See "INVESTMENT OBJECTIVE AND POLICIES -- Retention of Technical Consultants."

     In determining whether to invest in a state or local government-related mortgage loan or security, the Trust is not limited to investments which have been rated in any particular category by a nationally recognized statistical rating organization. Although such a rating provides no assurance of repayment and is subject to revision or withdrawal at any time by the assigning rating agency, ratings do provide the prospective investor with some indication that the proposed structure and revenue analysis satisfy the rating agency's internal criteria for the respective rating. The Trust will seek to minimize the risk of loss in this connection by investing only in instruments satisfying other criteria, as outlined above.

     The Trust believes that the foregoing state and local government-related investments provide the Trust with considerable flexibility in creating investment opportunities for the Trust. In addition to the issues outlined above, the investments can involve certain risks not present with other authorized investments. Without requirements for ratings or access to taxing power, the credit determinations with respect to the proposed state and local government-related investments could be more difficult to make, and their credit quality could be lower than that of other investments the Trust is permitted to make. The state and local government-related investments may also be less liquid than most other investments authorized for the Trust. However, the state and local government-related investments, together with all other Trust investments, would be subject to the SEC's requirement that at least 90% of the value of the Trust's assets be invested in investments that are readily marketable and convertible into cash within 120 days without a discount from their market value. See "INVESTMENT RESTRICTIONS;" "RISK FACTORS--Redemption." To the extent that state and local government-related investments are not rated or may not be readily traded in existing markets, the valuation of these are likely to be less precise than those of the Trust's other investments.


MORTGAGE INVESTMENTS SUPPORTED BY MORE THAN ONE FORM OF CREDIT ENHANCEMENT

     The Trust may also invest in construction and/or permanent loans or securities or obligations backed by construction and/or permanent loans which are supported by any combination of two or more of the types of credit enhancement which must support Mortgage Investments in which the Trust is otherwise authorized to invest, as described above, as long as all of the principal component of such loans or securities or obligations backed by such loans are fully collateralized by one or more of such types of credit enhancement. The multiple forms of credit enhancement may be combined either concurrently or sequentially.

PRE-CONSTRUCTION COMMITMENTS

     The Trust may enter into pre-construction commitments to provide long-term financing upon satisfactory completion of a specified project. Such commitments, commonly known as permanent financing commitments, are often a precondition to the ability of a developer to obtain a construction loan. The Trust may receive good-faith deposits for such permanent financing commitments, but such deposits are not expected to be a major source of Trust income. In contrast to a company hoping to earn a standby commitment fee without investment, the Trust will make permanent financing commitments with the purpose and ability to acquire the Mortgage Investment.

     Because complete funding of construction and long-term mortgage loans requires up to three years after making a financing commitment, the Trust estimates the amount of funds it expects to have available for investment from principal payments and prepayments on existing Mortgage Investments, dividend reinvestment and sales of additional Units to new or existing Participants. Loan commitments are made after considering reasonable projections of available funds. At times, the Trust's short-term cash balances may be less than its outstanding financing commitments. This commitment policy reduces the amount of assets the Trust would otherwise invest in lower yielding, short-term investments. The Trust maintains highly liquid government securities in a segregated account which, in addition to short-term liquid assets, and amounts projected to be available, is at least equal to outstanding financing commitments. If, however, a substantial amount of the funds projected to be available are not in fact received, the Trust would either borrow funds pursuant to lines of credit previously established with commercial banks (in accordance with applicable asset coverage requirements) or sell long-term assets to raise the cash necessary to fund the financing commitments.

FORWARD COMMITMENTS

     The majority of the Trust's investments are made pursuant to forward commitments, in which the Trust agrees to purchase investments in or backed by mortgage loans that have not yet been originated. This type of transaction requires the Trust to commit funds for future purchases of such investments at rates which are set at the time of the commitment. With respect to multi-family mortgage loans, the Trust sets fixed rates for future delivery. With respect to single-family mortgage loans, the Trust generally sets either
(i) a fixed rate or (ii) a maximum rate that may be adjusted by the mortgagor prior to the closing of the mortgage loan if market interest rates decline.

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     In the event market interest rates decline, it may be difficult for the
Trust to get delivery of the single- and multi-family mortgage loans that back the Trust's investments. The Trust generally imposes penalties equal to the commitment fee on the Mortgage Investment (generally 1/2 to 4 points) where delivery on a forward commitment is not fulfilled. Where obtainable, the Trust also includes mandatory-delivery clauses in its forward commitments on certain obligations secured by mortgages on multi-family projects. Notwithstanding such penalties and clauses referred to above, there is no guarantee that the obligations committed to will be delivered to the Trust.

TEMPORARY INVESTMENTS

     The Trust will invest funds temporarily in liquid assets until they can be placed in Mortgage Investments meeting Trust investment objectives. Such liquid assets are limited by the Declaration of Trust to: United States Treasury issues; federal agency issues; commercial bank time certificates of deposit and savings bank deposits in domestic banks insured by the Federal Deposit Insurance Corporation (through the Bank Insurance Fund); domestic savings and loan association deposits insured by the Federal Deposit Insurance Corporation (through the Savings Association Insurance Fund); bankers acceptances (drafts or bills of exchange accepted by a bank or trust company that guarantees payment thereof); commercial paper rated as category A-1 or P-1 by Standard & Poor's or Moody's; collateral loans and warehousing agreements (temporary assignments of mortgage notes or mortgage-backed securities) secured by mortgages on FHA-insured or VA-guaranteed single-family mortgage or FHA-insured multi-family projects; and interests (including repurchase agreements, that is, purchase of securities accompanied by an agreement to resell the securities at a later date) in United States Government securities pledged by a bank or other borrower to secure short-term loans from the Trust.

     The Trust also may invest funds temporarily in registered investment companies investing predominantly in United States Treasury issues or federal agency issues. Investments in other registered investment companies are restricted as follows:

     (1) Such securities acquired by the Trust shall not exceed 3% of the total outstanding voting stock of any investment company;

     (2) The total value of such securities acquired by the Trust in any one investment company shall not exceed 5% of the Trust's total assets; and

     (3) The total value of such securities acquired by the Trust in all investment companies shall not exceed 10% of the Trust's total assets.

RETENTION OF TECHNICAL CONSULTANTS

     The majority of the construction and long-term mortgage loans and mortgage-backed securities in which the Trust invests have been underwritten to meet the requirements of HUD, Fannie Mae or Freddie Mac, or have been underwritten by state or local housing finance authorities based on specified qualifying loan to value standards. In evaluating certain investments, however, the Trust may retain consultants to provide site inspections, appraisal reviews, environmental analyses, property management reviews, and

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such other statistical and factual information as the Trust may deem useful to its evaluation and investment decision-making. Such consultants would provide such analysis on a case-by-case basis and only with respect to occasional transactions in specific proposals. It is anticipated that any such consultants would be compensated either on an hourly basis or for a set fee for evaluating each specific proposal.

OTHER POLICIES

     If it is feasible and profitable, the Trust may directly service some of the long-term loans in which it invests. Generally, however, the Mortgage Investments in which the Trust proposes to invest, whether or not they are originated by the Trust, will ordinarily be serviced by mortgage banks or other mortgage servicing institutions, such as savings and loan institutions or commercial banks, located throughout the United States. Such institutions are generally compensated for their services at rates that vary from one-twentieth to three-quarters of one percent (.05%-.75%) per annum, calculated monthly, on the then current outstanding principal balance in the case of long-term first mortgage loans, and at rates of 1.20% per annum or more of the total loan commitment in the case of construction loans.

     The Trust is empowered to invest Mortgage Investments backed by projects anywhere in the United States. The Trust will invest only in Mortgage Investments which provide yields competitive with those then generally prevailing in the market taking into consideration all factors relevant to an appropriate evaluation of risk and return and the overall objectives of the Trust. Among Mortgage Investments of comparable yield, the Trust will, if possible, invest in projects in geographic areas in which Participants or their members are located.

     While the Trust does not buy Mortgage Investments for purposes other than investment, the Trust will from time to time buy or sell Mortgage Investments in order to prevent fluctuations in the weighted average maturity of its portfolio or to maintain a desirable level of portfolio diversification. Moreover, the Trust remains free to dispose of Mortgage Investments at any time to meet objectives of the Trust, generally on the basis of changed circumstances or market conditions. The short-term liquid assets in which the Trust may temporarily invest are subject to a very high turnover rate. Fees associated with the purchase, sale or redemption of such liquid assets are nominal. See "INVESTMENT ADVISER."


INVESTMENT RESTRICTIONS

     The Trust operates under the following restrictions and policies relating to investment of its assets and activities.

     The Trust will not:

     (1) concentrate its investments in any industry except the real estate industry as set forth above;


     (2) permit less than 70% of the mortgages and mortgage-backed securities acquired by the Trust or backing Mortgage Investments acquired by the Trust to be federally insured or guaranteed or guaranteed by Fannie Mae or Freddie Mac with respect to the payment of principal and interest (base interest in the case of contingent interest mortgage loans) or issued by Fannie Mae or Freddie Mac; or

     (3) originate or purchase any Mortgage Investment secured by a project involving new construction or rehabilitation unless the buildings, structures, or other improvements to be built on the real estate subject to such mortgage will be built or rehabilitated by union labor.

     The foregoing policies are fundamental to the Trust and may not be changed without the approval of the holders of a majority of the Trust's outstanding Units.

     In addition, the Trust will not:

     (1)  issue senior securities, except in accordance with clause (9) below;

     (2) purchase securities on margin (but the Trust may obtain such short-term credits as may be necessary for the clearance of transactions);

     (3)  sell any securities short;

     (4)  write put and call options;

     (5) underwrite the securities of other issuers except that the Trust may resell to other financing institutions all or a portion of the Mortgage Investments acquired by the Trust in transactions exempt from registration under the Securities Act of 1933, as amended;

     (6) purchase or sell real estate (other than real estate mortgage loans and construction loans) except for real estate acquired through the foreclosure of mortgage loans and construction loans held by the Trust;

     (7)  purchase or sell commodities or commodities futures contracts;

     (8)  lend any assets of the Trust except as set forth above;

     (9) borrow money from banks unless immediately after such borrowing there is an asset coverage of at least 300% of all borrowings of the Trust. Not more than fifty percent of the value of the Trust's assets will be used as security for such borrowings. This borrowing provision is not for investment leverage, but primarily to facilitate management the portfolio by enabling the Trust to meet redemption requests and to make advances on construction loans securing Mortgage Investments and to meet outstanding Trust


          commitment obligations (and, on occasion, to make income distributions) when available Trust cash is insufficient for such purposes and the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. Interest paid by the Trust on borrowed funds will decrease the amount of Trust assets available for investment;

    (10) invest in commodities, commodity contracts, oil, gas or other mineral leases, or arbitrage transactions; or

    (11) invest more than 10% of the value of the Trust's assets in Mortgage Investments that are not readily marketable and convertible into cash within 120 days without a discount from their market value.

     One effect of the restriction described in clause (11) above is to prohibit the Trust from investing more than ten percent of the value of its assets in investments that do not satisfy the liquidity requirement even though they may otherwise be permitted under the Trust's Declaration of Trust.

                             RISK FACTORS

RELIANCE ON MANAGEMENT -- UNSPECIFIED INVESTMENTS

     The Trustees and officers of the Trust will invest the Trust's assets as deemed prudent by the Trustees. See "INVESTMENT OBJECTIVE AND POLICIES," and "MANAGEMENT." Investors in the Trust will not have any specific information with which to evaluate future Mortgage Investments of the Trust in advance of the Trust's investment or commitment to invest. Given present uncertainties concerning the future status of FHA and HUD, there can be no assurance that the Trust will be successful in acquiring Mortgage Investments that meet the business objectives and investment objectives and policies of the Trust.

FLUCTUATING INTEREST RATES

     While the Trust retains the freedom to sell all or any portion of its assets if circumstances (e.g., changed market conditions) suggest the prudence of that course, it will manage its assets with the expectation that despite major temporary fluctuations in interest rates from time to time, return on assets over a long term will be satisfactory. Nevertheless, the market value of Trust Mortgage Investments and the resulting net asset value of the Trust portfolio will fluctuate with short-term changes in interest rates. When market interest rates rise, the net asset value of the Trust will decline; Participants who redeem Units in such circumstances will suffer the resulting loss in value of Trust assets. Conversely, in certain periods of declining interest rates, Mortgage Investments held by the Trust will increase in market value but may be prepaid by the various borrowers or other obligors so that anticipated yields on such investments may not be realized.

     Scheduled payments of principal and any prepayments will be reinvested at prevailing interest rates, which may be less than the rate of interest for the Mortgage Investments on which such payments are made. In addition, to the extent the Trust purchases Mortgage Investments at a premium (i.e., an amount in excess of the principal amount of the asset purchased), partial prepayments of principal would reduce the yield to the Trust and, in the event of complete prepayment, the Trust would be unable to recover or recoup the premium.


REDEMPTION

     While the Trust does not buy Mortgage Investments for purposes other than investment, the Trust will from time to time buy or sell Mortgage Investments in order to prevent fluctuations in the weighted average maturity of its portfolio or to maintain a desirable level of portfolio diversification. See "INVESTMENT OBJECTIVE AND POLICIES--Other Policies.) Although registered investment companies generally must value their assets and accept redemption requests daily, the Trust is permitted to value its assets and accept redemption requests no more often than quarterly, by virtue of an exemptive order received from the SEC. The Trust's Board of Trustees has implemented monthly valuations of the Trust's assets, which enables the Trust to redeem Units on a monthly, rather than quarterly, basis. Consistent with the Trust's exemptive order and its redemption procedures (see "REDEMPTION"), the Trust will invest at least 90% of the value of its assets in investments that are readily marketable and convertible into cash within 120 days without a discount from their market value (see "INVESTMENT RESTRICTIONS"). It is possible, however--due to changes in interest rates, the performance of specific properties, or general economic conditions since the monthly Valuation Date preceding a request for redemption--for the market value of an investment at the time of its liquidation to be less than its market value as of the monthly Valuation Date preceding a request for redemption.

     Most of the Trust's assets could be disposed of in a time frame sufficient to meet monthly redemptions. In the event the Trust were to receive redemption requests with respect to a particular monthly Valuation Date in an amount that exceeds the amount of assets that the Trust could liquidate at market value prior to the applicable redemption date, the Trust would not be able to satisfy such redemption requests without liquidating certain of its assets at a discount from their market value. If such circumstances were to occur, the Trust would be unable to satisfy at least some of the redemption requests on a timely basis because the Trust would not liquidate assets at a discount from their market value. Therefore, in anticipating the availability of funds based on a redemption of Units, investors should be prepared for the possibility of a delay in the satisfaction of a monthly redemption request. Such a delay would not, however, extend more than 120 days beyond the monthly Valuation Date following the Trust's receipt of the redemption request (except to the extent it were necessary to liquidate that portion (up to 10%) of the Trust's portfolio not required to be invested in assets that are readily marketable and convertible into cash within one hundred twenty days without a discount from their market value). See "REDEMPTION." Redemption is the only means available to the holder of a Unit wishing to liquidate its interest in the Trust, as the Units may not be transferred, assigned, pledged or otherwise encumbered. See "INCIDENTS OF OWNERSHIP OF UNITS." The Trust has never failed to satisfy any redemption request on a timely basis.

LIMITED RESALE MARKET FOR CERTAIN TYPES OF MORTGAGE INVESTMENTS

     The Trust normally anticipates holding the majority of its Mortgage Investments to maturity. However, if for any reason the Trust were required to sell such Mortgage Investments quickly, it may, on occasion, be able to dispose of them only at a discount from their market value. These constraints relate principally to Mortgage Investments that are not federally insured or

guaranteed or not issued or guaranteed by Fannie Mae or Freddie Mac or backed by loans or securities that are not federally insured or guaranteed or not issued or guaranteed by Fannie Mae or Freddie Mac. Under the Trust's Declaration of Trust, such Mortgage Investments may not exceed more than 30% of the Trust's portfolio. Moreover, to the extent such Mortgage Investments are considered illiquid for purposes of the Investment Company Act (see "INVESTMENT RESTRICTIONS"), they will be treated as such by the Trust.

     A number of factors constrain the marketability of long-term Mortgage Investments that are not federally insured or guaranteed or not issued or guaranteed by Fannie Mae or Freddie Mac or backed by loans or securities that are not federally insured or guaranteed or not issued or guaranteed by Fannie Mae or Freddie Mac. Administrative loan servicing requirements and costs and other factors restrict the resale market for single-family mortgage loans to some extent. The large denominations of Mortgage Investments for multi-family projects restrict the number of buyers interested in them. In the case of any long-term Mortgage Investment, the market is apt to be more limited than for
Mortgage Investments of shorter maturity.   Required liquidation of long-term
Mortgage Investments in an unfavorable market could result in significant losses from face value.

     The market for construction period Mortgage Investments is affected by the uncertainties inherent in building construction. If a Mortgage Investment is sold during the construction period, the purchaser customarily will seek assurances as to the status of construction, the nature of the permanent financing commitment and other matters relating to the underlying project. These and other factors may cause delays in the event a decision is made to sell construction period Mortgage Investments.

INFLATION

     Loans and other Mortgage Investments in which the Trust invests generally do not include any provision giving the lender or issuer the right to require repayment of principal in advance of maturity except in the case of default. The rate of inflation in the national economy may from time to time be such that prevailing interest rates exceed the rates earned on the Mortgage Investments in the Trust's portfolio. Such circumstances could diminish the value of the Trust's assets, although continued sales of Units will tend to mitigate such diminution.

DEFAULTS ON LOANS

     The Trust may experience certain losses in the event of default on the loans which directly or indirectly back the Trust's Mortgage Investments.
This is true even for federally insured or guaranteed loans. Losses on federally insured or guaranteed loans can occur as a result of: (i) the requirement in some cases that the holder of a mortgage loan in default generally pay an assignment fee of 1% when receiving an insurance settlement;
(ii) the requirement in some cases that the holder of the mortgage loan obtain title to the property, through foreclosure or otherwise, in order to obtain an insurance settlement; (iii) the fact that federal agencies can, in some cases, settle insurance obligations by payment in debentures rather than in cash;
(iv) possible offsets of insurance proceeds against amounts held by the Trust or mortgage banker; (v) loss of certain interest payments upon default that

are not covered by certain FHA insurance programs; (vi) costs of foreclosure and related costs; and (vii) other reasons.

     For VA-guaranteed loans not included in Ginnie Mae pools, it is possible that the amount of the loss will exceed VA's maximum loss exposure under its guaranty. If this were to occur, the Trust would bear the portion of the loss not covered by VA's guaranty.

     The Trust may invest in certain loans or securities which, in addition to principal and base interest insured or guaranteed by FHA, VA or Ginnie Mae, or guaranteed by Fannie Mae or Freddie Mac, include separate uninsured
obligations.   These investments may consist of (i) federal
government-related, Fannie Mae and Freddie Mac contingent interest mortgage loans which include separate contractual provisions obligating the borrower to pay additional interest based entirely on net or gross cash flow and/or net or gross proceeds upon sale, refinancing or disposition of the project (the contingent interest); and (ii) mortgage loans that include a right to require the borrower to repay a mortgage loan prior to the regular maturity date of the insured mortgage loan. See "INVESTMENT OBJECTIVE AND POLICIES."

     Contingent interest obligations in excess of principal and base interest are not secured by the mortgaged real property, by any government insurance or guarantee, or by any obligation of Fannie Mae or Freddie Mac. Moreover, in the event of a default under the mortgage loan which results in a claim under the federal government's insurance or guarantee, or against Fannie Mae or Freddie Mac's obligation, the right to receive the contingent interest would either be assigned to the federal government agency, Fannie Mae or Freddie Mac, as the case may be, or would terminate. In addition, the obligation of the principals of a project owner to pay contingent interest is generally not a personal obligation of such parties. There can be no assurance that any project owner or principals thereof will have sufficient financial resources to pay any contingent interest that may be owing. The Trust expects that it will attempt to secure a contingent interest obligation by obtaining, where possible, a subordinate mortgage and/or a security interest in the ownership interest of the principals of the borrower or other security.

     State usury laws establish restrictions, in certain circumstances, on the maximum rate of interest that may be charged and impose penalties on the making of usurious loans, including monetary penalties, forfeiture of interest and unenforceability of the debt. Although the Trust does not intend to make or invest in mortgage loans charging contingent interest rates in excess of those permitted by law, there is a risk that interest on contingent interest mortgage loans could be found to exceed legal limits as a result of uncertainties in determining the maximum legal rate of interest in certain jurisdictions, especially with respect to contingent interest. To address this risk, in circumstances where the Trust invests in contingent interest mortgage loans, the Trust intends to obtain (i) an opinion of counsel from the jurisdiction in which the mortgaged property is located stating that, in the opinion of counsel, the rate of contingent interest does not and will not exceed the maximum rate of interest allowed by law and/or (ii) a special endorsement to the title insurance policy, in jurisdictions where obtainable, insuring the Trust against penalties that may arise from the charging of interest in excess of the maximum rate of interest allowed by law.


     If the Trust obtains a subordinate mortgage or other security to secure the payment of contingent interest, there can be no assurance that such subordinate mortgage or other security will provide meaningful protection to the Trust with respect to any payments due, because rights under such subordinate mortgage or other security to the related project and the revenues therefrom will be subordinate to the rights of the first priority lien holder.

     The Trust's ability to collect contingent interest in excess of insured base interest will be dependent also on the economic performance of the project and will be subject to the risks inherent in investing in real estate. The economic performance of a project may be affected by a number of factors, including occupancy levels, defaults by tenants in the payment of rent, increases in project operating expenses and acts of God, such as earthquakes and floods.

     With respect to federally insured or guaranteed mortgage loans that include a right to require the borrower to repay the indebtedness prior to the regular maturity date of a mortgage loan, the balloon repayment obligation would not be secured by the federally insured note or mortgage or by any government insurance or guarantee. It is anticipated instead that such obligation would be secured by a security interest in the ownership interests of the principals of the borrower or other security, including, where obtainable, a subordinate mortgage. Because the obligation to repay the loan prior to its stated maturity would not be included in the federally insured or guaranteed note and mortgage, the Trust would not be entitled to obtain insurance proceeds in the event of non-compliance with a demand for repayment at such earlier date. If the Trust has obtained a subordinate mortgage to secure the early repayment of the mortgage loan, the Trust would be able, subject to compliance with certain conditions, foreclose on the mortgaged property, and obtain title (either directly or through an agent or nominee) to the underlying real property subject to the federally insured first mortgage. However, even if the Trust obtains a subordinate mortgage or other security, there can be no assurance that such subordinate mortgage or other security will provide meaningful protection to the Trust with respect to the early repayment of the loan, because the rights under such subordinate mortgage or other security to the related project and the revenues therefrom will be subordinate to the rights of the holder of the first mortgage. The Trust expects that if it is unable to enforce its right to early repayment, it would continue to hold its interests in the mortgage loan or the securities backed by such mortgage loan, the principal and interest of which mortgage loan or securities would remain federally insured or guaranteed. In such event, a loss could be incurred because the Trust would have required a higher rate for an investment in a mortgage loan or mortgage-backed security that was not accompanied by the right to demand repayment at an earlier date. The risk described in this paragraph does not apply to "early repayment" loans, or securities backed thereby, that are guaranteed by Fannie Mae or Freddie Mac, because payments on such loans and securities are guaranteed at the stated early maturity.

     In addition, not all loans or mortgage-related assets in which the Trust may invest are federally insured or guaranteed, or guaranteed by Fannie Mae or Freddie Mac; Mortgage Investments which are not so insured or guaranteed will be subject to all the risks inherent in investing in real estate. See "INVESTMENT OBJECTIVE AND POLICIES; RISK FACTORS -- Real Estate-Related Risks."

DEFAULTS ON SECURED BRIDGE LOANS

     If the issuer of any letter of credit or other form of guaranty which secures a Secured Bridge Loan fails or is unable to meet its obligations under such letter of credit or other guaranty, the Trust would be subject to the risk that LIHTC investors may not make required payments on their obligations to the development owner as scheduled and also to certain real estate risks relating to the underlying development. LIHTC investors may not make the payments for reasons relating to the performance of the development, i.e., because the agreed upon circumstances under which the payments would become due do not occur. In addition, however, the LIHTC investors may not make the payments as a result of changes in the financial capacity of the LIHTC investors themselves. In the event that the LIHTC investors do not make required payments, the Trust may be required to enforce the obligations of the LIHTC investors under their notes or other payment agreements with the development owner. Enforcement actions may include foreclosing upon or otherwise acquiring the defaulting LIHTC investors' ownership interests. As the owner of such interests in the development owner, the Trust would be subject to the real estate risks that any development owner would face. Certain of these risks are described below under the caption "RISK FACTORS-- Real Estate-Related Risks."

RATINGS

     There can be no assurance that a rating that exists when a Trust investment is made will continue for any given period of time, or that it would not be revised downward or withdrawn entirely by the rating entity if, in its judgment, circumstances so warrant. A downgrade in the rating or withdrawal of the rating would signify an increase in the risk of default on the related Mortgage Investment and would be likely to result in a reduction in the value of the investment.

LACK OF DIVERSIFICATION

     The Investment Company Act defines a "diversified company" as an investment company that maintains at least seventy-five percent of the value of its total assets in, among other investments, securities of any one issuer limited to an amount not greater in value than 5% of the value of the company's total assets. In this connection, the Declaration of Trust does not specify the proportion of the Trust's assets that may be committed to each of the several types of investments the Trust may make. The Trust plans to follow a policy of investing no more than 15% of the value of its total assets in any single Mortgage Investment as of the time of investment. Given the foregoing definition of a diversified company, the Trust's ability to invest up to 15% of its total assets in a single Mortgage Investment under this policy may from time to time result in the Trust's investment portfolio shifting from nondiversified to diversified and back again, without prior investor approval. This shift is contrary to Section 13(a)(1) of the Investment Company Act, absent prior security holder approval. However, the Trust has obtained from the SEC an exemption from this requirement insofar as the exemption might be necessary for the Trust to conduct its investment practices as described above. To the extent the Trust operates as a nondiversified company, the risk of loss on its investment portfolio will be increased. See "EXEMPTIONS FROM SPECIFIC REQUIREMENTS OF THE INVESTMENT COMPANY ACT" in the Statement of Additional Information.

     The terms "diversified" and "nondiversified" as used herein are not intended to describe the geographical locations or concentrations of properties backing the Mortgage Investments in the Trust's portfolio. Such properties are spread throughout the United States and it is the Trust's intention to maintain such geographical diversity.

INVESTMENT RESTRICTIONS

     Because of certain legal restrictions, the Trust may not invest more than 10% of the value of the Trust's assets in securities or investments that are not readily marketable and convertible into cash within 120 days without a discount from their market value. As of December 31, 1997, 0.8% of the Trust's net assets were in this category. See "INVESTMENT RESTRICTIONS." Circumstances may arise where the aggregate of such restricted investments held by the Trust temporarily exceeds the 10% limitation. For example, the rating of the issuer of a letter of credit or guarantee related to a privately collateralized investment held by the Trust, or the rating of a state agency guaranteeing obligations held by the Trust, may be downgraded or withdrawn, which could in turn result in the investments being not readily marketable or not convertible into cash within 120 days without a discount from their market value. To the extent that the total amount of such securities or investments exceeds 10% of the value of the Trust's assets, such securities or investments must be liquidated by the Trust even if the market requires that they be liquidated at a price that reflects a substantial discount from their market value.

REAL ESTATE-RELATED RISKS

     Certain authorized Mortgage Investments that (i) are neither federally insured or guaranteed nor issued or guaranteed by Fannie Mae or Freddie Mac
(ii) are not backed by loans or securities which are federally insured or guaranteed or issued or guaranteed by Fannie Mae or Freddie Mac or (iii) provide for contingent interest (see "INVESTMENT OBJECTIVE AND POLICIES--Privately Collateralized investments; State and Local Government Related Investments; Secured Bridge Loans.") will be subject to one or more real estate-related risks described below.

     Construction Risks. Due to the lack of federal insurance or guarantees, some proposed investments may involve potential construction risks. The construction period is an extremely risky phase of any project development for a variety of reasons. For example, it is sometimes difficult accurately to estimate prior to the commencement of construction the total costs of construction and related carrying costs that will be required in order to complete a project and to pay operating expenses, leasing costs and debt service until the project reaches sustaining occupancy. In addition, the construction period may be subject to unforeseeable delays and difficulties which may adversely affect the project and the related construction loan.

     The total development costs of a project and its scheduled completion date are subject to change as construction and operation of a project progresses. During all stages of development and construction, a developer is subject to extensive environmental, building, land use, zoning and other statutes and regulations administered by various federal, state, county and local authorities. Such statutory and regulatory requirements (and any

changes in such requirements during construction) may result in increased costs, delays in construction and/or an inability to complete a project on schedule and in accordance with development plans. For example, changes in environmental or other laws may impose or increase restrictions on the use or operation of a project, may increase certain expenses of a project or may necessitate potentially expensive changes in the physical configuration of the property. Changes in federal tax laws may make investment in real estate less attractive economically and thereby adversely affect real estate values.

     Other factors that may result in increased costs, delays in construction and/or an inability to complete a project on schedule and in accordance with development plans include, without limitation, cost increases or shortages in, or the unavailability when needed of, materials, labor and/or services, construction or labor disputes, delays in construction caused by adverse weather, casualty and other factors, poor management, delays, unanticipated costs and difficulties in obtaining lease-up of a project and other unforeseen occurrences. Such cost overruns and delays may adversely affect the developer's ability to complete the construction of a project, as well as the economic viability of a project.

     Although the project and the sponsor will be carefully reviewed and underwritten, there is no assurance that a borrower will have the resources available to fund the total construction and marketing costs of a project or will be able to secure secondary or alternative financing of cost overruns or unanticipated costs. In the event that construction loan proceeds and other funds available to a borrower are insufficient to pay all such costs, the project may not reach completion, satisfy any requirements for permanent financing and/or reach sustaining occupancy, in which event the borrower is unlikely to be able to repay the loan.

     There is no assurance that a borrower will be able to complete the construction or lease-up of a project as required. Delays may result from a variety of causes, including, without limitation, the factors discussed above, despite the developer's contractual obligations as to completion and lease-up. Any failure to complete the construction or lease-up of a project on schedule and in accordance with development plans may result in loss of rental income, loss of permanent financing (if the Trust is providing only construction financing) or other financial assistance for the project.

     Market conditions also may change between the time at which a commitment is issued or the construction loan is made and the completion of a project, rendering the project economically unfeasible or anticipated rents unattainable. In the event that any of the foregoing or other difficulties occur during the construction period, the Trust may not receive the repayment on a timely basis of all amounts advanced under or with respect to a construction loan.

    Risks Affecting the Operation of Projects and Repayment of Permanent Loans. A borrower's ability to make required payments on any mortgage loan after the completion of construction of a project will be affected by a variety of factors. These include, but are not limited to, the achievement and maintenance of a sufficient level of occupancy, sound management of the project, timely receipt of rental income, increases in rents to cover increases in operating expenses (including taxes, utility rates and

maintenance costs), and the costs of required repairs resulting from reasonable wear and tear and casualties and changes in applicable laws and governmental regulations. In addition, the continued feasibility of a project may depend in part upon general and local economic factors, the supply and demand for rental housing in the area in which the project is located, competition from other rental housing projects, rent controls and profit controls. There are no assurances that a project owner will be able to achieve and maintain sufficient rental income in order to pay all operating expenses and maintenance and repair costs of a project and the debt service on the related mortgage loan on a timely basis. In the event that a project owner is unable to pay all such costs, expenses and debt service, a default on the related mortgage loan is likely to occur.

     Environmental and Litigation Risks. Certain states impose a statutory lien for associated costs on property that is the subject of a cleanup action by the state on account of hazardous wastes or hazardous substances released or disposed of on the property. Such a lien generally will have priority over all subsequent liens on the property and, in certain states, will have priority over prior recorded liens, including the lien of a mortgage. In addition, under federal environmental law and possibly under state law in a number of states, a secured party which takes a deed in lieu of foreclosure or acquires a mortgaged property at a foreclosure sale may be liable for the costs of cleaning up a contaminated site. Such costs could be substantial. The imposition of such costs on a project owner may adversely affect such owner's ability to pay the debt service on a mortgage loan. It is unclear whether such costs would be imposed on a secured lender such as the Trust or any secured lender acting on behalf of the Trust in the event that the secured lender did not actually acquire title to the project. In the event that title to a project securing a mortgage loan was acquired by the Trust or any lender acting on behalf of the Trust and cleanup costs were incurred in respect of the project (or such cleanup costs were imposed upon the Trust as a secured lender or any secured lender acting on behalf of the Trust even if the Trust or such other lender did not acquire title to the project), the Trust could realize a loss.

     Any project owner may be vulnerable to potential litigation arising from public or private disputes about the conduct of its business or the operation of its project. A project owner may become involved in disputes or litigation, during construction or in the course of continuing operations, as to violations of federal, state or local laws, property tax valuations and assessments, rent or profit controls, the terms of lease agreements with tenants or any other contract or agreement as to which it is a party or will become a party in the course of its business operations. There is no assurance that litigation arising from such disputes will be resolved in favor of the project owner and the existence of such a dispute or an unfavorable resolution of such a dispute could adversely affect the ability of a project owner to pay the debt service on its mortgage loan.

     Foreclosure Risks. In cases in which the Trust invests directly in mortgage loans, it is anticipated that the mortgage loan will be secured by a deed of trust or mortgage, depending upon the prevailing practice in the state in which the subject property is located. Foreclosure of a deed of trust may be accomplished in certain jurisdictions by a non-judicial trustee's sale under a specific provision in the deed of trust which authorizes the trustee

to sell the property upon any default by the borrower under the terms of the note or deed of trust. Foreclosure of a mortgage generally is accomplished by judicial action. The action is initiated by the service of legal pleadings upon all parties having an interest in the real property. Delays in completion of the foreclosure occasionally may result from difficulties in locating necessary party defendants. The borrower may seek bankruptcy protection in an attempt to delay or avert a foreclosure and/or assert other defenses to the proceedings. Any bankruptcy filing will, and the assertion of other defenses may, significantly delay the proceedings and increase the expenses incurred by the lender in prosecuting the proceedings, and could result in a reduction of the secured debt in the event of a "cramdown" by a bankruptcy court. Depending upon market conditions, the net proceeds of the sale of the property after foreclosure, fix-up, and selling expenses may be less than the Trust's investment.

     In some states, after foreclosure and sale, the borrower and foreclosed junior lienholders are given a statutory period in which to redeem the property from the foreclosure sale. In some states, redemption may occur only upon payment of the entire principal balance of the loan, accrued interest and expenses of foreclosure. In other states, redemption may be authorized if the former borrower pays only a portion of the sums due. The effect of a statutory right of redemption is to diminish the ability of the lender to sell the foreclosed property. Consequently, the practical effect of the redemption right is often to force the lender to retain the property and pay the expenses of ownership until the redemption period has run.

MANAGEMENT

     Under the terms of the Declaration of Trust, the power to exercise a controlling influence over the management and policies of the Trust is vested exclusively in the Board of Trustees. The Declaration of Trust provides that the Board may have up to 25 Trustees. Up to 12 of the Trustees may be Union Trustees, up to 12 of the Trustees may be Management Trustees, and one Trustee is to be the Chairman. As of April 1, 1998, the Board of Trustees consisted of the Chairman, 9 Union Trustees and 8 Management Trustees. The number of Management Trustees may not exceed the number of Union Trustees except in the event a Trustee dies or resigns before expiration of his term.

     The Board of Trustees has overall responsibility for the management of the Trust. Between meetings of the full Board, the Executive Committee of the Board of Trustees, currently consisting of the Chairman, one Union Trustee and one Management Trustee, acts for the Board in managing Trust affairs. When the Executive Committee is not in session, the Chief Executive Officer is responsible for Trust management.

     The Declaration of Trust divides the Union and Management Trustees into 3 Classes. Each Class is required to have, insofar as the pool of Trustees permits, an equal number of Union and Management Trustees. The term of each Class expires at the third annual meeting following its election. At each annual meeting, the Participants will elect a Chairman to serve until the next annual meeting and such number of Trustees as is necessary to fill vacancies in the Class whose terms expire as of that meeting and any Trustee appointed to complete the remainder of a term. The current Trustees and officers of the Trust and their principal occupations are described in the Statement of Additional Information under "MANAGEMENT OF THE TRUST."

     The Trust pays the Chairman $10,000 per year. The Trust pays Management Trustees $500 per day for participation in Board of Trustee meetings and committee meetings. The Trust pays no remuneration to any Union Trustee. Individual Trustees are reimbursed for out-of-pocket expenses of attending Trustee and committee meetings. The Trust employs the Chief Executive Officer as a salaried employee pursuant to an employment agreement with him.

     For the fiscal year ended December 31, 1997, the Trust's personnel expenses (salaries and benefits) for all Trust officers and staff members totaled $3,797,617.

     The Trust has no independent investment adviser, except with respect to certain short-term assets. See "INVESTMENT ADVISER." Investment decisions are made by the Chief Executive Officer, the Chief Investment Officer, the General Counsel, the Director of Investor Relations and the Portfolio Manager of the Trust under the general supervision of the Executive Committee and, ultimately, the Board of Trustees. Since the Chief Executive Officer, the Chief Investment Officer, the General Counsel and the Portfolio Manager are officers of the Trust and none of these officers are engaged in the business of providing securities investment advice to others, neither the Chief Executive Officer, the Chief Investment Officer, the General Counsel nor the Portfolio Manager have registered or plans to register as an investment adviser under the Investment Advisers Act. The Trust has no independent transfer agent or dividend paying agent. Issuance and redemption of Units and distribution of interest income are the responsibility of the Chief Executive Officer and his staff.

     The Chief Executive Officer, the Chief Investment Officer, the General Counsel and the Portfolio Manager can acquire the Trust's Mortgage Investments from, in participation with, or with the assistance of FHA- and VA-approved mortgage banking firms, Fannie Mae- and Freddie Mac-approved seller/servicers, depository institutions, investment bankers and other lenders approved by management, located throughout the United States believed to be in a position to know the standing of local builders and other borrowers and the merit of the building projects considered for investment. These officers have broad discretion regarding the mortgage banking firms and institutions through which the Trust deals. Mortgage Investments are acquired from mortgage banking firms or other lenders or issuers on a net price basis without commissions, although the Trust will typically pay the mortgage banker or servicer involved an ongoing loan servicing fee in connection with whole mortgage loans and participations therein, in each case ranging from .05% to 1.20% of the amount involved in the transaction.

     The Trust does not ordinarily engage brokers to effectuate transactions in Mortgage Investments. It is customary for brokers for construction and long-term real estate loans to be engaged by the mortgage borrower or the mortgage banker without expense to mortgage investors such as the Trust. Transactions in short-term liquid assets are customarily effectuated on a net price basis without commission.

     During the year ended December 31, 1997, the Trust's expenses totaled $6,457,647 (0.43% of average net assets). The Trust does not expect to incur a material amount of extraordinary expense during the current fiscal year.

                           TRUST PERFORMANCE

     The factors that materially influenced the Trust's performance during its most recently completed fiscal year are discussed in the Trust's 1997 annual report to shareholders, currently on file with the SEC.

     The following graph illustrates the net and gross account value of $50,000 invested in the Trust on January 1, 1988 at the end of each of the past ten years, compared to the account value of $50,000 invested on the same date at total rate of return of the Salomon Brothers Broad Bond Index, Salomon Brothers Mortgages Index and the U.S. Treasury Bill Index.

                  Trust's Annualized Total Gross Returns

     One-year ended         Five years ended        Ten years ended
     December 31, 1997     December 31, 1997       December 31, 1997

         11.22%                 8.74%                    10.15%

PAST PERFORMANCE OF AN INVESTMENT IS NOT PREDICTIVE OF FUTURE PERFORMANCE. COMPARATIVE RATES OF RETURN 1988 - 1997

                  COMPARATIVE RATES OF RETURN 1988 - 1997
------------------------------------------------------------------------------
                       TOTAL VALUE OF INVESTMENT FOR YEAR ENDING
                  1988       1989        1990        1991         1992
------------------------------------------------------------------------------
AFL-CIO Housing
Investment Trust
Total Gross Rate
of Return         $54,575.00   64,207.49   70,788.75   81,336.29   86,419.80

AFL-CIO Housing
Investment Trust
Total Net Rate
of Return         $54,310.00   63,569.86   69,717.06   79,686.60    84,276.55

Salomon Brothers
Broad Bond -
Total Gross Rate
of Return         $ 55,000.00   61,776.00   67,397.62   78,181.23   84,123.01
Salomon Brothers
Mortgages -
Total Gross Rate
of Return         $ 54,415.00   62,658.87   69,488.69   80,356.72   86,287.05

U.S. Treasury
Bill - Total
Gross Rate of
Return            $ 53,050.00   57,187.90   61,305.43   64,493.31    66,557.10


COMPARATIVE RATES OF RETURN 1988 - 1997 (continued)
------------------------------------------------------------------------------
                              TOTAL VALUE OF INVESTMENT FOR YEAR ENDING
                   1993        1994       1995        1996         1997
------------------------------------------------------------------------------
AFL-CIO Housing
Investment Trust
Total Gross Rate
of Return         $ 98,208.69   93,161.70  111,896.52  118,151.54  131,408.14

AFL-CIO Housing
Investment Trust
Total Net Rate
of Return         $ 92,426.09   89,930.59  107,521.01  113,036.84   125,176.99

Salomon Brothers
Broad Bond -
Total Gross Rate
of Return         $ 92,451.19   89,770.10  106,467.34  110,300.17   120,933.10

Salomon Brothers
Mortgages -
Total Gross Rate
of Return         $ 92,344.40   91,023.87 106,297.68  112,027.12    122,412.04

U.S. Treasury
Bill - Total
Gross Rate of
Return            $ 68,354.14   70,814.89   74,284.82   77,776.20    81,509.46


INVESTMENT ADVISER

     Beginning as of May 21, 1992, the Trust engaged Wellington Management Company, LLP ("Wellington Management") to furnish investment advisory services concerning certain of the short-term, liquid assets in the Trust's portfolio designated by the Trust from time to time. The Trust currently has no independent investment adviser other than Wellington Management, whose Investment Advisory Agreement with the Trust was initially approved by Participants at the Trust's 1992 Annual Meeting. As of December 31, 1997, the value of all short term assets eligible for management by Wellington Management was $84,582,295 which represented 5% of the Trust's total net assets at that date. The Investment Advisory Agreement was amended and extended for a period of two years by a vote of the Participants at the Trust's Annual Meeting in May, 1997 to include investment advisory services concerning certain of the intermediate-term, liquid assets in the Trust's portfolio designated by the Trust from time to time and certain other portfolio analysis services.


     Wellington Management, a Massachusetts limited liability partnership, is a registered investment adviser with principal offices located at 75 State Street, Boston, Massachusetts 02109. Its Managing Partners are Robert W. Doran, Duncan M. McFarland and John R. Ryan. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowment funds, foundations, and other institutions and individuals. As of February 28, 1998, Wellington Management held investment management authority over approximately $185 billion of assets, including $20.2 billion of cash and cash-equivalent assets. Wellington Management and its predecessor organizations have provided investment advisory services to investment companies since 1928 and to investment counseling clients since 1960.

     Under the Investment Advisory Agreement, Wellington Management provides investment advisory services concerning certain of the short-term and intermediate-term, liquid assets in the Trust's portfolio (the "Short/Intermediate Term Assets"). Wellington Management manages the investment and reinvestment of the Short/Intermediate Term Assets; continuously reviews, supervises and administers the investment program of the Short/Intermediate Term Assets; determines the securities to be purchased, retained and sold (and implements those decisions); renders regular reports to the Trust's officers and Trustees concerning its discharge of the foregoing responsibilities, including providing to the Trust's officers within 2 business days after each Valuation Date market prices as of the Valuation Date for Short/Intermediate Term Assets that mature more than 60 days after the Valuation Date; monitors portfolio investment characteristics; analyzes portfolio performance and provides to the Trust's officers within 10 business days after each calendar month end a report regarding such performance for such month; provides analysis on markets and instruments; provides investment overview and economic outlook forecasts; provides information and comment on various relevant regulatory and legal issues; attends meetings of the Trust's Executive Committee and Trustees as reasonably requested; supplies the Trust's officers and Trustees with statistical information and reports, and provides the Trust with certain portfolio analysis functions and reports, including analysis and reports which may assist the Trust in determining the allocation of assets within the Short/Intermediate Term Assets. Wellington Management discharges these and its other duties subject to the oversight of the officers and Trustees of the Trust and in compliance with the Trust's policies.

     Wellington Management renders all of the services described above at its own expense, and provides the office space, furnishings and equipment, and personnel required by it to perform those services for the compensation described below.

     Wellington Management is authorized to arrange for the execution of portfolio transactions by selecting brokers or dealers that will execute the transactions, and is directed to use its best efforts to obtain the best net results, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm involved. Wellington Management may in its discretion purchase and sell portfolio securities through brokers who provide it or the Trust with research, analysis, advice and similar services, and Wellington Management may pay to these brokers, in return for research and analysis, a higher commission than may be charged by other brokers, provided that Wellington Management determines in good faith
that such commission is reasonable in terms either of that particular transaction or of the overall responsibility of Wellington Management, that the total commission paid by the Trust will be reasonable in relation to the benefits to the Trust over the long term, and that the total commission paid by the Trust is consistent with commissions paid in comparable transactions.

     In selecting a broker for each specific transaction, Wellington Management has agreed to use its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain the best available price and most favorable execution. The full range and quality of brokerage services available will be considered in making these determinations. For example, brokers may be selected on the basis of the quality of such brokerage services related to the requirements of the specific transaction such as the following; capable floor brokers or traders, competent block trading coverage, good communications, ability to position, use of automation, research contracts, arbitrage skills, administrative ability, or provision of market information relating to the security. Wellington Management will make periodic evaluations of the quality of these brokerage services as provided by various firms and measure these services against its own standards of execution. Brokerage services will be obtained only from those firms which meet its standards, maintain a reasonable capital position, and can be expected to reliably and continuously supply these services.

     On occasions when Wellington Management deems the purchase or sale of a security to be in the best interest of the Trust as well as other clients, Wellington Management, to the extent permitted by applicable laws and regulations, may, but is under no obligation to, aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Wellington Management in the manner it considers to be the most equitable and consistent with its fiduciary obligations.

     Under the terms of the Investment Advisory Agreement, Wellington Management is compensated monthly at the annual rate of 0.16% of the market value of the Trust's assets under management by Wellington Management, based upon the average monthly market value of such assets.

INCIDENTS OF OWNERSHIP OF UNITS

     Beneficial interests of the Trust are divided into Units representing equal portions of Trust assets. Rights arising from ownership of Units are set forth in the Declaration of Trust. The Declaration of Trust can be amended by vote of a majority of Trustees without any requirements of a vote by holders of Units. However, the Declaration of Trust provides that, notwithstanding anything to the contrary contained in the Declaration of Trust or any amendment thereto, no part of the Trust that equitably belongs to any investor (other than such part as is required to pay the expenses of the Trust) is to be used for any purpose other than the exclusive benefit of the investors. In addition, fundamental investment policies may not be changed without the approval of holders of a majority of the Trust's outstanding Units.


     Each Unit carries the right to vote to elect a Class of Trustees, to ratify selection of the auditors for the Trust, and to approve changes in investment policy. Each Unit entitles the holder thereof to participate pro rata with all other Units in the distribution of assets in any liquidation of the Trust. No preemptive rights attach to Units; the Trust has the right to sell or exchange Units without offering the same to the holders of the then outstanding Units.

     The overwhelming majority of jurisdictions in the United States recognize a trust, such as the Trust, as a separate legal entity, wholly distinct from its beneficiaries. In those jurisdictions, the beneficiaries of a trust, such as the Participants in the Trust, are not liable for the debts or other obligations of the trust. A few jurisdictions, particularly Texas and Kansas, do not recognize so-called "business trusts" as separate legal entities and hold the beneficiaries of such trusts personally liable for actions of the business trusts. The Trust nevertheless does not expect to exclude otherwise eligible investors in Kansas and Texas and other such jurisdictions from investing in Units.

     The Declaration of Trust requires that every written undertaking contain a provision stating that such undertaking is not binding upon any investor personally and that any person, firm, corporation or association dealing with the Trustees shall be limited to satisfying any obligation, liability, or covenant of the Trustees out of the Trust property and not out of the personal property of any investor. Counsel for the Trust is of the opinion that in the overwhelming majority of jurisdictions, no personal liability will attach to the holders of Units on any undertaking containing such a provision. However, in those jurisdictions that refuse to recognize the separate status of trusts such as the Trust, Participants could be held personally liable for claims against the Trust. These claims could include contract claims where the provision referred to above is omitted from the undertaking, tort claims, tax claims and certain other statutory liabilities. If such liability were ever imposed upon Participants, they would be liable only to the extent that Trust assets and insurance were not adequate to satisfy the claims.

     Units are not transferable and are not assignable. No holder of a Unit has the authority to pledge the Unit as collateral for any loan. The Trust does not issue certificates to evidence ownership of Units. In lieu thereof, Units are issued and redeemed by bookkeeping entry and without physical delivery of any securities.

     The Trust, at the end of each calendar quarter, makes pro rata distributions of net income earned during the preceding three-month period. Such distributions are made in cash. Pursuant to an Internal Revenue Service ruling received by the Trust, a Participant may authorize the Trust automatically to reinvest any dividends to which the Participant is entitled in the Trust in exchange for a corresponding amount of Units, calculated at the Net Asset Value as of the end of the calendar quarter.

     The Trust may be terminated at any time by the Trustees after notice in writing to all Participants.


     Any inquiries or expressions of interest concerning sales transactions should be referred to the Director of Investor Relations at Trust headquarters, 1717 K Street, N.W., Suite 707, Washington, D.C. 20006.

                            SECURITIES OFFERED

ELIGIBLE INVESTORS

     Only "Labor Organizations" and "Eligible Pension Plans" are eligible to own Units. A Labor Organization means any organization of any kind, any agency, employee representation committee, group, association, or plan in which employees participate directly or through affiliated organizations, and which exists for the purpose, in whole or in part, of dealing directly or through affiliated organizations with employers concerning terms or conditions of employment and any employee benefit plan of such an organization, or any other organization which is, in the discretion of the Board of Trustees, affiliated with or sponsored by such an organization. An Eligible Pension Plan is a pension plan constituting a qualified trust under IRC Section 401(a) that has beneficiaries who are represented by a Labor Organization and the management of which has the discretionary right to invest funds of beneficiaries without the direct intervention or control of those beneficiaries.

VALUATION

     The price of Units is based on Net Asset Value as of the monthly Valuation Date following receipt of a purchase order by dividing the value of the Trust's portfolio plus any cash and other assets (including interest and dividends accrued but not collected) less all liabilities (including accrued expenses but excluding capital and surplus) as of that Valuation Date by the number of Units then outstanding.

     Admission to or withdrawal from the Trust is permitted in whole or fractional Units as of monthly Valuation Dates. A request for purchase of Units must be received by the Trust before the Valuation Date as of which it is to be issued. A minimum initial investment of $50,000 is required. A request for purchase of Units must be accompanied by cash or by a subscription agreement providing for a cash escrow of the amount to be invested as of the forthcoming Valuation Date.

     Forms of subscription agreements with banks providing for a cash escrow pursuant to which escrowed amounts will be held in interest-bearing form are available from the Trust. There is no sales charge or commission payable in connection with the purchase of Units or the escrow.

     The Trust has retained an independent third-party valuation firm to perform the monthly valuation of all long-term investments. A summary of the current valuation methodology used by the third-party valuation firm, in consultation with Trust management, with respect to various categories of investments is as follows:

     SHORT-TERM INVESTMENTS consisting of repurchase agreements, commercial paper, bankers acceptances, investment trusts, other investments and warehousing loans, which mature less than sixty days from the Valuation Date

are valued at amortized cost which approximates value. Short-term investments which mature more than sixty days from the Valuation Date are valued at the last reported sales price on the last business day of the month or the mean between the reported bid and ask price if there was no sale. Short-term investments maturing more than sixty days from the Valuation Date for which there are no quoted market prices are valued to reflect current market yields for securities with comparable terms and interest rates.

     LONG-TERM INVESTMENTS consisting of mortgage-backed securities, permanent mortgages, construction loans, participation certificates and other mortgage-backed obligations are valued using published prices, dealer bids or cash flow models discounted using market-based discount and prepayment rates, developed individually for each investment. The market-based discount rate is composed of a risk-free yield (i.e., a U.S. Treasury Note with a weighted average life comparable to the security being valued), adjusted for an appropriate risk premium. The risk premium reflects actual premiums in the marketplace over the yield on U.S. Treasury securities of a comparable risk and maturity to the investment being valued as adjusted for other market considerations. On investments for which involve the construction and permanent financing, value is determined based upon the total amount of the commitment for the term of the construction period plus the permanent mortgage loan period. For investments which involve only construction period financing, the outstanding principal balance of the underlying loan is used to approximate value, assuming no decline in credit quality.

     CONTINGENT INTEREST LOANS. Contingent interest mortgage loans bear a base rate of interest at a rate below the market rate for non-contingent interest mortgage loans prevailing at the time the loan was made in return for the right to receive as additional interest a portion of (i) net cash flow from operations and/or (ii) proceeds from the sale or refinancing of the related project. In general, the interest in the early years is lower than would be the case for non-contingent interest mortgage loans, but increases in later years as net operating cash flow increases and/or upon receipt of proceeds of a sale or refinancing, and is added to the base interest. The Trust, as holder of the contingent interest loan or of an interest therein or of a obligation secured thereby, is entitled to receive additional interest in excess of the base interest rate. Because the amount of any proceeds from net cash flow cannot be determined in advance, and the amount of any proceeds from a sale or refinancing cannot be determined before a sale or refinancing actually occurs, it is not possible to value the contingent interest feature with precision.

     The values of non-contingent mortgage loans are affected primarily by changes in interest rates and secondarily by the performance of the underlying property. With regard to contingent interest mortgage loans, however, the performance of the underlying property becomes a more important determinant of value.

     Contingent interest mortgage loans generally are accounted for by an estimate of the underlying property's value in those circumstances where no exchange market exists. It is possible that the exchange value that would take place between a willing buyer and a willing seller could differ from the estimated value, and that the difference could be significant. The estimated

value is determined by an appraisal method that discounts the expected cash flows of the underlying property. During the initial years the investment is carried at outstanding principal amounts plus accrued interest (assuming no inherent credit problems with the underlying property). In later years, as the property matures, the Trust may record appreciation or depreciation in the value of the investment based on whether the performance of the underlying property exceeds or falls short of expectations. As long as the underlying property is projected to generate net operating cash flow above the base rate, the amount of the projected contingent interest obligation is accruable by the Trust throughout the term of the investment. In no event, however, will the carrying value of the underlying property exceed its appraised value at any one reporting date.

     Determining the value of underlying properties necessarily requires assumptions and estimates about future events and cash flows of the properties. It is the intent of the Trust to engage a qualified MAI appraiser to perform the appraisal of underlying property every five years and to place into effect appropriate procedures to assess the relevance of individual appraisals so that they may be updated annually by the Trust.

     PRIVATELY COLLATERALIZED INVESTMENTS; STATE AND LOCAL GOVERNMENT-RELATED
INVESTMENTS:

     (1) Public ratings. Obligations which carry a public rating from one or more nationally recognized rating agencies are valued to reflect current market yields as determined by giving effect to the average of quotes obtained from dealers in such obligations for securities of comparable quality, interest rates and maturities.

     (2) No public rating with recourse to issuer and/or with credit enhancement. Obligations which do not carry a public rating but are with recourse to the issuer and/or have the benefit of credit enhancement are valued to reflect current market yields as determined by giving effect to the average of quotes obtained from dealers in such obligations for securities of comparable yield and term to maturity and of a quality which, in the determination of the Trust, is most nearly comparable to obligations in any one or more of the following categories:

     (a) obligations which carry a private rating upon which the Trust is entitled to rely shall be valued against securities having comparable public or private ratings;

      (b) obligations which are guaranteed or otherwise secured by the general credit or moral obligation of a state or local government or an agency or instrumentality thereof shall be compared to other publicly sold obligations of the particular state or local government or agency or instrumentality thereof carrying comparable guarantees or security arrangements;

      (c) obligations with respect to which no other publicly sold obligations issued or guaranteed or otherwise secured by a particular state or local government or agency or instrumentality

          thereof are available (for purposes of determining comparable quality) will be valued as if they were comparable in quality to the lowest rated "investment grade" obligations of the particular issuer with respect to which comparable quotes are available, and if the only obligations of such issuer with respect to which comparable quotes are available are of a grade higher than the lowest rated investment grade, the Trust will make an appropriate discount from quotes on such obligations to reflect a reduction to the lowest rated investment grade; or

     (d) obligations with respect to which no publicly sold securities of comparable quality are found in accordance with the foregoing guidelines will be valued by management on the basis of the particular facts and circumstances of the case based on investments that are comparable with respect to terms, quality and yield.

     The averaging of quotes from dealers may be supplemented by application of the following valuation criteria when, in the opinion of management, the application of such supplemental criteria is warranted or desirable:

     (i)  discounting of expected future cash flows;

     (ii) assessing the nature of the issuer or the entity providing credit enhancement, as applicable, risks it is subject to, historical patterns of revenue assessment and collection;

    (iii) assessing tangible book value and financial condition of the issuer or the entity providing credit enhancement, as applicable;

     (iv) assessing revenue history of the issuer or the entity providing credit enhancement, as applicable.

     Obligations with respect to which a notice of redemption has been issued will be valued on the basis of their current market yield and yield to maturity, if the Trust has no reason to believe that payment on the obligations will not be made at the call date. Any obligations (i) which are in default or (ii) with respect to which one or more underlying assets are in default and there is no mortgage insurance or other credit enhancement available to assure full and timely payment will be valued by management based upon the particular facts and circumstances of the case.

     (3) No public rating without recourse to issuer and without credit enhancement. Obligations which do not carry a public rating, are without recourse to the issuer, and are without credit enhancement will be valued by management on the basis of the particular facts and circumstances of the case based on investments that are comparable with respect to terms, quality and yield.

     General. In addition to the valuation methods described above, all investments are reviewed and appropriate adjustments are made to reflect the effect of income (collected or accrued), realized and unrealized gains and losses, expenses and any material impairments in value arising from the specific conditions of investment (e.g., mortgage in default).


SALES ACTIVITIES

     The Trust conducts sales and distribution activities for Units that are directed to certain pension plans. These activities, which are conducted by and under the direction of the Director of Investor Relations, include solicitations in person or by mail or telephone, as well as responding to inquiries concerning the Trust's offering of Units, and the ministerial and clerical work of effecting sales of Units. All inquiries concerning the Trust's offering of Units should be directed to AFL-CIO Housing Investment Trust, 1717 K Street, N.W., Suite 707, Washington, D.C. 20006, Attention:
Director of Investor Relations, (202) 331-8055. Expenses of sales and distribution of Units are paid by the Trust pursuant to a Plan for Distribution adopted pursuant to SEC Rule 12b-1 under the Investment Company Act. The budget for the sales and distribution activities authorized by the Participants was $500,000 in 1997 and is $550,000 in 1998. Such sales and distribution expenses for the year ended December 31, 1997 were $498,303, which represented approximately 0.03 percent of $1,671,744,859 in net Trust assets as of December 31, 1997. No material increase in the budgeted rate of sales and distribution expense will be made without Participant approval. See "SALES AND DISTRIBUTION ACTIVITIES" in the Statement of Additional Information for a more detailed discussion of sales and distribution.

     The Plan for Distribution will continue in effect until April 30, 1999, unless earlier terminated by vote of a majority of the Trust's outstanding Units or by a majority of disinterested Trustees. Any change in the Plan for Distribution that would materially increase the amount of distribution expense borne by the Trust requires Participants' approval; any other material change requires approval by the Trustees, including a majority of the disinterested Trustees. The Plan for Distribution may continue in effect for successive one-year periods, provided that each continuance is specifically approved:
(a) by a vote of the majority of the Trust's Units or by the Trustees; and (b) by the vote of a majority of the Trustees who are disinterested and who have no direct or indirect financial interest in the Plan for Distribution or any related agreements. For additional information regarding the Plan for Distribution, see "SALES AND DISTRIBUTION ACTIVITIES" in the Statement of Additional Information.

     In general, SEC Rule 12b-1, with which the Trust will comply, requires that a Plan for Distribution be approved in a specified manner by the holders of voting securities and Trustees, that quarterly reports of distribution expenses be made to the Trustees, and that the plan be terminable upon specified conditions.

REDEMPTION

     A request for redemption of Units will be honored if it is in writing and received 15 days or more before the Valuation Date on which the Units are to be redeemed. Securities may be redeemed in whole or fractional Units.
Payment in satisfaction of duly tendered requests for redemption will be made as soon as practicable and, in any event, within 7 business days after the Net Asset Value of the Trust is ascertained for the Valuation Date as of which redemption is effected. It usually takes 7 to 10 business days to calculate the Trust's Net Asset Value after a Valuation Date.


     Upon the agreement of the redeeming Participant, the Trust may tender securities or mortgages or other Trust assets in partial or full satisfaction of a duly tendered request for redemption. Such securities, mortgages or other assets will be treated for redemption purposes as the cash equivalent of their value on the Valuation Date on which redemption is effected. A Participant receiving such assets may incur expenses in disposing of such assets for cash.

     Section 22(c) of the Investment Company Act and SEC Rule 22c-1 thereunder provide that no registered investment company issuing a redeemable security and no principal underwriter of such company shall sell or redeem any such security except at a price based on the current net asset value of such security that is next computed after receipt of a tender of such security for redemption or of an order to purchase such security. Section 22(e) provides that no registered investment company shall postpone the date of payment upon redemption of a redeemable security in accordance with its terms for more than seven days after the tender of such security for redemption except in certain limited circumstances. The Trust's redemption policies do not conform to the foregoing requirements. The Trust has obtained exemption from generally applicable redemption requirements on the grounds that the interests of its Participants will make investment and redemption other than on a quarterly basis unnecessary and that daily valuation of the Trust portfolio of mortgage loans would be unduly burdensome. The Board of Trustees has implemented monthly valuations of the Trust's assets, which enables the Trust to sell and redeem Units on a monthly, rather than quarterly, basis. See "RISK FACTORS--Redemption."

TAX STATUS

     The Trust has filed its tax returns as a regulated investment company under Subchapter M of the Internal Revenue Code and intends to operate in a manner which qualifies for treatment as a regulated investment company. If the Trust so qualifies and distributes all of its taxable income to
Participants, it will not be subject to federal income tax.   Participants
will be required to report their proportionate share of such income for income tax purposes, but Participants not subject to tax on their income will not be required to pay tax on amounts distributed to them. The Trust will inform Participants annually of the amounts and nature of such income.

                     PENDENCY OF LEGAL PROCEEDINGS

     The Trust is not involved in any material legal proceedings and is not aware of any legal proceedings against it contemplated by any governmental authorities.



               PART B.  STATEMENT OF ADDITIONAL INFORMATION


                                 AFL-CIO
                         HOUSING INVESTMENT TRUST

                           1717 K Street, N.W.
                               Suite 707
                          Washington, D.C.  20006
                              (202) 331-8055

STATEMENT OF ADDITIONAL INFORMATION
-----------------------------------

     This Statement of Additional Information is not a Prospectus. It should be read in conjunction with the American Federation of Labor and Congress of Industrial Organizations Housing Investment Trust ("Trust") Prospectus, dated June 17, 1998, which may be obtained without charge from Trust headquarters.

     The date of this Statement of Additional Information is June 17, 1998.

                            TABLE OF CONTENTS

                                                                         Page

History...............................................................       1

Exemptions from Specific Requirements of the Investment
  Company Act.........................................................       1

     Nondiversification..............................................        1

     Redemption Restrictions.........................................        2

Investment Objective and Policies.....................................       3

Management of the Trust...............................................       4

Principal Holders of Securities.......................................      14

Investment Adviser....................................................      15

Sales and Distribution Activities.....................................      17

Admission to the Trust................................................      18

Supplementary Information.............................................      19

     Custodian.......................................................       19

     Auditors........................................................       19

     Reports.........................................................       19

     Legal Matters...................................................       19

Financial Statements..................................................      19

Appendix A............................................................     A-1

Appendix B............................................................     B-1

Appendix C............................................................     C-1


                                HISTORY

     The American Federation of Labor and Congress of Industrial Organizations Housing Investment Trust ("Trust") is a common law trust created under the laws of the District of Columbia pursuant to a Declaration of Trust originally executed September 19, 1981. The name of the Trust was changed from "AFL-CIO Pooled Investment Trust" on May 27, 1982. The Trust has been established under the sponsorship of the AFL-CIO as an instrumentality of the United States labor union movement.

                       EXEMPTIONS FROM SPECIFIC
                REQUIREMENTS OF THE INVESTMENT COMPANY ACT

     On April 21, 1982 the Trust obtained from the Securities and Exchange Commission ("SEC") an order under Section 6(c) of the Investment Company Act of 1940, as amended ("Investment Company Act") exempting the Trust from certain requirements of that Act (SEC Release No. 12387). The following is a brief summary of certain of these exemptions.

NONDIVERSIFICATION

     The Investment Company Act provides that no registered investment company shall change its subclassification from diversified to nondiversified without the shareholders' authorization. Under Section 5(b) of the Act, a "diversified company" is:

     A management company which meets the following requirements: At least 75 percentum of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies and other securities for the purposes of this calculation limited in respect to any one issuer to an amount not greater in value than 5 percentum of the value of the total assets of such management company and to not more than 10 percentum of the outstanding voting securities of such issuer.

     A "nondiversified company" means any management company other than a diversified company.

     The Trust will seek to remain as diversified as practicable. Because, however, the mortgages in which it proposes to invest are often offered in large denominations, the Trust may shift from time to time from diversified to nondiversified status. The Trust has obtained an exemption from the requirement of a shareholder vote before shifting its diversification status.

     The terms "diversified" and "non-diversified" as used herein are not intended to describe the geographical locations or concentrations of mortgaged properties represented in the Trust's portfolio. Such properties are spread throughout the United States and it is the Trust's intention to maintain such geographical diversity.

REDEMPTION RESTRICTIONS

     Section 22(c) of the Investment Company Act and SEC Rule 22c-1 thereunder provide that no registered investment company issuing a redeemable security

and no principal underwriter of such company shall sell or redeem any such security except at a price based on the current net asset value of such security that is next computed after receipt of a tender of such security for redemption or of an order to purchase such security. Section 22(e) provides that no registered investment company shall postpone the date of payment upon redemption of a redeemable security in accordance with its terms for more than seven days after the tender of such security for redemption except in certain limited circumstances. The Trust's redemption policies do not conform to the foregoing requirements. See "REDEMPTION" in the Prospectus. The Trust has obtained exemption from generally applicable redemption requirements on the grounds that the interests of its Participants will make investment and redemption other than on a quarterly basis unnecessary and that daily valuation of the Trust portfolio of mortgage loans would be unduly burdensome. Effective October 1, 1987, the Board of Trustees authorized investments and redemptions on a monthly basis instead of a quarterly basis.


                      INVESTMENT OBJECTIVE AND POLICIES

     A description of the Trust's investment objective and policies is set forth in the Trust's Prospectus under "INVESTMENT OBJECTIVE AND POLICIES." Certain of the Trust's authorized investments are tied to ratings at various levels by one or more nationally recognized statistical rating agencies. A description of Standard & Poor's rating categories for long-term debt and short-term debt are attached as Appendix A to this Statement of Additional Information. The rating categories of other nationally recognized statistical rating agencies are similar to those of Standard & Poor's.

     Similarly, certain of the Trust's authorized investments relate to depository institutions rated in category "B" or higher by Thomson Bankwatch, Inc. See "INVESTMENT OBJECTIVE AND POLICIES--Privately Collateralized Investments; State and Local Government-Related Investments in the Prospectus. A description of the rating categories of Thomson Bankwatch, Inc. is attached as Appendix B to this Statement of Additional Information.

     The following information is included to augment the discussion of "top tier" agencies and agencies with a general obligation rating of "A" or better under "INVESTMENT OBJECTIVE AND POLICIES--Privately Collateralized Investments; State and Local Government-Related Investments" in the Prospectus. The Trust is allowed to invest in construction or permanent loans, or securities backed by construction or permanent loans, or interests in such loans or securities, provided that such loans or securities are issued or guaranteed, as the case may be, by (i)a state or local housing finance agency designated "top tier" by Standard & Poor's (or designated comparably by another nationally recognized statistical rating agency, as determined by the Executive Committee of the Trust) or (ii) a state or local housing finance agency having a general obligation rating of "A" or higher by Standard & Poor's (or a comparable rating from another nationally recognized statistical rating agency, as determined by a Executive Committee of the Trust) at the time of acquisition by the Trust. Before designating a housing agency as top tier, Standard & Poor's must favorably evaluate a number of criteria, including the agency's general track record, unrestricted fund balances, administrative capabilities, investment policy, internal controls, portfolio

quality and the sponsoring state's commitment to housing. More complete descriptions of the guidelines used by Standard & Poor's with respect to "top tier" designations and general obligation ratings are attached to this Statement of Additional Information as Appendices C and D, respectively.

                           MANAGEMENT OF THE TRUST

     The current Trustees and officers of the Trust and their principal occupations are as follows:

                       MANAGEMENT OF THE TRUST

     The current Trustees and officers of the Trust and their principal occupations are as follows:

                           Position with         Principal Occupation(s)
Name, Address, and Age     Housing Trust         During Past 5 Years
---------------------      ---------------       ------------------------
Richard Ravitch            Chairman              Formerly President and
350 Park Avenue                                  Chief Executive Officer,
18th Floor                                       Player Relations Committee
New York, New York                               of Major League Baseball;
age 64                                           formerly Chairman, Aquarius
                                                 Management Corporation
                                                 (limited profit housing
                                                 project management); formerly
                                                 Chairman and Chief Executive
                                                 Officer, Bowery Savings Bank

Linda Chavez-Thompson*    Union Trustee          Executive Vice President,
815 16th Street, N.W.                            AFL-CIO; formerly Inter-
Washington, D.C.  20006                          national Vice President,
age 54                                           American Federation of State,
                                                 County and Municipal
                                                 Employees

Arthur A. Coia*           Union Trustee          General President, Laborers'
905 16th Street, N.W.                            International Union of
Washington, D.C.  20006                          North America
age 55

John E. Cullerton         Management Trustee     Central Pension Fund of the
55 West Van Buren Street                         International Union of
Chicago, Illinois 60605                           Operating Engineers and
age 82                                           Consultant to the Hotel
                                                  Employees and Restaurant
                                                  Employees International
                                                  Union; formerly Fund Advisor
                                                  to Trustees for the Hotel
                                                  Employees and Restaurant
                                                 Employees International Union
                                                  Health, Welfare and Pension
                                                 Funds

Robert A. Georgine*       Union Trustee          President, Building and
815 16th Street, N.W.                            Construction Trades
Washington, D.C.  20006                          Department, AFL-CIO
age 65

Francis X. Hanley*        Union Trustee          General President (formerly
1125 17th Street, N.W.                           General Secretary-Treasurer
Washington, D.C. 20036                           International Union of
age 67                                           Operating Engineers



Edwin D. Hill*            Union Trustee          Secretary, International
1125 15th Street, N.W.                            Brotherhood of Electrical
Washington, D.C. 20005                           Workers; formerly
age 60                                           International Vice President,
                                                  International Brotherhood of
                                                  Electrical Workers Third
                                                 District Office

Frank Hurt*               Union Trustee          President, Bakery,
10401 Connecticut Avenue                         Confectionery & Tobacco
Kensington, MD  20895                            Workers International Union
age 59

John T. Joyce*            Union Trustee          President, Bricklayers &
815 15th Street, N.W.                            Allied Craftsmen Internationl
Washington, D.C.  20005                          Union
age 62

Martin J. Maddaloni*      Union Trustee          President, United Association
901 Massachusetts Avenue, N.W.                   of Journeyman and Apprentices
Washington, D.C. 20001                           of the Plumbing And Pipe
age 58                                            Fitting Industry of the
                                                  United States and Canada
                                                  ("UA"); formerly
                                                 International Vice President,
                                                  UA District 2; formerly
                                                 International Representative,
                                                  UA; formerly Special
                                                 Representative, UA

A.L. Monroe*              Union Trustee          General President,
1750 New York Ave., N.W.                         International Brotherhood of
Washington, D.C.  20006                          Painters and Allied Trades
age 64

Andrew Stern*             Union Trustee          President, Service Employees
1313 L Street, N.W.                              International Union
Washington, D.C. 20005
age 47

John J. Sweeney*          Union Trustee          President, AFL-CIO;
815 16th Street, N.W.                            Formerly International
Washington, D.C.  20006                          President, Service
age 64                                           Employees International
                                                 Union

Richard L. Trumka*          Union Trustee        Secretary-Treasurer,
815 16th Street, N.W.                            AFL-CIO, formerly
Washington, D.C. 20006                           President, Mine Workers
age 48                                           of America, United

Terrence R. Duvernay*      Management Trustee    Public Finance division,
4740 Guilford Forest Dr.                         Legg Mason; formerly
Atlanta, GA  30331                               Deputy Secretary of U.S.
age 55                                           Department of Housing and
                                                 Urban Development; formerly
                                                 Executive Director of Georgia
                                                 Housing and Finance Authority
                                                 and Michigan State Housing
                                                 Development Authority

Alfred J. Fleischer        Management Trustee    Chairman, Fleischer-Seeger
5725 Manchester Avenue                           Construction Corporation;
St. Louis, MO  63110                             formerly a Direction of the
age 77                                           National Corporation for
                                                 Housing Partnerships of
                                                 Washington, D.C.

Walter Kardy               Management Trustee    President, Specialty
9500 Barroll Lane                                Contractor's Management, Inc.
Kensington, MD  20895
age 70

George Latimer             Management Trustee    Chief Executive Officer,
547 West Jackson                                 National Equity Fund;
Suite 601                                        Professor of Urban Studies,
Chicago, IL  60661                               Macalster College; Formerly
age 62                                           Director, Special Actions
                                                 Office, HUD


                           Position with         Principal Occupation(s)
Name, Address, and Age     Housing Trust         During Past 5 Years
---------------------      ---------------       ------------------------
H.D. LaVere                Management Trustee    President, Michigan
1100 Owendale Avenue                             Carpentry, Inc. (residential
Suite K                                          building contractor); Labor
Troy, Michigan  48083-1914                       Relations Director, Michigan
age 68                                           Carpentry Contractor
                                                 Association

Marlyn J. Spear            Management Trustee    Investment Coordinator, The
500 Elm Grove Road                               Building Trades United
Room 300                                         Pension Trust Fund
Elm Grove, WI 53122-0530
age 45

Tony Stanley               Management Trustee    Executive Vice President and
25250 Rockside Road                              Director, TransCon Builders,
Bedford Heights, OH 44146                        Inc. (building construction)
age 64

Patricia F. Wiegert        Management Trustee    Retirement Administrator,
1355 Willow Way                                  Contra Costa County
Suite 221                                        Employee's Retirement
Concord, CA  94520                               Association
age 51

Stephen F. Coyle*          Chief Executive       Formerly Director of the
1717 K Street, N.W.        Officer               Boston Redevelopment
Suite 707                                        Authority
Washington, D.C.  20006
age 52

Michael M. Arnold*         Director of Investor  Director of Investor
1717 K Street, N.W.        Relations             Relations, AFL-CIO Housing
Suite 707                                        Investment Trust
Washington, D.C.  20006
age 58

ElChino Martin*            General Counsel       Formerly Chief of Staff
1717 K Street, N.W.                              and Development Counsel,
Suite 707                                        AFL-CIO Housing Investment
Washington, D.C.  20006                          Trust
age 46

James D. Campbell*         Chief Investment      Formerly Director, National
1717 K Street, NW          Officer               Partnership for Community
Suite 707                                        Investment, AFL-CIO
Washington, D.C.  20006                          Housing Investment Trust
age 44


                           Position with         Principal Occupation(s)
Name, Address, and Age     Housing Trust         During Past 5 Years
---------------------      ---------------       ------------------------

Harry W. Thompson*         Controller            Formerly Deputy Financial
1717 K Street, NW          Officer               Manager, AFL-CIO Housing
Suite 707                                        Investment Trust
Washington, D.C.  20006
age 38


Patton H. Roark, Jr.*      Portfolio Manager     Formerly Portfolio
1717 K Street, NW                                Manager, AFL-CIO Housing
Suite 707                                        Investment Trust
Washington, D.C.  20006
age 31

     Union Trustees Chavez-Thompson, Hanley and Trumka and Management Trustees Kardy, Latimer and LaVere are "Class I" Trustees, whose terms expire at the 1999 Annual Meeting of Participants. Union Trustees Georgine and Joyce and Management Trustees Fleischer and Spear are "Class II" Trustees whose terms expire at the 2000 Annual Meeting of Participants. Union Trustees Coia, Hurt, Monroe and Sweeney and Management Trustees Duvernay, Stanley and Wiegert are "Class III" Trustees whose terms expire at the 1998 Annual Meeting of Participants. Trustee Ravitch is the Chairman (a non-classified trustee) with a one-year term expiring at the 1998 Annual Meeting of Participants.

     Those Trustees and officers whose names are marked with an asterisk (*) may be considered to be "interested persons" within the meaning of Section 2(19) of the Investment Company Act although the Trust does not concede that such is the case. Each of these Trustees and officers is an officer or employee of the AFL-CIO, a Labor Organization (as that term is defined in the Trust's Declaration of Trust) that is a member of the AFL-CIO, or the Trust.

    The Executive Committee of the Trust is composed of the Chairman, Richard Ravitch (Chairman of the Executive Committee), Union Trustee John J. Sweeney and Management Trustee Tony Stanley (Vice Chairman of the Executive Committee). The Executive Committee has all the authority of the Board of Trustees when the Board is not in session, except to the extent that such authority is limited by law. The Executive Committee also serves as Nominating Committee with authority to identify potential new members of the Board of Trustees.

     Since February 1, 1992, Stephen Coyle has served as Chief Executive Officer of the Trust. Mr. Coyle, age 52, served as Director of the Boston Redevelopment Authority from July 1984 to January 1992. Prior to that, he served as Chief Executive Officer of John Carl Warnecke & Associates in San Francisco, a national firm for architecture and urban design. From 1977 through 1980, Mr. Coyle served the Federal Government in Washington, D.C. as Deputy Under Secretary of the United States Department of Health and Human Services and Executive Assistant to the Secretary of the United States Department of Housing and Urban Development. Mr. Coyle earned his Bachelor's degree from Brandeis University (Waltham), his Master's degree from the Harvard Kennedy School of Government, and a law degree from Stanford Law School.

     The Trustees have selected Mr. Arnold to be Director of Investor Relations. Mr. Arnold is 58 years old. He joined the Trust in April 1985 after being employed by the AFL-CIO Human Resources Development Institute
(HRDI) since 1969. During his tenure with HRDI, he held the positions of area representative, regional director, assistant director and executive director. As executive director during the six years prior to being employed by the Trust, he was responsible for overall administration and fiscal affairs and the general supervision of staff located at the national office in Washington, D.C. and in field offices in 59 major metropolitan areas of the country. During this period, Mr. Arnold had extensive experience in working with officers and staff of international, state and local labor organizations. In 1967-68, Mr. Arnold was manpower coordinator and labor liaison officer with the Dallas Community Action Agency. He is a 37-year member and former local union officer of the International Union of Bricklayers and Allied Craftsmen, and is also a licensed real estate broker.

     The Trustees have selected Mr. Martin to be General Counsel. Mr. Martin is 36 years old. He joined the Trust in 1992. From 1992 until 1993, he served as Special Counsel, when he became Chief of Staff. From 1995 until his appointment as General Counsel, he served as Chief of Staff and Development Counsel. Prior to joining the Trust, from 1988 to 1992, Mr. Martin was an associate in the Real Estate Department of Morrison & Foerster. From 1986 until 1988, he served as law clerk to the Honorable Gabrielle K. McDonald, U.S. District Court for the Southern District of Texas. Mr. Martin earned his Bachelor of Arts degree from the University of North Carolina at Chapel Hill and his Juris Doctor degree from Yale Law School.

     The Trustees have selected Mr. Campbell to be Chief Investment officer of the Trust. Mr. Campbell is 44 years old. He joined the Trust in 1993 after serving as Financial Consultant to the Boston Redevelopment Authority from 1990 to 1992. Prior to that, from 1986 to 1989, Mr. Campbell served as Vice President for Development for Related Companies Northeast. From 1983 to 1986, he served as Director of the East Cambridge Riverfront Redevelopment Project. Mr. Campbell earned his Bachelor's degree from Syracuse University and his Master's degree in City Planning from Harvard University.

     Harry W. Thompson, age 38, was appointed Controller in December 1997. Mr. Thompson joined the Trust in 1991. From 1991 until 1993, he served as Deputy Financial Manager, when he became Controller. Prior to joining the Trust, from 1988 through 1991, Mr. Thompson was the Controller for Rosewood Residential, an apartment developer and their predecessor Property Company of America. From 1985 to 1988, Mr. Thompson held Asset Manager positions with CRI Inc. and Shelter Can-American. From 1982 to 1985, Mr. Thompson was on the audit staff of KMG/Main Hurdman, an international accounting firm. Mr. Thompson earned his Bachelor of Science in Business Administration degree, with a double major in professional accounting and finance, from The American University.

     Patton H. Roark, Jr., age 31, was appointed Portfolio Manager in December 1997. Mr. Roark joined the Trust in 1993 as Portfolio Manager. Prior to joining the Trust, Mr. Roark, from 1990 to 1993, was a Senior Consultant for Price Waterhouse, an international accounting firm. From 1989 to 1990, Mr. Roark was an internal auditor with the Inspector General's office of the Office of Personnel Management. Mr. Roark is a Chartered Financial Analyst,


Certified Public Accountant and Certified Internal Auditor, and earned his Bachelors of Science degree in accounting from Shepherd College.

     Mr. Arnold, Mr. Martin, Mr. Campbell, Mr. Thompson and Mr. Roark and their staff are responsible, under the supervision of the Chief Executive Officer, for the day-to-day administration and operation of the Trust, including the selection of mortgage and other investments (with the exception of certain short-term assets--see "Investment Adviser") and communication with existing and potential investors.

     The following table sets forth the aggregate remuneration, including any deferred compensation, which was paid during 1997 to each executive officer of the Trust and to all executive officers and trustees of the Trust as a group:

                     1997 Compensation Table

NAME OF PERSON,     AGGREGATE      PENSION          ESTIMATED    TOTAL
POSITION            COMPENSATION   OR RETIREMENT    ANNUAL       COMPENSATION
                    FROM TRUST<F5> BENEFITS         BENEFITS     FROM TRUST
                    ($)            ACCRUED AS       UPON         PAID TO
                                   PART OF TRUST    RETIREMENT   DIRECTORS<F7>
                                   EXPENSES ($)     <F6>($)      ($)
------------------------------------------------------------------------------
Stephen Coyle<F8>
 Chief Executive                                    can not be    not
 Officer                135,862.59     74,881.38    determined    applicable

Michael M. Arnold<F9>
  Director of                                                      not
  Investor Relations     97,919.05     24,391.41      46,336.23    applicable

Helen R. Kanovsky<F10>                                              not
  General Counsel        96,015.85     22,682.92     10,140.06     applicable

James D. Campbell<F11>
  Chief Investment                                                  not
  Officer                113,280.22    22,664.81      12,165.93     applicable

ElChino Martin<F12>                                                    not
  General Counsel         119,477.93      20,184.62   14,306.83    applicable

Harry Thompson<F13>                                                  not
  Controller             104,170.00    19,206.60      16,570.23     applicable

Patton H. Roark, Jr.<F14>                                           not
 Portfolio Manager        78,530.25    13,498.90       6,904.09     applicable

Richard Ravitch,
  Chairman                10,000.00         0.00           0.00     10,000.00

Arthur A. Coia*,
  Union Trustee                0.00         0.00           0.00          0.00


NAME OF PERSON,     AGGREGATE      PENSION          ESTIMATED    TOTAL
POSITION            COMPENSATION   OR RETIREMENT    ANNUAL       COMPENSATION
                    FROM TRUST<F5> BENEFITS         BENEFITS     FROM TRUST
                    ($)            ACCRUED AS       UPON         PAID TO
                                   PART OF TRUST    RETIREMENT   DIRECTORS<F7>
                                   EXPENSES ($)     <F6>($)      ($)
------------------------------------------------------------------------------
Linda Chavez-
  Thompson,*
  Union Trustee                0.00         0.00           0.00          0.00

Terence R. Duvernay,
  Management Trustee           0.00         0.00           0.00          0.00

Alfred J. Fleischer,
  Management Trustee        1,500.00        0.00           0.00      1,500.00

Robert A. Georgine*,
  Union Trustee                0.00         0.00           0.00         0.00

Francis X. Hanley*,
  Union Trustee                0.00         0.00           0.00         0.00

Frank Hurt*,
  Union Trustee                0.00         0.00           0.00         0.00

John T. Joyce*,
  Union Trustee                0.00         0.00           0.00         0.00

Walter Kardy,
  Management Trustee           0.00         0.00           0.00         0.00

George Latimer,
  Management Trustee           0.00         0.00           0.00         0.00

H.D. LaVere,
  Management Trustee           0.00         0.00           0.00         0.00

George Miller*,<F15>
  Management Trustee       1,000.00         0.00           0.00     1,000.00

A.L. Monroe*,
  Union Trustee                0.00         0.00           0.00          0.00

Jack F. Moore*,<F15>
  Union Trustee                0.00         0.00           0.00          0.00

Marlyn J. Spear,
  Management Trustee           0.00         0.00           0.00          0.00

Tony Stanley,
  Management Trustee       3,500.00         0.00           0.00      3,500.00


NAME OF PERSON,     AGGREGATE      PENSION          ESTIMATED    TOTAL
POSITION            COMPENSATION   OR RETIREMENT    ANNUAL       COMPENSATION
                    FROM TRUST<F5> BENEFITS         BENEFITS     FROM TRUST
                    ($)            ACCRUED AS       UPON         PAID TO
                                   PART OF TRUST    RETIREMENT   DIRECTORS<F7>
                                   EXPENSES ($)     <F6>($)      ($)
------------------------------------------------------------------------------
John Sweeney*,
  Union Trustee                0.00         0.00           0.00          0.00

Richard Trumka*,
  Union Trustee                0.00         0.00           0.00          0.00

Patricia F. Wiegert,
  Management Trustee           0.00         0.00           0.00          0.00

All Directors and
 Officers as a Group
 (24 persons)          $ 761,255.89  $197,510.64    $106,423.37     $16,000.00

<F5>  Compensation figures represent 100% of each executive officer's compensation for time devoted to Trust matters.  Approximately 30% of Mr.
Coyle's time, 36% of Mr. Arnold's time, 30% of Ms. Kanovsky's time, 17% of Mr.
Campbell's time, 2% of Mr. Martin's time, 6% of Mr. Thompson's time and 0% of
Mr. Roark's time was devoted to matters relating to the AFL-CIO Building
Investment Trust ("BIT"). Messrs. Coyle, Arnold and Campbell and Ms. Kanovsky received compensation from BIT Limited Partnership in addition to the amount set forth above.

<F6>  The Internal Revenue Code limits the permissible benefit payments that may be paid under the Retirement Plan. Consequently, the amounts of retirement benefits that actually may be paid to individual employees may be significantly lower than as shown, depending on several factors, including but not limited to the employee's years of service, level of compensation, and actual year of retirement.

<F7>  Includes compensation from the Trust and all other registered 1940 Act companies that have a common investment advisor with the Trust, or an investment advisor that is an affiliated person of the Trust's investment advisor.

<F8>  Aggregate Compensation includes $5,591.61 of deferred compensation in
1997 under the 401(k) Plan, and excludes compensation deferred in lieu of
participation in the Retirement Plan, and interest thereon.   Pension or
Retirement Benefits Accrued as Part of Trust Fund Expenses includes $1,250.00 of matching funds accrued under the 401(k) Plan and $73,631.38 of deferred compensation in lieu of participation in the Retirement Plan. The total amount of compensation deferred by Mr. Coyle through December 31, 1997 in lieu of participation in the Retirement Plan, including interest, is $246,385.45 and the total amount deferred under the 401(k) Plan through December 31, 1997, including interest and Trust matching, is $18,744.44.


<F9>  Aggregate Compensation includes $9,500.00 of deferred compensation in
1997 under the 401(k) Plan, and excludes amounts contributed to the Retirement
Plan on Mr. Arnold's behalf. Pension or Retirement Benefits Accrued as Part of Trust Fund Expenses includes $1,250.00 of matching funds accrued under the 401(k) Plan and $23,141.41 contributed to the Retirement Plan in 1997. The total amount of compensation deferred by Mr. Arnold as of December 31, 1997 under the 401(k) Plan, including interest and Trust matching, is $231,053.28.

<F10>  Aggregate Compensation includes $9,499.88 of deferred compensation in
1997 under the 401(k) Plan, and excludes amounts contributed to the Retirement
Plan on Ms. Kanovsky's behalf. Pension or Retirement Benefits Accrued as Part of Trust Fund Expenses includes $1,250.00 of matching funds accrued under the 401(k) Plan and $21,432.92 contributed to the Retirement Plan in 1997. The total amount of compensation deferred by Ms. Kanovsky as of December 31, 1997 under the 401(k) Plan, including interest and Trust matching, is $26,945.12.

<F11>  Aggregate Compensation includes $2,080.00 of deferred compensation in
1997 under the 401(k) Plan, and excludes amounts contribute to the Retirement
Plan on Mr. Campbell's behalf. Pension or Retirement Benefits Accrued as Part of Trust Fund Expenses includes $1,250.00 of matching funds accrued under the 401(k) Plan and $21,414.81 contributed to the Retirement Plan in 1997. The total amount of compensation deferred by Mr. Campbell's as of December 31, 1996 under the 401(k) Plan, including interest and Trust matching, is $14,588.05.

<F12>  Aggregate Compensation includes $9,500.00 of deferred compensation in
1997 under the 401(k) Plan, and excludes amounts contribute to the Retirement
Plan on Mr. Martin's behalf. Pension or Retirement Benefits Accrued as Part of Trust Fund Expenses includes $1,250.00 of matching funds accrued under the 401(k) Plan and $18,934.62 contributed to the Retirement Plan in 1997. The total amount of compensation deferred by Mr. Martin's as of December 31, 1996 under the 401(k) Plan, including interest and Trust matching, is $72,997.93.

<F13>  Aggregate Compensation includes $9,500.00 of deferred compensation in
1997 under the 401(k) Plan, and excludes amounts contribute to the Retirement
Plan on Mr. Thompson's behalf. Pension or Retirement Benefits Accrued as Part of Trust Fund Expenses includes $1,250.00 of matching funds accrued under the 401(k) Plan and $17,956.60 contributed to the Retirement Plan in 1997. The total amount of compensation deferred by Mr. Thompson's as of December 31, 1996 under the 401(k) Plan, including interest and Trust matching, is $66,759.00.

<F14>  Aggregate Compensation includes $2,860.00 of deferred compensation in
1997 under the 401(k) Plan, and excludes amounts contribute to the Retirement
Plan on Mr. Roark's behalf.  Pension or Retirement Benefits Accrued as Part of
Trust Fund Expenses includes $1,250.00 of matching funds accrued under the 401(k) Plan and $12,248.90 contributed to the Retirement Plan in 1997. The total amount of compensation deferred by Mr. Roark's as of December 31, 1996 under the 401(k) Plan, including interest and Trust matching, is $17,778.12.

<F15>  Union Trustee Moore and Management Trustee Miller will not stand for reelection.


     Prior to October 1, 1990, the Trust had not established or adopted any bonus, profit sharing, pension, retirement, stock purchase, or other compensation or incentive plans for its officers and employees. Personnel (other than the Chief Executive Officer) were provided pursuant to a Personnel Contract between the Trust and the AFL-CIO, whereby the Trust reimbursed the AFL-CIO for the AFL-CIO's costs of employing the personnel. While the Personnel Contract was in effect, the personnel participated in the AFL-CIO Deferred Compensation Plan, a defined contribution plan, and were subject to the AFL-CIO Staff Retirement Plan ("Retirement Plan"), a defined benefit plan. Any amounts contributed by the AFL-CIO on behalf of such personnel pursuant to the Retirement Plan were reimbursed by the Trust pursuant to the Personnel Contract. The Trust adopted the Retirement Plan for all of its employees except for its Chief Executive Officer, effective as of October 1, 1990.
Also, effective October 1, 1990, the Trust adopted the 401(k) Plan for all of its employees including its Chief Executive Officer (and subsequent Chief Executive Officers)

                          THE RETIREMENT PLAN

Under the Retirement Plan, contributions are based on an eligible employee's base salary. In general, rates are determined actuarially every other year. The Retirement Plan was funded by employer contributions at rates of 16.9% of eligible employees' base salaries during the six months ended June 30, 1997, and 17.4 percent of eligible employees' base salaries during the six months ended December 31, 1997. During 1997, the base salaries of Mr. Arnold, Ms. Kanovsky, Mr. Campbell, Mr. Martin, Mr. Thompson and Mr. Roark were $135,000, $125,000, $125,000, $110,482, $104,755 and $76,901, respectively.

     The Retirement Plan is open to employees of the AFL-CIO and other participating employers approved by the Retirement Plan's board of trustees that make contributions to the Retirement Plan on their behalf. Such employees become members of the Retirement Plan on their first day of employment that they are scheduled to work at least 1,000 hours during the next 12 consecutive months.

    The Retirement Plan provides a normal retirement pension to eligible employees for life, beginning at age 65. The amount of this pension depends on salary and years of credited service at retirement. Eligible employees will receive 2.80 percent of the average of their highest three years' earnings ("Final Average Salary") for each year of credited service up to 25 years, and 0.5 percent of their Final Average Salary of each year of credited service over 25 years. Eligible employees must have at least five years of service to retire and receive a monthly pension. Eligible employees generally earn credited service toward their pension for each year that they work for a participating employer.

    An eligible employee can also receive full benefits after reaching age 55, if his or her age plus his or her years of service equals 80 or more. It is also possible for an employee who meets the combination of 80 requirement to retire after age 50, but in such event benefits would be reduced 4 percent for each year or portion thereof that the employee is less than 55 years old.


     Set forth below is a table showing estimated annual benefits payable upon retirement<F16> in specified compensation and years of service classifications. As of the date hereof, Mr. Arnold, Ms. Kanovsky, Mr. Campbell, Mr. Martin, Mr. Thompson and Mr. Roark have approximately 13, 3, 5, 5, 7 and 5 credited years of service, respectively, under the Retirement Plan.

                                Years of Service
                                ----------------
    Final
Average Salary     15<F17>       20<F17>     25<F17>       30<F18>     35<F18>
--------------      ------       ------       -----       -------     -------
$    50,000       $  21,000    $  28,000   $   35,000   $  36,250    $  37,500
     70,000          29,400       39,200       49,000      50,750       52,500
    100,000          42,000       56,000       70,000      72,500       75,000

--------------------------
<F16>  The Internal Revenue Code limits the permissible benefit payments that may be paid under the Retirement Plan.  Consequently, the amounts of retirement benefits that actually may be paid to individual employees may be significantly lower than as shown, depending on several factors, including but not limited to the employee's years of service, level of compensation, and actual year of retirement.
<F17> 2.80 percent per year up to 25 years.
<F18> 0.5 percent per year for years over 25 years.

Benefits listed in the table are not subject to any deduction for Social Security benefits or other offset amounts.

THE 401(K) PLAN

     Under the 401(k) Plan, an eligible employee may agree with the Trust to set aside up to 15 percent of his or her total compensation, up to a maximum of $10,000 in 1998. In 1998, the Trust will match dollar-for-dollar the first $1,350 contributed. The amount set aside by an eligible employee and the amount of the Trust's matching contribution, if any, will be deposited in a trust account in the employee's name. Every employees of the Trust is eligible to participate in the 401(k) Plan provided such employee has reached the age of 21 and is not a nonresident alien.

     When a participating employee terminates his or her employment, retires, or becomes disabled, the employee will be able to receive as a lump sum payment the salary reduction amounts that were contributed to the Trust on the employee's behalf, the additional amounts that the Trust contributed to the trust account on the employee's behalf, plus income (less the employee's allocated share of expenses) earned on these contributions.

     If the employee continues to work for the Trust, the employee cannot withdraw these amounts unless the employee has a financial hardship. A financial hardship is an immediate and heavy financial need for which the employee has no other available resources, and includes medical expenses, the

purchase of a primary residence, the payment of tuition and related educational fees and the need to prevent eviction from, or foreclosure on the mortgage of, the employee's primary residence. The employee will be required to present evidence of the financial hardship and upon submission of such evidence may be entitled to withdraw an amount, up to the balance in the employee's account, to meet the immediate financial need.

     The amount in an employee's account must be distributed to the employee in one lump sum or in periodic installments beginning the April 1 of the year following the year in which the employee reaches age 70 1/2. Additionally, these amounts must be distributed within a reasonable time following the termination of the 401(k) Plan or the termination of the employee's employment. An employee will be entitled to receive a distribution of the amounts in their account upon the employee's attainment of age 65.

     A participating employee may borrow from his or her account subject to certain prescribed limitations.

     The following table sets forth the amounts paid or distributed pursuant to the 401(k) Plan in 1997 to the executive officers listed in the Compensation Table above, and the amounts deferred and accrued pursuant to the 401(k) Plan for the accounts of such individuals during 1997, the distribution or unconditional vesting of which are not subject to future events.

Name of Individual      Amount Paid or         Amount          Employer
Number of Group         Distributed($)         Deferred        Matching ($)
------------------     ---------------         --------        ------------
Stephen Coyle               -0-                 5,591.61         1,250.00
Michael M. Arnold           -0-                 9,500.00         1,250.00
James D. Campbell           -0-                 2,080.00         1,250.00
ElChino M. Martin           -0-                 9,500.00         1,250.00
Harry W. Thompson           -0-                 9,500.00         1,250.00
Patton H. Roark, Jr.        -0-                 2,860.00         1,250.00
All executive officers
as a group
(6 persons)                 -0-                 39,031.61        7,250.00

PRINCIPAL HOLDERS OF SECURITIES

     The following table sets forth the beneficial ownership information as of April 1, 1998 with respect to each Labor Organization and Eligible Pension Plan (as those terms are defined in the Trust's Declaration of Trust) known to the Trust to be the beneficial owner of more than 5 percent (that is more than 78,437.5645 Units) of the Trust's 1,568,751.2908 outstanding Units of Participation. Because only Labor Organizations and Eligible Pension Plans are eligible to own Units of Participation in the Trust, no Units of Participation are owned by any Trustee or officer individually. Each beneficial owner set forth below is also the record owner of the Units specified.


Name and Address                  Number of Units        Percent of Class
-----------------                 ---------------        ----------------
California Public Employees'
Retirement System (Lincoln Plaza
400 P Street, Suite 2220
Sacramento, CA  96814)            96,994.2998 units              6.2%


INVESTMENT ADVISER

     Beginning as of May 21, 1992, the Trust engaged Wellington Management Company, LLP ("Wellington Management") to furnish investment advisory services concerning certain of the short-term, liquid assets in the Trust's portfolio
designated by the Trust from time to time.   The Trust currently has no
independent investment adviser other than Wellington Management, whose Investment Advisory Agreement with the Trust was initially approved by Participants at the Trust's 1992 Annual Meeting. As of December 31, 1997, the value of all short term assets eligible for management by Wellington Management was $84,582,295 which represented 5% of the Trust's total net assets at that date. The Investment Advisory Agreement was amended and extended for a period of two years by a vote of the Participants at the Trust's Annual Meeting in May 1997 to include investment advisory services concerning certain of the intermediate-term, liquid assets in the Trust's portfolio designated by the Trust from time to time and certain other portfolio analysis services.

     Wellington Management, a Massachusetts limited liability partnership, is a registered investment adviser with principal offices located at 75 State Street, Boston, Massachusetts 02109. Its Managing Partners are Robert W. Doran, Duncan M. McFarland and John R. Ryan.

     Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowment funds, foundations, and other institutions and individuals. As of February 28, 1998, Wellington Management held investment management authority over approximately $185 billion of assets, including $20.2 billion of cash and cash-equivalent assets. Wellington Management and its predecessor organizations have provided investment advisory services to investment companies since 1928 and to investment counseling clients since 1960.

     Under the Investment Advisory Agreement, Wellington Management provides investment advisory services concerning certain of the short-term and intermediate-term, liquid assets in the Trust's portfolio (the "Short/Intermediate Term Assets"). Wellington Management manages the investment and reinvestment of the Short/Intermediate Term Assets; continuously reviews, supervises and administers the investment program of the Short/Intermediate Term Assets; determines the securities to be purchased, retained and sold (and implements those decisions); renders regular reports to the Trust's officers and Trustees concerning its discharge of the foregoing responsibilities, including providing to the Trust's officers within 2 business days after each Valuation Date market prices as of the Valuation Date of Short/Intermediate Term Assets that mature more than 60 days after the Valuation Date; monitors portfolio investment characteristics; analyzes portfolio performance and provides to the Trust's officers within 10 business

days after each calendar month end a report regarding such performance for such month; provides analysis on markets and instruments; provides investment overview and economic outlook forecasts; provides information and comment on various relevant regulatory and legal issues; attends meetings of the Trust's Executive Committee and Trustees as reasonably requested; supplies the Trust's officers and Trustees with statistical information and reports, and provides the Trust with certain portfolio analysis functions and reports including analysis and reports which may assist the Trust in determining the allocation of assets within the Short/Intermediate Term Assets. Wellington Management discharges these and its other duties subject to the oversight of the officers and Trustees of the Trust and in compliance with the Trust's policies.

     Wellington Management renders all of the services described above at its own expense, and provides the office space, furnishings and equipment, and personnel required by it to perform those services for the compensation described below.

     Wellington Management is authorized to arrange for the execution of portfolio transactions by selecting brokers or dealers that will execute the transactions, and is directed to use its best efforts to obtain the best net results, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm involved. Wellington Management may in its discretion purchase and sell portfolio securities through brokers who provide it or the Trust with research, analysis, advice and similar services, and Wellington Management may pay to these brokers, in return for research and analysis, a higher commission than may be charged by other brokers, provided that Wellington Management determines in good faith that such commission is reasonable in terms either of that particular transaction or of the overall responsibility of Wellington Management, that the total commission paid by the Trust will be reasonable in relation to the benefits to the Trust over the long term, and that the total commission paid by the Trust is consistent with commissions paid in comparable transactions.

     In selecting a broker for each specific transaction, Wellington Management has agreed to use its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain the best available price and most favorable execution. The full range and quality of brokerage services available will be considered in making these determinations. For example, brokers may be selected on the basis of the quality of such brokerage services related to the requirements of the specific transaction such as the following; capable floor brokers or traders, competent block trading coverage, good communications, ability to position, use of automation, research contracts, arbitrage skills, administrative ability, or provision of market information relating to the security. Wellington Management will make periodic evaluations of the quality of these brokerage services as provided by various firms and measure these services against its own standards of execution. Brokerage services will be obtained only from those firms which meet its standards, maintain a reasonable capital position, and can be expected to reliably and continuously supply these services.

     On occasions when Wellington Management deems the purchase or sale of a security to be in the best interest of the Trust as well as other clients, Wellington Management, to the extent permitted by applicable laws and

regulations, may, but is under no obligation to, aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Wellington Management in the manner it considers to be the most equitable and consistent with its fiduciary obligations.

     Under the terms of the Investment Advisory Agreement, Wellington Management is compensated monthly at the annual rate of 0.16% of the market value of the Trust's assets under management by Wellington Management, based upon the average monthly market value of such assets. During the year ended December 31, 1997, under the fee structure that was in place before the amendment of the Investment Advisory Agreement, the Trust incurred total investment advisory fees of $111,196, which represented 0.007% of the Trust's average net assets for such period. During its last three fiscal years, the Trust incurred total investment advisory fees of $267,125.

SALES AND DISTRIBUTION ACTIVITIES

     The Director of Investor Relations of the Trust, operating out of the Trust headquarters in the District of Columbia, conducts, and is responsible for other Trust staff members who conduct, sales and distribution activities for the Trust. Sales and distribution activities are directed to certain pension plans and include solicitations in person or by mail or telephone as well as responding to inquiries concerning the Trust's offering of Units, and the ministerial and clerical work of effecting sales of Units. Expenses of sales and distribution of Units in this manner are paid by the Trust pursuant to a Plan for Distribution adopted by the Trustees and the Participants pursuant to SEC Rule 12b-1 under the Investment Company Act. Sales and distribution expenses, including printing of the prospectus and travel costs, for the year ended December 31, 1997 were $498,303, which represents approximately 0.03 percent of the $1,671,744,859 in net Trust assets as of December 31, 1997. In 1997, the Board of Trustees approved a budget of $500,000 per year for the Plan for Distribution from which non-material increases may be made by the Board. At its 1997 fall meeting, the Board of Trustees approved a budget of $550,000 for the Plan of Distribution in 1998. No material increase in the budget for the Plan for Distribution will be made without Participant approval.

     Under the Plan for Distribution approved by Participants and Trustees, including all disinterested Trustees, the Trust may finance any activity that is primarily intended to result in the sale of the Trust's Units, subject to the limitations set forth above, including but not limited to advertising and other expenses relating to selling efforts, printing of prospectuses and reports for other than existing Participants, and preparation and distribution of advertising material and sales literature. Each expenditure must be specifically approved in advance by the Chief Executive Officer or the Chief Investment Officer of the Trust, who will provide at least quarterly to the Trustees a written report setting forth amounts expended and the purposes for which the expenditures were made. In approving the Plan for Distribution in accordance with the requirements of Rule 12b-1 under the Investment Company Act, the Trustees (including the disinterested Trustees, none of whom have any direct or indirect financial interest in the Plan for Distribution or any related agreements) considered various factors and determined that there is a

reasonable likelihood that the Plan for Distribution will benefit the Trust and its Participants because a relatively constant flow of funds into the Trust, even at times when asset values are relatively high, will tend to offset the effect of possible liquidation effected to obtain cash for
redemptions from the Trust when asset values are relatively low.   The Plan
for Distribution will continue in effect until April 30, 1999, unless earlier terminated by vote of a majority of the Trust's outstanding Units or by a majority of disinterested Trustees. Any change in the Plan for Distribution that would materially increase the amount of distribution expense borne by the

     In general, SEC Rule 12b-1, with which the Trust will comply, requires that such a plan be approved in a specified manner by the holder of voting securities and Trustees, that quarterly reports of distribution expenses be made to the Trustees, and that the plan be terminable upon specified conditions.

     Trust requires Participants' approval; any other material change requires approval by the Trustees, including a majority of the disinterested Trustees. The Plan for Distribution may continue in effect for successive one-year periods, provided that each continuance is specifically approved: (a) by a vote of the majority of the Trust's Units or by the Trustees; and (b) by the vote of a majority of the Trustees who are disinterested and who have no direct or indirect financial interest in the Plan for Distribution or any related agreements. Any agreements relating to the Plan for Distribution will be terminable upon assignment or upon 60 days written notice without payment of any penalty by vote of a majority of Trustees who are not interested persons.

     Of the $498,303 of sales and distribution expenses incurred for the year ended December 31, 1997, the following amounts were expended on each of the categories listed below. All such amounts were paid in cash.

                                              Year Ended
Category                                   December 31, 1997
---------                                  -----------------
Printing and mailing of prospectuses
to other than current security holders      $    7,200

Compensation to sales personnel
(salaries plus fringe benefits)             $  245,461

Other (includes travel and meeting
expenses, office supplies, consulting
fees and expenses and printing and
mailing of sales literature                 $  245,642

TOTAL                                       $  498,303

     No interested person of the Trust or any disinterested Trustee had any direct or indirect financial interest in the operation of the Plan for Distribution or related agreement during the year ended December 31, 1997, with the possible exception of Director of Investor Relations Arnold who, if he were determined to be an interested person of the Trust, would have such an interest because part of his compensation is covered by the Plan.


ADMISSION TO THE TRUST

     Only Labor Organizations and Eligible Pension Plans are eligible to own Units. See "SECURITIES OFFERED" in the Prospectus for a discussion of eligible persons.

     The price of Units is based on Net Asset Value. Net Asset Value for a particular purchase will be determined as of each Valuation Date following receipt of the purchase order by dividing the value of the Trust's portfolio plus any cash and other assets (including interest and dividends accrued but not collected) less all liabilities (including accrued expenses but excluding capital and surplus), by the number of Units outstanding as of that Valuation Date.

     Admission to the Trust is permitted in whole or fractional Units as of monthly Valuation Dates. A request for purchase of Units must be received by the Trust before the Valuation Date as of which they are to be issued. A minimum initial purchase of $50,000 is required. A request for purchase of Units must be accompanied by cash or by a subscription agreement providing for a cash escrow of the amount to be invested as of the forthcoming Valuation Date. See "SECURITIES OFFERED" in the Prospectus for a discussion of the valuation methods used by the Trust in determining the market price of its portfolio assets.

                        SUPPLEMENTARY INFORMATION

CUSTODIAN

     NationsBank Trust, 1501 Pennsylvania Avenue, N.W., Washington, D.C. acts as a bank custodian of Trust portfolio securities pursuant to a safekeeping agreement dated December 21, 1988, as amended. For providing such safekeeping services, the Bank charges the Trust an annual fee of $4,000 plus a $10 transaction charge for each asset accepted or released. The Bank also serves as custodian for the Trust's short-term account, pursuant to an amendment to the safekeeping agreement dated May 21, 1991. Pursuant to this amendment, the Bank charges the Trust an annual fee of $1,800 per year plus a $20 transaction charge.

AUDITORS

     Arthur Andersen, L.L.P., 1666 K Street, N.W., Washington, D.C., was approved by the Participants at the 1998 Annual Meeting of Participants as the independent certified public accountants for the Trust for the period ending December 31, 1998. Arthur Andersen, L.L.P. audits the financial statements of the Trust at the conclusion of each fiscal year, prepares applicable tax returns for the Trust, and counsels the officers of the Trust with respect to accounting, taxation and general business matters from time to time.

REPORTS

      In accordance with SEC requirements under the Investment Company Act, the Trust will distribute periodic financial statements to Participants and will file periodic reports with the SEC. Financial statements distributed to Participants will include unaudited semi-annual statements and audited annual statements. Copies of all reports filed with the SEC will be made available for inspection by Participants at Trust headquarters in Washington, D.C.

LEGAL MATTERS

      Certain legal matters in connection with the offering of Units were reviewed for the Trust by Swidler & Berlin, Chartered, 3000 K Street, N.W., Suite 300, Washington, D.C. 20007.

                          FINANCIAL STATEMENTS

     Reference is hereby made to the Financial Statements of the AFL-CIO Housing Investment Trust filed with the Securities and Exchange Commission on March 9, 1998 as part of the Trust's Annual Report to Participants, which are incorporated herein by reference.




                              APPENDIX A

               STANDARD & POOR'S DEBT RATING DEFINITIONS

   Excerpted from Standard & Poor's "Credit Week", April 18, 1994, page 15.

         ----------------------------------------------------
         ----------------------------------------------------

     A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

     The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     The ratings are based, in varying degrees, on the following considerations:

1. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

2.     Nature of and provisions of the obligation;

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

INVESTMENT GRADE

     AAA -- Debt rated AAA' has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA -- Debt rated AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A -- Debt rated   A' has a strong capacity to pay interest and repay
principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.


     BBB -- Debt rated   BBB' is regarded as having an adequate capacity to
pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

     Debt rated   BB',   B',   CCC',   CC', and   C' is regarded as having
predominantly speculative characteristics with respect to capacity to pay
interest and repay principal.    BB' indicates the least degree of speculation
and   CCC' the highest.  While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

     BB -- Debt rated   BB' has less near-term vulnerability to default than
other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.
The   BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied  BBB-' rating.

    B -- Debt rated   B' has a greater vulnerability to default but currently
has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B' rating category is also used for debt subordinated to senior debt that is assigned an actual or
implied   BB' or   BB-' rating.

     CCC-- Debt rated   CCC' has a currently identifiable vulnerability to
default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not
likely to have the capacity to pay interest and repay principal.  The   CCC'
rating category is also used for debt subordinated to senior debt that is
assigned an actual or implied   B' or   B-' rating.

     CC -- The rating   CC' typically is applied to debt subordinated to
senior debt that is assigned an actual or implied   CCC' rating.

     C -- The rating  C' typically is applied to debt subordinated to senior
debt that is assigned an actual or implied   CCC-' debt rating.  The   C'
rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     CI -- The rating CI' is reserved for income bonds on which no interest is being paid.

     D -- Debt rated D' is in payment default. The D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     Plus (+) or Minus (-): The ratings from AA' to CC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     c -- The letter c' indicates that the holder's option to tender the security for purchase may be canceled under certain prestated conditions enumerated in the tender option documents.

     L -- The letter L' indicates the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is federally insured and interest is adequately collateralized. In the case of certificates of deposit, the letter L' indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and accrued pre-default interest up to the federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

     p -- The letter p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

     * Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

     N.R. -- Not rated.

     Debt Obligations of Issuers outside the U.S. and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.


                                 APPENDIX B

                   THOMSON BANKWATCH RATING CHARACTERISTICS

------------------------------------------------------------------------------
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A     Company possesses an exceptionally strong balance sheet and earnings record, translating into an excellent reputation and very good access to its natural money markets. If weakness or vulnerability exists in any aspect of the company's business, it is entirely mitigated by the strengths of the organization.

A/B Company is financially very solid with a favorable track record and no readily apparent weakness. Its overall risk profile, while low, is not quite as favorable as for companies in the highest rating category.

B A strong company with a solid financial record and well received by its natural money markets. Some minor weaknesses may exist but any deviation from the company's historical performance levels should be both limited and short-lived. The likelihood of a problem developing is small, yet slightly greater than for a higher-rated company.

B/C Company is clearly viewed as a good credit. While some shortcomings are apparent, they are not serious and/or are quite manageable in the short-term.

C Company is inherently a sound credit with no serious deficiencies, but financials reveal at least one fundamental area of concern that prevents a higher rating. Company may recently have experienced a period of difficulty, but those pressures should not be long-term in nature. The company's ability to absorb a surprise, however, is less than that for organizations with better operating records.

C/D While still considered an acceptable credit, the company has some meaningful deficiencies. Its ability to deal with further deterioration is less than that for better-rated companies.

D Company's financials suggest obvious weaknesses, most likely created by asset quality considerations and/or a poorly structured balance sheet. A meaningful level of uncertainty and vulnerability exists going forward. The ability to address further unexpected problems must be questioned.

D/E Company has areas of major weakness which may include funding and/or liquidity difficulties. A high degree of uncertainty exists as the company's ability to absorb incremental problems.

E Very serious problems exist for the company, creating doubt as to its continued viability without some form of outside assistance - regulatory or otherwise.


                                 APPENDIX C
                   STANDARD & POOR'S STATE AGENCY RATINGS
              Excerpted from Standard & Poor's "Credit Review",
                      February 7, 1994, pages 59-61.
------------------------------------------------------------------------------
------------------------------------------------------------------------------

     State housing finance agencies (HFAs) represent an important presence in the municipal bond market, with over $80 billion of debt outstanding. These agencies have a 10 to 20-year history of debt issuance and have funded over one million loans for first-time buyers of single-family homes and over 900,000 units of rental housing. Many agencies have built up a considerable level of expertise in all areas of finance, development, and portfolio management. In addition, because of their prudent and conservative approach and many successful years of bond issuance, many HFAs have built up significant fund balances either in their own general funds or under various bond resolutions.

     S&P's assessment of the managerial, administrative and financial resources of agencies is an integral part of the bond rating. Managerial and administrative capabilities are evaluated based upon meetings with the agency at its offices, at which time the team of S&P analysts focuses on all systems and procedures applicable to the bonds being rated. The specific areas of focus are detailed in the attachment entitled "Checklist for Good Management." The assessment of these capabilities is important because in addition to their role as issuer, many agencies lend support to their bond programs depending on their ability to:

     - Perform the role of master servicer and directly service loan portfolios;

     - Manage investment portfolio to provide ongoing credit quality and meet liquidity needs;

     - Directly provide primary mortgage insurance and portfolio loss coverage, or participate in risk sharing programs; and

     - Generate bond cash flows at the time of the rating, and at critical junctures of bond administration, such as prior to extension of acquisition periods, exercising open flow of funds, recycling of prepayments to make new loans and non-pro rata redemptions.

     In addition to S&P's recognition of an agency's ability to perform these responsibilities, additional flexibility in bond programs is often permitted. For example, with regard to [certain housing bonds], S&P uses a blended rating approach in determining the appropriate ratings of credit enhancement providers, depending upon the level of investments the magnitude, duration and purpose of the credit support, and such factors as the agency's cash flow strength and portfolio performance. Agencies can also receive flexibility in investment maturity standards, if they can substantiate their ability to provide liquidity as needed. In the area of cash flow standards, agencies who act as master servicer for their programs and demonstrate a strong track
record of good portfolio performance and monitoring, can reduce the lag in receipt of mortgage payments on `AA' rated transactions from 60 to 30 days.

     Other reserves can be reduced as agency financial strength and track records dictate.

     GENERAL OBLIGATION RATINGS. State HFAs may also be assigned their own general obligation ratings. Although several agencies' debt incorporates a general obligation pledge, the rating on that debt has traditionally addressed the credit strength of the primary security for the bonds, such as the mortgage portfolio, reserves and investments. When an agency has been afforded its own general obligation rating, the rating on the bonds reflects the overall financial strength of the agency first.

     TOP TIER STATUS. Top tier status was developed by S&P in 1986 to recognize agencies with superior managerial and administrative strength who also showed the willingness and the ability to lend financial support to their bond programs. The top tier designation affords agencies increased flexibility and can result in higher ratings than would be attainable based solely on the credit strength of the bonds being rated. To date, 12 state HFAs have been designated top tier. Local housing finance agencies are also eligible, as evidenced by the recent addition of New York City Housing Development Corporation, to the list of Top Tier agencies. The seven guidelines for Top Tier status are as follows:

          Years Issuing Bonds. S&P looks at the years of experience in active management of the entire agency in the tax-exempt bond area. Continuity of management and the agency's ability to resolve difficult situations in the face of changing legislatures, changing governors and changing economic cycles over the past 10 to 15 years are evaluated. S&P also focuses on the track records of the agency, on its programs and overall operations and any lapses in years issuing bonds.

         Unrestricted Fund Balance. S&P will examine two levels: the overall percentage of total unrestricted funds to total debt, and the percentage of liquid unrestricted funds to total mortgages outstanding. As guidelines, the percentages should be in the range of total unencumbered fund balances equal to 4% of outstanding bonds, of which a minimum of 2% of outstanding mortgages is liquid (i.e. with maturities of 18 months or less). This 4% ratio cannot include money pledged to risk share programs, self-insurance funds, multifamily coinsurance, letter of credit reimbursement obligations or any other programs where the agency is taking on additional risk, that is not covered by indentured monies. S&P reviews these ratios annually and factors in all upcoming risks on issues anticipated for the coming year. Further, these unencumbered fund balances should be stable over several fiscal years. Surpluses under specific resolutions are eligible to be counted among agency fund balances as long as they can be made available as needed. S&P will examine whether the funds to be considered unrestricted are tangible assets available for any general agency use. Outstanding debt should include short-term obligations and overall debt may be reduced, for calculation purposes, if it is considered to have S&P's lowest degree of risk or highest ratings.


          Administrative Capabilities. In general, S&P will evaluate the degree of portfolio oversight and computerization of the agency's entire operations. Established procedures should be in effect requiring periodic reports to senior staff as well as the board of directors. In addition, an agency should be able to substantiate its ability to assume servicing of a given portfolio, if necessary, without delays. Parallel monitoring, including access to (or duplicates) of actual loan documents, indicate the agency's level of preparedness. An ideal situation is when an agency maintains parallel systems with the servicer and can track the loans individually themselves, on a daily basis instead of relying solely on servicer's reports. Periodic reviews of the performance of the entire portfolio should be designed to address problems at an early stage of development.

          Investment Policy. S&P will focus on the investment of unrestricted fund balances and other funds being counted to meet financial standards for top tier, including procedures for making investment decisions and monitoring the investment portfolio. Written investment guidelines are considered essential to good management. Investment standards should meet S&P's standards at the `A' rating level. It is viewed positively when an agency is on line with the trustee, which enables them to have immediate access to all investment decisions as parallel computer systems are maintained.

          Internal Controls and Financial Management. On a regular basis, S&P will evaluate the agency's ability to produce audited financial reports, including balance sheets, revenue and expenditure statements, changes in fund balances, and changes in financial position. Interim statements need not be audited or include notes to financials, but should be prepared on the same basis as audited statements. An agency's accounting and/or financial control area, as indicated on an organizational chart, will be evaluated as a separate department. Long-term financial planning and the ability to deliver annual cash flow projections on bond programs is considered favorably.

          Portfolio Quality. The performance of an agency's single-family portfolio is evaluated in comparison to the national and respective state averages based on Mortgage Bankers Association (MBA) statistics, and compared to the performance of other state agency portfolios. Other appropriate measures may be used and the relative risk, including any available offsetting coverage, will be considered. All loan portfolios, whether under rated or unrated programs, will be assessed according to S&P's single-family mortgage loan criteria, as detailed in [S&P's Credit Review, February 7, 1994]. Multifamily portfolios will be addresses according to S&P's multifamily criteria. Good portfolio performance and close monitoring as outlined in the "Checklist for Good Management" are earmarks of a top tier agency. Most agencies do experience portfolio problems from time to time due to economic and market downturns. This would not preclude an agency from being designated top tier as long as they demonstrate strong portfolio oversight and the ability to turn around problem situations.

          State Support. S&P will examine any agency's legislative mandate and review the degree to which a state interacts with the agency's programs and purpose. S&P looks for a positive relationship where the state is working with the housing agency to address the state's housing needs. Top tier agencies should be able to demonstrate strong state support for its programs.

Past appropriations or expected future appropriations would be considered evidence of state government support. As mentioned previously, S&P is especially concerned about potential threats to agency fund balances. S&P should be notified immediately of any such event. S&P's general obligation group will assist in evaluating the degree of state involvement and financial control of its housing finance agency. As part of the top tier review, S&P may meet with members of state government, as well as the agency's board, to better understand the interaction among the agency, state governments and its board.



                             APPENDIX D

              From Standard & Poor's Creditweek, February 7, 1994

              STATE HOUSING FINANCE AGENCY G.O. DEBT CRITERIA

     A state housing finance agency (HFA) G.O. rating is a comprehensive assessment of the agency's ability to meet its general obligations. The diverse nature of state HFAs has led S&P to develop a "top-down" analytical approach that takes market, as well as agency-specific, risks into account when evaluating how an agency generates revenue and what factors could adversely affect its ability to meet G.O. debt service.

     One might expect S&P's analysis of a state HFA to be analogous to its analysis of a financial institution, such as a commercial thrift. However, the institutions are quite different. Thrifts have experienced wide mismatches between the maturities of assets and liabilities, which led to substantial losses in the 1980s. They have registered losses, reflecting severe asset quality problems. In addition, thrifts have depositors and make lending decisions based on profit and dividends for shareholders.

     Unlike thrifts, state HFAs have the luxury of matching the maturities of their assets and liabilities by issuing tax-exempt debt, thereby minimizing their interest rate exposure. Agency assets consist primarily of mortgage loans for single-family homeownership and rental housing for low- and moderate-income individuals and families. The relatively low tax-exempt interest rates and access to federal, state, and local housing assistance programs provide the necessary subsidy to create high-quality, below-market-rate loans. In addition, state HFAs serve the public and, therefore, are answerable to state legislatures. The public nature of state HFAs makes the autonomy of their management and security of general fund balances an important credit consideration.

     S&P evaluates the capacity and willingness of state HFAs to repay their G.O. debt by examining four basic analytical areas:
     -     State economy,
     -     Legislative mandate,
     -     Management,
     -     Earnings quality and financial strength.

THE ECONOMY

     The state's economic base is a critical element in determining how the housing market will perform and has a direct impact on the agency's financial performance. The general characteristics and strengths of an agency are assessed relative to both local and national economic factors. This includes evaluating the impact of changes in demand for housing, the impact of changing regulatory and legislative environment for low- and moderate-income housing, and the state's dependence on specific industries and how that may affect the agency's mortgage portfolio.


The key economic factor in S&P's analysis is the demand for the state's housing stock. This is directly affected by the employment base in the region and the desirability of the area to current and potential employers and residents. Therefore, factors to be considered include:

     - Composition by employment sector--manufacturing, trade, construction, services, government and agriculture;
           Concentration in major employers or reliance on particular industries;

     - Employer commitment to the state--importance of state facilities and employees to the overall strategy of the employers, business development plans, age of plant, and industry prospects;

     - Employment trends and quality of the local labor force; and Regional economic patterns to assess relative gains in employment and income growth.

LEGISLATIVE MANDATE

     The importance a state government places on housing--both homeownership and rental--can be a significant rating factor. S&P needs to be assured that the long-term viability of the agency has the full support of the governor and state legislature. S&P looks for security of agency fund balances and continued management autonomy. In many instances, however, much of the initial funding for the agencies may have been provided by the state and key members of the agencies may have been appointed by the governor or the legislature.

     Unlike commercial banks, mortgage finance corporations, and savings and loans, state HFAs face political pressures. Therefore, S&P prefers to see lending decisions insulated from the political process.

     The key to this analysis is the ability to identify detractors of the authority, if there are any, and find bipartisan support for the authority's programs. This can be demonstrated by a history of legislative approvals of annual budgets, special programs, additional funding, housing legislation, and so forth. Also, the autonomy of the management team, ideally, should be unaffected by gubernatorial and legislative elections. The agency also should anticipate the housing needs of the legislatures' constituents and continue to develop programs to address them.

MANAGEMENT

     S&B initially assesses the operating performance of the state HFA under consideration, focusing on organization, philosophy, strategies, and administrative procedures. The agency should have a long track record so S&P can assess the continuity of management and the agency's ability to resolve difficult situations over its operating history. S&P also evaluates the agency's administrative capabilities as to degree of portfolio oversight, loan servicing capability, planning procedures, and computerization. This analysis incorporates S&P's "Top-Tier" guidelines. The Top Tier designation is the recognition of an agency's history of superior portfolio management and underwriting, depth of financial resources, prudent investment policies, and other characteristics.

     Next, financial management is considered. Historical financial performance, as well as the experience and qualifications of financial personnel and overall management, all have an impact on the bottom line. Major aspects of financial management that are considered include the structure of debt, knowledge of and response to interest rate movements, management of cash and other assets, and financial reporting. Although some aspects of financial management, such as cash flow generation, may be contracted out, effective management includes active review and oversight of all financial operations. Reliance on financial advisers without a strong knowledge of the intricacies of financing techniques are viewed negatively.

     S&P looks at the methodology used by management in evaluating interest rate risk, its tolerance for such risk, and the degree to which it measures and reacts to interest rate changes. This has been increasingly important in the current interest rate environment. Interest rates directly affect the competitiveness of the agency's product--mortgages. The ability to issue tax-exempt debt allows an agency to finance mortgages to first-time home buyers at rates below the conventional market. Therefore, the spread between tax-exempt and taxable yields directly affects the agency's ability to provide below-market mortgage rates.

     S&P also focuses on the investment of fund balances, both restricted and unrestricted, as well as bond funds. S&P reviews the amount of funds being invested, who manages the money, how daily investment decisions are made, and what type of guidelines are in place. The agency's investments should meet S&P's standard permitted investment guidelines, as well as be rated as high as the agency's G.O. rating.

     A state HFA's accounting quality, both historical and current, is reviewed. This includes the quality of external auditor's opinion, use of generally accepted accounting principles, the impact of accounting for mergers and acquisitions, asset and liability valuations, recognition of income, pension liabilities, and accounting for asset sales and hedge transactions.

EARNINGS QUALITY & FINANCIAL STRENGTH

     The assessment of earnings quality and financial strength is important in determining an appropriate credit rating. Financial performance for the past five years is reviewed, with emphasis placed on any notable fluctuations. A premium is placed on consistency of performance. However, one bad year is not necessarily a negative factor, unless it signifies the beginning of a permanent shift.

     S&P uses income statement analysis to evaluate revenue sources, cost controls, and profitability in tandem with a balance sheet analysis of liquidity, capitalization, and asset quality. Both approaches require further evaluation of an agency's cash accumulation levels, types of investments, interfund borrowing, historical use of debt, loan-loss reserves, real estate owned, net charge-offs, equity and unrestricted fund balances. In addition, S&P reviews the most recent budgets of the state HFA, relying on the aforementioned income statement and balance sheet analysis.

     S&P also continues to evaluate the quality of the agency's mortgage collateral. The focus is on portfolio size, dwelling type, loan types,

payment characteristics, mortgage insurance and guaranties, loan underwriting criteria, and location. The agency's loan portfolio performance is measured against comparable state agency and Mortgage Bankers Association delinquency statistics.

     While financial performance is important it must be viewed in conjunction with the other rating factors--the economy, management, and the agency's relationship with the state. However, analysis of an agency's financial performance is essential in determining the capacity of a state HFA to repay its G.O. debt.

THE FUTURE

     S&P believes many state HFAs have the capacity to issue debt rated based on their G.O. pledges. S&P already has used this comprehensive analysis to evaluate the ability of an agency's capital base to absorb loan losses, as well as to determine whether the agency's assets are of sufficient rating quality and liquidity to support the G.O. rating. That agency was the Alaska Housing Finance Corp., which in 1991 was the first housing agency to receive a rating based solely on its G.O. pledge.

     The G.O. rating has been used by state HFAs to lend support to financings that may not have been ratable relying on the underlying collateral alone. Also, the rating allows an HFA to hedge against negative arbitrage by issuing commercial paper to finance mortgage warehousing activities.

     In the future, the rating may be used in conjunction with HUD's anticipated risk-sharing program. The regulations provide for streamlined state agency qualification for those agencies with G.O. debt rated A' or higher. However, it is important to note that, although many agencies have rated G.O. debt, many of the ratings are based on the underlying collateral and not the G.O. of the agency itself.

     A G.O. rating also brings with it the added burden of better disclosure and more uniform accounting practices. For example, commercial paper ratings required a minimum of quarterly reporting to S&P to maintain the outstanding ratings. Therefore, state HFAs must be mindful of the additional responsibility a G.O. rating confers and how that responsibility may affect their housing programs.


                 PART C:  STATEMENT OF OTHER INFORMATION

                                 AFL-CIO
                        HOUSING INVESTMENT TRUST

                          1717 K Street, N.W.
                             Suite 707
                       Washington, D.C. 20006
                          (202) 331-8055





                     STATEMENT OF OTHER INFORMATION


     This Statement of Other Information is not a prospectus. It should be read in conjunction with the AFL-CIO Housing Investment Trust ("Trust") Prospectus, dated June 17, 1998, which may be obtained without charge from Trust headquarters.

     The date of this Statement of Other Information is June 17, 1998.

                            TABLE OF CONTENTS



                                                                          Page
                                                                          ----

Financial Statements and Exhibits.....................................       1

Persons Controlled by or Under
  Common Control with Registrant......................................       6

Business and Other Connections of Investment Advisor..................       6

Number of Holders of Securities.......................................       6

Indemnification.......................................................       6

Location of Accounts and Records......................................       7

Signatures............................................................       8



                        FINANCIAL STATEMENTS AND EXHIBITS



(a)     Financial Statements

        The following financial statements pertaining to the year ended December 31, 1997 are incorporated by reference in Part B of this Registration Statement (the Statement of Additional Information):

        (i)     Statement of Assets and Liabilities

        (ii)    Schedule of Investments

        (iii)   Statement of Operations

        (iv)    Statement of Changes in Net Assets

        (v)     Notes to Financial Statements

        (vi) Supplemental Information -- Selected Per Share Data and Ratios

        (vii)    Report of Arthur Amdersen, LLP independent auditors

(b)     Exhibits:

        (1)     Copies of the charter as now in effect;

                     Declaration of Trust as amended through May 13, 1997, is included as Exhibit 1.1 to this Registration Statement.

                     Declaration of Trust as amended through April 7, 1998, is included as Exhibit 1.2 to this Registration Statement.

        (2) Copies of the existing by-laws or instruments corresponding thereto;

                     Rules and Regulations as amended through March 15, 1990: incorporated by reference to Part C, Item 24(b)(2) [Exhibit(2)] of the Trust's Registration Statement on Form N-1A under the Securities Act of 1933(Post-Effective Amendment No. 13)and the Investment Company Act of 1940 (Amendment No. 16), Registration No. 2-78066, as filed with the SEC on April 30, 1990.

        (3) Copies of any voting trust agreement with respect to more than 5 percent of any class of equity securities of the Registrant;

                    (Not applicable)


        (4) Specimens or copies of each security issued by the Trust, including copies of all constituent instruments, defining the rights of the holders of such securities, and copies of each security being registered;

                     (Not applicable)

        (5) Copies of all investment advisory contracts relating to the management of the assets of the Trust;

                     Investment Advisory Agreement dated May 21, 1997 with Wellington Management Company is included as Exhibit 5 of this Registration Statement;

        (6) Copies of each underwriting or distribution contract between the Trust and a principal underwriter, and specimens or copies of all agreements between principal underwriters and dealers;

                     (Not applicable)

        (7) Copies of all bonus, profit sharing, pension, or other similar contracts or arrangements wholly or partly for the benefit of directors or officers of the Trust in their capacity as such; if any such plan is not set forth in a formal document, furnish a reasonably detailed description thereof;

                (a)  Summary of AFL-CIO Staff Retirement Plan dated
                     July 1985 and amendments thereto in effect as of January 30, 1989: incorporated by reference to Part C, Item 24(b)(7)(b) [Exhibit 7(b)] of the Trust's Registration Statement on Form N-1A under the Securities Act of 1933 (Post-Effective Amendment No. 14) and the Investment Company Act of 1940 (Amendment No. 17), Registration No. 2-78066, as filed with the SEC on March 25, 1991.

               (b) AFL-CIO Deferred Compensation Plan and Trust, as restated and amended through August 1, 1988: incorporated by reference to Part C, Item 24(b)(7)(c) [Exhibit 7(c)] of the Trust's Registration Statement on Form N-1A under the Securities Act of 1933 (Post-Effective Amendment No.
                     14) and the Investment Company Act of 1940 (Amendment No.
                     17), Registration No. 2-78066, as filed with the SEC on March 25, 1991.

               (c)   AFL-CIO Housing Investment Trust 401(k) Retirement
                     Plan, effective as of October 1, 1996: incorporated by reference to Part C, Item 24(b)(7)(c) [Exhibit 7(c)] of the Trust's Registration Statement on Form N-1A under the Securities Act of 1933 (Post-Effective Amendment No. 25) and the Investment Company Act of 1940 (Amendment No.
                     28), Registration No. 2-78066, as filed with the SEC on April 30, 1997.


        (8) Copies of all custodian agreements and depository contracts under Section 17(f) of the Investment Company Act, with respect to securities and similar investments of the Trust, including the schedule of remuneration;

                     Custody Agreement with American Security Bank dated October 18, 1983, as amended through December 21, 1988: incorporated by reference to Part C, Item 24(b)(8) [Exhibit (8)] of the Trust's Registration Statement on Form N-1A under the Securities Act of 1933 (Post-Effective Amendment No. 12) and the Investment Company Act of 1940 (Amendment No. 15), Registration No. 2-78066, as filed with the SEC on April 28, 1989.

                     Custodian Agreement with Security Trust Company, N.A. dated May 21, 1991: incorporated by reference to Part C,
                     Item 24(b)(8) [Exhibit (8)] of the Trust's Registration Statement on Form N-1A under the Securities Act of 1933 (Post Effective Amendment No. 16) and the Investment Company Act of 1940 (Amendment No. 19), Registration
                     No. 2-78066, as filed with the SEC on April 22, 1992.

        (9) Copies of all other material contracts not made in the ordinary course of business which are to be performed in whole or in part at or after the date of filing the Registration Statement;

                 (Not applicable)

        (10) An opinion and consent of counsel as to the legality of the securities being registered, indicating whether they will when sold be legally issued, fully paid, and non-assessable;

                     Opinion letter and written consent of Swidler & Berlin, Chartered, dated , is included as Exhibit
                     (10) to this Registration Statement.

        (11) Copies of any other opinions, appraisals, or rulings, and consents to the use thereof relied on in the preparation of this Registration Statement and required by Section 7 of the 1933 Act;

                      Consent of Arthur Andersen LLP dated April 30,
                      1998 is included as Exhibit (11) to this Registration Statement.

        (12)    All financial statements omitted from Item 23 of Part B;

                     (Not applicable)


        (13) Copies of any agreements or understandings made in consideration for providing the initial capital between or among the Trust, the underwriter, adviser, promoter, or initial stockholders and written assurances from promoters or initial stockholders that their purchases were made for investment purposes without any present intention of redeeming or reselling;

                     (Agreements for Advances, executed September 24, 1981, September 25, 1981, October 19, 1981 and April 16, 1982, previously submitted, have expired.)


        (14) Copies of the model plan used in the establishment of any retirement plan in conjunction with which the Trust offers its securities, any instructions thereto, and any other documents making up the model plan. Such form(s) should disclose the costs and fees charged in connection therewith;

                     (Not applicable)



        (15) Copies of any plan entered into by the Trust pursuant to Rule 12b-1 under the Investment Company Act, which describes all material aspects of the financing of distribution of the Trust's shares, and any agreements with any person relating to implementation of such plan;

                     Plan for Distribution as amended through December 11, 1997 is included as Exhibit (15) of this Registration Statement.

        (16) Schedule for computation of each performance quotation provided in the Registration Statement in response to Item 22 (which need not be audited);

                     (Not applicable)

    (17) Financial Data Schedule is included as Exhibit (17) to this Registration Statement.

     (18)    Other Exhibits:

                (a)  Powers of Attorney for Trustees Moore, Sweeney,
                     Georgine, LaVere, Fleischer, Joyce, Coia, Monroe, Duvernay, Chavez-Thompson, Kardy, Latimer, Stanley, Fleischer, Hanley, Hurt, Spear, Ravitch and Wiegert and Trust Officers Coyle, Campbell, Martin, Thompson and Roark are filed as Exhibit 18(a) to this Registration Statement.

                         PERSONS CONTROLLED BY OR UNDER
                         COMMON CONTROL WITH REGISTRANT

     See "History and Purpose" in Part A of this Registration Statement.

              BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     Wellington Management Company ("Wellington Management") is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The list required by this Item 28 of officers and partners of Wellington Management, together with information as to any business profession, vocation or employment of substantial nature engaged in by such officers and partners during the past two years, is incorporated herein by reference to Schedules A and D of Form ADV filed by Wellington Management pursuant to the Advisers Act (SEC File No. 801-15908).

                       NUMBER OF HOLDERS OF SECURITIES

     The number of record holders of Units of Participation of the Trust as of April 1, 1998 is shown in the following table. No other securities were outstanding as of that date.

                                         Number of Record
Title of Class                                Holders
--------------                           -----------------
Units of Participation                        394

                            INDEMNIFICATION

     Pursuant to Section 4.8 of the Trust's Declaration of Trust (see Exhibit
(1) under "Financial Statements and Exhibits" above), each Trustee and officer and each former Trustee and officer shall be indemnified against fines, judgments, amounts paid in settlement and expenses, including attorney's fees, actually and reasonably incurred in connection with any pending or threatened criminal action, civil suit or administrative or investigative proceeding (any "matter") against him or her arising by reason of the fact that he or she is or was a Trustee or officer of the Trust, or by reason of actions taken by him or her as such Trustee or officer, if it is found that his or her liability does not result from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office ("disabling conduct"). The finding that liability does not arise from disabling conduct may be made in a final decision by a court or other body before which the matter giving rise to the expense or liability was brought or, in the absence of such a decision, by (a) the vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as defined in Section 2(a)(19) of the Investment Company Act of 1940 nor parties to such matter ("disinterested non-party trustees") or (b) an independent legal counsel in a written opinion. Expenses of the kind eligible for indemnification may be paid as incurred by a Trustee or officer in advance of final disposition of a matter upon receipt of an undertaking by the recipient to repay such amount unless it is ultimately determined that he is entitled to indemnification hereunder if (a) the indemnity provides security for his or her undertaking, (b) the Trust is insured for losses arising by reason of any lawful advances or (c) a majority of a quorum of disinterested non-party


Trustees or independent legal counsel (in a written opinion) determines, based on a review of readily available facts, that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification. Section
4.8 is intended to provide indemnification to Trustees and officers to the full extent permitted by law and is to be construed and enforced to that extent.


                        LOCATION OF ACCOUNTS AND RECORDS

     All accounts, books, and other documents required to be maintained by
Section 31(a) of the Investment Company Act and Rules 31a-1 to 31a-3 thereunder are maintained in the possession of the Chief Executive Officer of the Trust, 1717 K Street, N.W., Suite 707, Washington, D.C. 20006.



                                SIGNATURES



     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Washington, District of Columbia on the 17 th day of June, 1998.

                                   AMERICAN FEDERATION OF LABOR AND
                                   CONGRESS OF INDUSTRIAL ORGANIZATIONS
                                   HOUSING INVESTMENT TRUST

                                  By:            *
                                      --------------------------------
                                        Stephen Coyle
                                        Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated:

         *                        Chairman
   ----------------
   Richard Ravitch

         *                        Union Trustee
   ---------------------
   Linda Chavez-Thompson

          *                       Union Trustee
   ----------------
   Arthur A. Coia

          *                       Management Trustee
   ----------------
   John E. Cullerton

          *                       Union Trustee
   -------------------
   Robert A. Georgine

          *                       Union Trustee
   ------------------
   Francis X. Hanley

          *                       Union Trustee
   ------------------
   Edwin D. Hill

          *                       Union Trustee
   -----------------
   Frank Hurt

           *                      Union Trustee
   -------------------
   John T. Joyce

           *                      Union Trustee
   -------------------
   Martin J. Maddaloni


           *                      Union Trustee
   --------------------
   A.L. Monroe

           *                      Union Trustee
   ---------------------
   Andrew Stern


           *                      Union Trustee
   ---------------------
   John Sweeney

           *                      Union Trustee
   ---------------------
   Richard L. Trumka

           *                      Management Trustee
   ----------------------
   Terrence R. Duvernay

           *                      Management Trustee
   ----------------------
   Alfred J. Fleischer

           *                      Management Trustee
   ----------------------
   Walter Kardy

           *                      Management Trustee
  -----------------------
   George Latimer

           *                      Management Trustee
   ------------------------
   H.D. LaVere

           *                       Management Trustee
   ------------------------
   Tony Stanley

           *                       Management Trustee
   -----------------------
   Marlyn J. Spear

            *                      Management Trustee
   -------------------------
   Patricia F. Wiegert

            *                     Chief Executive
   ------------------------       Officer (Principal
   Stephen Coyle                  Executive Officer)

            *                     Chief Investment
   --------------------------     Officer (Principal
   James D. Campbell              Financial and Accounting
                                  Officer)

            *                     General Counsel
   --------------------------
   ElChino M. Martin


            *                    Controller
   --------------------------
   Harry W. Thompson

            *        .           Portfolio Manager
   --------------------------
   Patton H. Roark, Jr.

/s/Michael M. Arnold              Director of Investor
-----------------------------     Relations
   Michael M. Arnold

     * Michael M. Arnold, by signing his name hereto, signs this document on behalf of each of the persons so indicated above pursuant to powers of attorney duly executed by such person and filed herewith as Exhibit (18).



                             INDEX TO EXHIBITS

Sequentially
Numbered
Page            Exhibit
--------        -------

        (1)     Copies of the charter as now in effect;

                     Declaration of Trust as amended through May 13, 1997, is included as Exhibit 1.1 to this Registration Statement.

                     Declaration of Trust as amended through April 7, 1998, is included as Exhibit 1.2 to this Registration Statement.

        (2) Copies of the existing by-laws or instruments corresponding thereto;

                     Rules and Regulations as amended through March 15, 1990: incorporated by reference to Part C, Item 24(b)(2) [Exhibit(2)] of the Trust's Registration Statement on Form N-1A under the Securities Act of 1933(Post-Effective Amendment No. 13)and the Investment Company Act of 1940 (Amendment No. 16), Registration No. 2-78066, as filed with the SEC on April 30, 1990.

        (3) Copies of any voting trust agreement with respect to more than 5 percent of any class of equity securities of the Registrant;

                    (Not applicable)


        (4) Specimens or copies of each security issued by the Trust, including copies of all constituent instruments, defining the rights of the holders of such securities, and copies of each security being registered;

                     (Not applicable)

        (5) Copies of all investment advisory contracts relating to the management of the assets of the Trust;

                     Investment Advisory Agreement dated May 21, 1997 with Wellington Management Company is included as Exhibit 5 of this Registration Statement;

        (6) Copies of each underwriting or distribution contract between the Trust and a principal underwriter, and specimens or copies of all agreements between principal underwriters and dealers;

                     (Not applicable)

        (7) Copies of all bonus, profit sharing, pension, or other similar contracts or arrangements wholly or partly for the benefit of directors or officers of the Trust in their capacity as such; if any such plan is not set forth in a formal document, furnish a reasonably detailed description thereof;

                (a)  Summary of AFL-CIO Staff Retirement Plan dated
                     July 1985 and amendments thereto in effect as of January 30, 1989: incorporated by reference to Part C, Item 24(b)(7)(b) [Exhibit 7(b)] of the Trust's Registration Statement on Form N-1A under the Securities Act of 1933 (Post-Effective Amendment No. 14) and the Investment Company Act of 1940 (Amendment No. 17), Registration No. 2-78066, as filed with the SEC on March 25, 1991.

               (b) AFL-CIO Deferred Compensation Plan and Trust, as restated and amended through August 1, 1988: incorporated by reference to Part C, Item 24(b)(7)(c) [Exhibit 7(c)] of the Trust's Registration Statement on Form N-1A under the Securities Act of 1933 (Post-Effective Amendment No.
                     14) and the Investment Company Act of 1940 (Amendment No.
                     17), Registration No. 2-78066, as filed with the SEC on March 25, 1991.

               (c)   AFL-CIO Housing Investment Trust 401(k) Retirement
                     Plan, effective as of October 1, 1996: incorporated by reference to Part C, Item 24(b)(7)(c) [Exhibit 7(c)] of the Trust's Registration Statement on Form N-1A under the Securities Act of 1933 (Post-Effective Amendment No. 25) and the Investment Company Act of 1940 (Amendment No.
                     28), Registration No. 2-78066, as filed with the SEC on April 30, 1997.


        (8) Copies of all custodian agreements and depository contracts under Section 17(f) of the Investment Company Act, with respect to securities and similar investments of the Trust, including the schedule of remuneration;

                     Custody Agreement with American Security Bank dated October 18, 1983, as amended through December 21, 1988: incorporated by reference to Part C, Item 24(b)(8) [Exhibit (8)] of the Trust's Registration Statement on Form N-1A under the Securities Act of 1933 (Post-Effective Amendment No. 12) and the Investment Company Act of 1940 (Amendment No. 15), Registration No. 2-78066, as filed with the SEC on April 28, 1989.

                     Custodian Agreement with Security Trust Company, N.A. dated May 21, 1991: incorporated by reference to Part C,
                     Item 24(b)(8) [Exhibit (8)] of the Trust's Registration Statement on Form N-1A under the Securities Act of 1933 (Post Effective Amendment No. 16) and the Investment Company Act of 1940 (Amendment No. 19), Registration
                     No. 2-78066, as filed with the SEC on April 22, 1992.

        (9) Copies of all other material contracts not made in the ordinary course of business which are to be performed in whole or in part at or after the date of filing the Registration Statement;

                 (Not applicable)

        (10) An opinion and consent of counsel as to the legality of the securities being registered, indicating whether they will when sold be legally issued, fully paid, and non-assessable;

                     Opinion letter and written consent of Swidler & Berlin, Chartered, dated , is included as Exhibit
                     (10) to this Registration Statement.

        (11) Copies of any other opinions, appraisals, or rulings, and consents to the use thereof relied on in the preparation of this Registration Statement and required by Section 7 of the 1933 Act;

                      Consent of Arthur Andersen LLP dated April 30,
                      1998 is included as Exhibit (11) to this Registration Statement.

        (12)    All financial statements omitted from Item 23 of Part B;

                     (Not applicable)


        (13) Copies of any agreements or understandings made in consideration for providing the initial capital between or among the Trust, the underwriter, adviser, promoter, or initial stockholders and written assurances from promoters or initial stockholders that their purchases were made for investment purposes without any present intention of redeeming or reselling;

                     (Agreements for Advances, executed September 24, 1981, September 25, 1981, October 19, 1981 and April 16, 1982, previously submitted, have expired.)


        (14) Copies of the model plan used in the establishment of any retirement plan in conjunction with which the Trust offers its securities, any instructions thereto, and any other documents making up the model plan. Such form(s) should disclose the costs and fees charged in connection therewith;

                     (Not applicable)

        (15) Copies of any plan entered into by the Trust pursuant to Rule 12b-1 under the Investment Company Act, which describes all material aspects of the financing of distribution of the Trust's shares, and any agreements with any person relating to implementation of such plan;

                     Plan for Distribution as amended through December 11, 1997 is included as Exhibit (15) of this Registration Statement.

        (16) Schedule for computation of each performance quotation provided in the Registration Statement in response to Item 22 (which need not be audited);

                     (Not applicable)

    (17) Financial Data Schedule is included as Exhibit (17) to this Registration Statement.

     (18)    Other Exhibits:

                (a) Powers of Attorney for Trustees Cullerton, Hill, Maddaloni, Stern, Moore, Sweeney, Georgine, LaVere,
               Fleischer, Joyce, Coia, Monroe, Duvernay, Chavez-
       Thompson, Kardy, Latimer, Stanley, Fleischer, Hanley,
   Hurt, Spear, Ravitch and Wiegert and Trust Officers
Coyle, Campbell, Martin, Thompson and Roark are filed as
Exhibit 18(a) to this Registration Statement.
                                    C-16